UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2019 through December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2019 (Unaudited)

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Equity Premium Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

At the end of July 2019, the U.S. Federal Reserve responded to signs of a weakening economy by cutting interest rates for the first time in more than a decade and proceeded to cut rates two more times in 2019. Financial markets responded favorably and the S&P 500 Index reached record highs in late October. Global equity prices were also supported by easing U.S.-China trade tensions, continued growth in corporate profits and accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data, allowing for a strong second half of 2019 for financial markets.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, U.S. elections and a U.S. economy that appears to be in the late stages of a record long expansion. Additionally, the strong equity market returns of the past year may be hard to replicate. On the other hand, we believe leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should benefit financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Equity markets largely provided positive returns for the reporting period on the back of low interest rates, continued corporate profit growth and an easing of U.S.-China trade tensions. Overall, U.S. equity outperformed other equity markets as well as fixed income markets.

In response to slowing economic growth and continued low inflation, the U.S. Federal Reserve in late July 2019 cut interest rates for the first time in more than a decade. The central bank followed with another cut in mid-September and another at the end of October. Equity investors responded to lower interest rates by driving stock prices higher and by the end of October leading equity U.S. indexes had returned to record highs. Within U.S. large cap stocks, growth stocks mostly outperformed value stocks but within mid cap and small cap stocks, value generally outperformed growth.

Bond markets generally provided positive returns for the second half of 2019, led by U.S. high yield bonds (also known as “junk bonds”) and emerging markets debt. Investment grade U.S. corporate debt provided modest returns while yields on U.S. Treasury bonds fell during the period. For the six months ended December 31, 2019, the S&P 500 returned 10.9% and the Bloomberg Barclays U.S. Aggregate Index returned 2.5%.

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.45%
S&P 500 Index	10.92%

Net Assets as of 12/31/2019 (In Thousands)	$103,232

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the real estate and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials and health care sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Loews Corp., Public Storage and Pfizer Inc. Shares of Loews, a holding company operating in the energy, hotels and investment businesses, fell after the company reported a decline in third quarter 2019 earnings that was wider than expected. Shares of Public Storage, a real estate investment trust, fell after the company reported a decline in earnings for the second quarter of 2019 and lower-than-expected revenue for the third quarter of 2019. Shares of Pfizer, a pharmaceuticals and consumer health care products manufacturer, fell after the company announced an agreement to merge its Upjohn business with Mylan Inc. and reported lower-than-expected revenue for the second quarter of 2019.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in DexCom Inc. and its overweight positions in Martin Marietta Materials Inc. and UnitedHealth Group Inc. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019. Shares of Martin Marietta Materials, a provider of crushed stone, sand and gravel, rose after the company reported revenue growth for the second quarter of 2019 and raised its forecast for the full year 2019. Shares of UnitedHealth Group, a health insurance provider, rose on continued earnings growth and better-than-expected earnings for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.9%
2.	Apple, Inc.	4.1
3.	Loews Corp.	4.1
4.	UnitedHealth Group, Inc.	4.0
5.	Alphabet, Inc., Class C	3.9
6.	Capital One Financial Corp.	3.9
7.	Bank of America Corp.	3.5
8.	Mastercard, Inc., Class A	3.4
9.	Delta Air Lines, Inc.	3.3
10.	Amazon.com, Inc.	3.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.7%
Financials	20.5
Consumer Discretionary	11.2
Health Care	10.9
Communication Services	9.2
Materials	6.4
Industrials	5.7
Energy	5.4
Real Estate	5.3
Utilities	2.7
Consumer Staples	1.1
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge**		3.56%	22.50%	10.18%	12.53%
Without Sales Charge		9.30	29.28	11.38	13.25
CLASS C SHARES	July 29, 2011
With CDSC***		8.00	27.59	10.83	12.68
Without CDSC		9.00	28.59	10.83	12.68
CLASS I SHARES	July 29, 2011	9.45	29.61	11.67	13.54
CLASS R6 SHARES	October 1, 2018	9.55	29.93	11.73	13.58

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from July 29, 2011 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper

Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.29%
Russell 1000 Value Index	8.86%

Net Assets as of 12/31/2019 (In Thousands)	$31,512,722

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the health care sector and its overweight position in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials and real estate sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co., Apple Inc. and Microsoft Corp. Shares of Bristol-Myers Squibb, a drug manufacturer, rose following the company’s acquisition of Celgene Corp. and after the company raised its dividend in December 2019. Shares of Apple and Microsoft, both of which are information technology companies that were not held in the Benchmark, rose amid general investor demand for large cap technology stocks during the reporting period.

Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co., Intel Corp. and AT&T Inc., none of which were held by the Fund. Shares of JPMorgan Chase, which the Fund is prohibited from holding, rose amid broader gains in shares of other large banks. Shares of Intel, a semiconductor manufacturer, rose amid a rally in stocks of semiconductor manufacturers. Shares of AT&T, a telecommunications provider, rose after the company announced plans to cut $1.5 billion in costs and to repurchase 100 million of its shares.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.3%
2.	Chevron Corp.	2.9
3.	PNC Financial Services Group, Inc. (The)	2.4
4.	Bristol-Myers Squibb Co.	2.3
5.	CME Group, Inc.	2.3
6.	ConocoPhillips	2.2
7.	BlackRock, Inc.	2.1
8.	Johnson & Johnson	2.1
9.	Comcast Corp., Class A	1.9
10.	Microsoft Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.3%
Health Care	13.4
Industrials	10.7
Information Technology	9.5
Consumer Staples	8.5
Energy	7.0
Consumer Discretionary	6.9
Utilities	5.3
Materials	3.8
Communication Services	3.6
Real Estate	3.4
Short-Term Investments	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		3.41%	19.46%	8.30%	12.30%
Without Sales Charge		9.15	26.05	9.47	12.91
CLASS C SHARES	November 4, 1997
With CDSC***		7.84	24.34	8.92	12.35
Without CDSC		8.84	25.34	8.92	12.35
CLASS I SHARES	July 2, 1987	9.29	26.29	9.73	13.21
CLASS R2 SHARES	February 28, 2011	9.00	25.67	9.18	12.65
CLASS R3 SHARES	September 9, 2016	9.17	26.02	9.47	12.91
CLASS R4 SHARES	September 9, 2016	9.30	26.31	9.73	13.21
CLASS R5 SHARES	February 28, 2011	9.36	26.52	9.94	13.40
CLASS R6 SHARES	January 31, 2012	9.43	26.60	10.04	13.45

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31, 2009 to December 31, 2019.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.11%
S&P 500 Index	10.92%
ICE BofAML 3-Month U.S. Treasury Bill Index	1.03%

Net Assets as of 12/31/2019 (In Thousands)	$114,917

INVESTMENT OBJECTIVE**

The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) and outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2019. The Fund’s underweight position and security selection in the information technology sector and its security selection in the financials sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the energy and materials sectors was a leading contributor to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight positions in Apple Inc. and JPMorgan Chase & Co. and its overweight position in Yum Brands Inc. Shares of Apple, a maker of mobile and desktop devices and computers not held in the Fund, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle. Shares of JPMorgan Chase, which the Fund is prohibited from holding, rose amid broader gains in stocks of large banks during the reporting period. Shares of Yum Brands, an operator of fast food restaurant chains, fell after the company reported lower-than-expected earnings and sales growth for the third quarter of 2019.

Leading individual contributors to the Fund’s performance included its underweight positions in Cisco Systems Inc., Netflix Inc. and Amazon.com Inc. Shares of Cisco Systems, a network and information technology provider not held in the Fund, fell following two consecutive quarters of weak revenue growth. Shares of Netflix, a subscription entertainment provider not held in the Fund, fell amid increased competition and weakening subscriber numbers. Shares of Amazon, an online shopping service, fell after the U.S. Department of Defense awarded a $10 billion contract for cloud computing services to Microsoft Corp.

HOW WAS THE FUND POSITIONED?

The Fund seeks to generate income through a combination of selling options and investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Credit Suisse AG, ELN, 36.10%, 1/31/2020, (linked to S&P 500 Index)	3.4%
2.	Wells Fargo Bank, ELN, 42.50%, 2/7/2020, (linked to S&P 500 Index)	3.1
3.	UBS AG, ELN, 32.60%, 1/24/2020, (linked to S&P 500 Index)	3.1
4.	HSBC Bank USA, NA, ELN, 38.99%, 1/17/2020, (linked to S&P 500 Index)	3.0
5.	GS Finance Corp., ELN, 45.79, 1/10/2020, (linked to S&P 500 Index)	2.8
6.	iShares Edge MSCI Min Vol USA ETF	1.5
7.	Microsoft Corp.	1.4
8.	UnitedHealth Group, Inc.	1.4
9.	Eli Lilly & Co.	1.4
10.	Accenture plc, Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	12.9%
Convertible Bonds	12.7
Financials	11.7
Information Technology	9.7
Consumer Staples	9.6
Health Care	9.6
Utilities	9.6
Consumer Discretionary	7.3
Communication Services	4.4
Real Estate	3.9
Energy	2.3
Materials	2.2
Exchange-Traded Funds	1.5
Short-Term Investments	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge**		0.36%	14.52%	4.78%
Without Sales Charge		5.94	20.84	9.09
CLASS C SHARES	August 31, 2018
With CDSC***		4.66	19.14	8.49
Without CDSC		5.66	20.14	8.49
CLASS I SHARES	August 31, 2018	6.11	21.08	9.32
CLASS R5 SHARES	August 31, 2018	6.12	21.18	9.43
CLASS R6 SHARES	August 31, 2018	6.24	21.38	9.59

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/18 to 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2018.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index from August 31, 2018 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML

3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	11.02%
Russell 1000 Value Index	8.86%

Net Assets as of 12/31/2019 (In Thousands)	$776,413

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the health care sector and its security selection and overweight position in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and real estate sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Apple Inc. and Microsoft Corp. and its overweight position in Bristol-Myers Squibb Co. Shares of Apple and Microsoft, both of which are information technology companies that were not held in the Benchmark, rose amid broad investor demand for large cap technology stocks during the reporting period. Shares of Bristol-Myers Squibb, a drug manufacturer, rose following the company’s acquisition of Celgene Corp. and after the company raised its dividend in December 2019.

Leading individual detractors from relative performance included JPMorgan Chase & Co., Intel Corp. and AT&T Inc., none of which were held by the Fund. Shares of JPMorgan Chase, which the Fund may not hold, rose amid broader gains in shares of large banks. Shares of Intel, a semiconductor manufacturer, rose amid a rally in stocks of semiconductor manufacturers. Shares of AT&T, a telecommunications provider, rose after the company announced plans to cut $1.5 billion in costs and repurchase 100 million of its shares.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.5%
2.	Microsoft Corp.	2.8
3.	Morgan Stanley	2.4
4.	Bristol-Myers Squibb Co.	2.3
5.	Berkshire Hathaway, Inc., Class B	2.3
6.	Truist Financial Corp.	2.3
7.	Chevron Corp.	2.2
8.	BlackRock, Inc.	2.0
9.	Apple, Inc.	2.0
10.	United Technologies Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.8%
Health Care	14.2
Information Technology	10.2
Industrials	10.1
Energy	7.8
Consumer Discretionary	7.1
Consumer Staples	5.6
Utilities	4.3
Communication Services	3.9
Real Estate	3.1
Materials	3.0
Short-Term Investments	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge**		5.19%	21.09%	7.93%	11.93%
Without Sales Charge		11.02	27.81	9.10	12.54
CLASS C SHARES	January 2, 1998
With CDSC***		9.74	26.22	8.56	11.98
Without CDSC		10.74	27.22	8.56	11.98
CLASS I SHARES	January 25, 1996	11.17	28.16	9.37	12.83
CLASS R2 SHARES	November 2, 2015	10.89	27.51	8.88	12.42
CLASS R3 SHARES	July 31, 2017	11.02	27.82	9.11	12.54
CLASS R4 SHARES	July 31, 2017	11.15	28.15	9.37	12.83
CLASS R5 SHARES	November 2, 2015	11.24	28.35	9.53	12.91
CLASS R6 SHARES	November 2, 2015	11.31	28.48	9.60	12.95

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds

Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	5.42%
S&P 500 Index	10.92%

Net Assets as of 12/31/2019 (In Thousands)	$6,707,148

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund captured 50% of the Benchmark’s total return with about 60% of the Benchmark’s volatility during the six month reporting period.

The Fund’s security selection in the financials and consumer cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and pharmaceutical/medical technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included JPMorgan Chase & Co. and the Fund’s overweight positions in Automatic Data Processing Co. and Expedia Inc. Shares of JPMorgan Chase, which the Fund may not hold, rose amid broader gains in shares of large banks during the reporting period. Shares of Automatic Data Processing, a provider of payroll and other business services, fell after the company reporter lower-than-expected revenue for its fiscal first quarter. Shares of Expedia, a provider of online travel booking, fell amid increased competition and lower-than-expected earnings and revenue for the third quarter of 2019.

Leading individual contributors to relative performance included the Fund’s underweight positions in Cisco Systems Inc. and Oracle Corp. and its overweight position in Zimmer Biomet Holdings Inc. Shares of Cisco Systems, a network and information technology provider not held in the Fund, fell following two consecutive quarters of weak revenue growth. Shares of Oracle, a software company, fell amid several consecutive quarters of weak revenue growth. Shares of Zimmer Biomet Holdings, a medical devices manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	5.2%
2.	Apple, Inc.	4.9
3.	Amazon.com, Inc.	3.2
4.	Mastercard, Inc., Class A	1.9
5.	Alphabet, Inc., Class A	1.8
6.	Alphabet, Inc., Class C	1.6
7.	Berkshire Hathaway, Inc., Class B	1.6
8.	Comcast Corp., Class A	1.5
9.	UnitedHealth Group, Inc.	1.4
10.	Citigroup, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.7%
Health Care	13.7
Financials	12.2
Consumer Discretionary	10.8
Communication Services	10.2
Industrials	8.8
Consumer Staples	5.5
Energy	4.1
Utilities	3.2
Materials	2.5
Real Estate	2.1
Put Options Purchased	1.2
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge**		(0.20)%	7.09%	5.09%	6.04%
Without Sales Charge		5.32	13.02	6.23	6.99
CLASS C SHARES	December 13, 2013
With CDSC***		3.99	11.47	5.69	6.45
Without CDSC		4.99	12.47	5.69	6.45
CLASS I SHARES	December 13, 2013	5.42	13.31	6.49	7.25
CLASS R5 SHARES	December 13, 2013	5.48	13.45	6.68	7.45
CLASS R6 SHARES	December 13, 2013	5.58	13.60	6.75	7.51

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the ICE BofAML 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S.

Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	8.33%
Russell 1000 Growth Index	12.27%

Net Assets as of 12/31/2019 (In Thousands)	$17,625,014

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the technology and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financial services and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in MercadoLibre Inc. and Exact Sciences Corp. Shares of Apple, a maker of mobile and desk-top devices and computers, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle. Shares of MercadoLibre, an online commerce platform operator not held in the Benchmark, fell after the company reported a loss for the third quarter of 2019. Shares of Exact Sciences, a maker of cancer screening diagnostics, fell amid investor disappointment with its forecast for the third quarter of 2019.

Leading individual contributors to relative performance included the Fund’s overweight positions in Advanced Micro Devices Inc., Tesla Inc. and DexCom Inc. Shares of Advanced Micro Devices, a semiconductor maker, rose on growth in revenue and market share during the reporting period. Shares of Telsa, a maker of electric cars and electricity storage technologies, rose amid increases in production and deliveries of automobiles. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.4%
2.	Alphabet, Inc., Class C	5.3
3.	Apple, Inc.	3.6
4.	Amazon.com, Inc.	3.5
5.	Mastercard, Inc., Class A	3.5
6.	Tesla, Inc.	2.6
7.	Texas Instruments, Inc.	2.2
8.	Advanced Micro Devices, Inc.	2.2
9.	MercadoLibre, Inc. (Argentina)	2.0
10.	PayPal Holdings, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.6%
Consumer Discretionary	19.1
Health Care	12.6
Industrials	9.8
Communication Services	9.8
Financials	6.3
Consumer Staples	2.9
Materials	2.6
Real Estate	0.8
Short-Term Investments	5.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge**		2.53%	31.44%	13.75%	14.65%
Without Sales Charge		8.21	38.73	14.98	15.27
CLASS C SHARES	November 4, 1997
With CDSC***		6.90	36.99	14.40	14.69
Without CDSC		7.90	37.99	14.40	14.69
CLASS I SHARES	February 28, 1992	8.33	39.04	15.20	15.49
CLASS R2 SHARES	November 3, 2008	8.08	38.39	14.68	14.99
CLASS R3 SHARES	September 9, 2016	8.21	38.73	14.93	15.26
CLASS R4 SHARES	September 9, 2016	8.35	39.08	15.20	15.49
CLASS R5 SHARES	April 14, 2009	8.40	39.24	15.40	15.71
CLASS R6 SHARES	November 30, 2010	8.47	39.39	15.52	15.80

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	10.79%
Russell 1000 Value Index	8.86%

Net Assets as of 12/31/2019 (In Thousands)	$1,618,179

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the consumer stable and basic materials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the real estate investment trusts sector and its security selection and underweight position in the semiconductors & hardware sector were leading detractors from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in FMC Corp., Marathon Petroleum Corp. and Lamb Weston Holdings Inc. Shares of FMC, a diversified chemicals manufacturer, rose after the company reported better-than-expected earnings for the third quarter of 2019 and raised its forecast for its fiscal year 2019. Shares of Marathon Petroleum, an oil refinery and transport company, rose after the company reported better-than-expected earnings for the third quarter of 2019 and unveiled plans to spin off its Speedway business. Shares of Lamb Weston Holdings, a producer of frozen potato products, rose after the company was added to the S&P 500 Index and amid investor expectations for revenue growth in 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Ventas Inc. and Comcast Corp. and its underweight position in JPMorgan Chase & Co. Shares of Ventas, an owner/operator of senior housing and health care properties, fell after it agreed to buy a portfolio of Canadian seniors housing communities in partnership with Le Groupe Maurice in a deal valued at $1.8 billion. Shares of Comcast, a provider of video, Internet and telephone services, fell after the company reported lower-than-expected revenue for the second quarter of 2019. Shares of JPMorgan Chase, which the Fund may not hold, rose amid broad gains in shares of large banks during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Comcast Corp., Class A	3.9%
2.	FMC Corp.	3.8
3.	Charter Communications, Inc., Class A	3.1
4.	Bank of America Corp.	2.9
5.	Morgan Stanley	2.7
6.	Wells Fargo & Co.	2.5
7.	Chevron Corp.	2.5
8.	Cigna Corp.	2.4
9.	Philip Morris International, Inc.	2.4
10.	Citigroup, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	19.2%
Health Care	13.6
Communication Services	9.4
Energy	9.3
Consumer Discretionary	9.3
Real Estate	8.2
Industrials	7.3
Materials	6.7
Consumer Staples	6.1
Information Technology	5.4
Utilities	2.5
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		4.80%	20.48%	7.39%	10.63%
Without Sales Charge		10.60	27.12	8.56	11.22
CLASS C SHARES	March 22, 1999
With CDSC***		9.36	25.44	8.00	10.67
Without CDSC		10.36	26.44	8.00	10.67
CLASS I SHARES	March 1, 1991	10.79	27.45	8.77	11.43
CLASS R2 SHARES	November 3, 2008	10.49	26.82	8.26	10.94
CLASS R3 SHARES	October 1, 2018	10.67	27.07	8.56	11.22
CLASS R4 SHARES	October 1, 2018	10.80	27.42	8.77	11.43
CLASS R5 SHARES	May 15, 2006	10.83	27.59	8.95	11.64
CLASS R6 SHARES	November 30, 2010	10.96	27.74	9.05	11.71

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE 12/31/09 TO 12/31/19

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the per- formance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class L Shares)*	11.29%
S&P 500 Index	10.92%

Net Assets as of 12/31/2019 (In Thousands)	$15,673,237

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the semiconductors & hardware sector and the health services sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and pharmaceutical/medical technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in Cisco Systems Inc. and its overweight positions in Taiwan Semiconductor Manufacturing Co. and Alphabet Inc. Shares of Cisco Systems, a network and information technology provider not held in the Fund, fell following two consecutive quarters of weak revenue growth. Shares of Taiwan Semiconductor Manufacturing, a maker of semiconductor wafers and integrated circuits, rose amid investor expectation for increased demand for semiconductors in 2020. Shares of Alphabet, the parent company of Google Inc., rose amid broad investor demand for large cap technology stocks during the reporting period.

Leading individual detractors from relative performance included the Fund’s overweight positions in Analog Devices Inc. and Pfizer Inc. and its underweight position in Apple Inc. Shares of Analog Devices, a manufacturer of integrated circuits, fell after the company reported lower-than-expected earnings and revenue for its fiscal fourth quarter of 2019. Shares of Pfizer, a pharmaceuticals and consumer health care products manufacturer, fell after the company announced an agreement to merge its Upjohn business with Mylan Inc. and reported lower-than-expected revenue for the second quarter of 2019. Shares of Apple, a maker of mobile and desktop devices and computers, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.0%
2.	Amazon.com, Inc.	4.5
3.	Alphabet, Inc., Class A	3.9
4.	Apple, Inc.	3.3
5.	Mastercard, Inc., Class A	3.1
6.	Coca-Cola Co. (The)	2.7
7.	UnitedHealth Group, Inc.	2.6
8.	Prologis, Inc.	2.2
9.	Verizon Communications, Inc.	2.2
10.	Norfolk Southern Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.5%
Health Care	15.7
Communication Services	11.9
Consumer Discretionary	10.5
Financials	9.6
Industrials	8.0
Consumer Staples	5.0
Utilities	4.3
Energy	3.9
Real Estate	2.5
Materials	2.2
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge**		5.18%	24.72%	9.46%	12.20%
Without Sales Charge		11.02	31.60	10.64	12.81
CLASS C SHARES	September 10, 2001
With CDSC***		9.75	29.90	10.08	12.24
Without CDSC		10.75	30.90	10.08	12.24
CLASS I SHARES	September 10, 2001	11.17	31.91	10.87	13.04
CLASS L SHARES	September 17, 1993	11.29	32.13	11.03	13.21
CLASS R2 SHARES	November 3, 2008	10.86	31.27	10.34	12.52
CLASS R3 SHARES	September 9, 2016	11.05	31.62	10.63	12.80
CLASS R4 SHARES	September 9, 2016	11.12	31.90	10.86	13.04
CLASS R5 SHARES	May 15, 2006	11.23	32.05	11.05	13.24
CLASS R6 SHARES	November 30, 2010	11.32	32.28	11.15	13.32

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2009 to

December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	10.36%
S&P 500 Index	10.92%

Net Assets as of 12/31/2019 (In Thousands)	$4,434,386

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the industrials and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and information technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc. and JPMorgan Chase & Co. and its overweight position in DuPont Inc. Shares of Apple, a maker of mobile and desktop devices and computers, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle. Shares of JPMorgan Chase, which the Fund is prohibited from holding, rose amid broader gains in stocks of large banks during the reporting period. Shares of DuPont, a chemicals and materials manufacturer, fell after the company reported a decline in profit and sales for the third quarter of 2019.

Leading individual contributors to relative performance included the Fund’s underweight positions in Cisco Systems Inc.

and its overweight positions in Advanced Micro Devices Inc. and Taiwan Semiconductor Manufacturing Inc. Shares of Cisco Systems, a network and information technology provider not held in the Fund, fell following two consecutive quarters of weak revenue growth. Shares of Advanced Micro Devices, a semiconductor maker, rose on growth in revenue and market share during the reporting period. Shares of Taiwan Semiconductor Manufacturing, a maker of semiconductor wafers and integrated circuits, rose amid investor expectation for increased demand for semiconductors in 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 124% to 24%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Microsoft Corp.	4.8%
2.	Amazon.com, Inc.	3.3
3.	Apple, Inc.	3.1
4.	Alphabet, Inc., Class A	2.0
5.	Linde plc (United Kingdom)	1.8
6.	Citigroup, Inc.	1.8
7.	Alphabet, Inc., Class C	1.7
8.	Fiserv, Inc.	1.7
9.	Norfolk Southern Corp.	1.7
10.	Mastercard, Inc., Class A	1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Simon Property Group, Inc.	2.2%
2.	Exxon Mobil Corp.	2.1
3.	eBay, Inc.	2.1
4.	Dominion Energy, Inc.	2.0
5.	Halliburton Co.	1.8
6.	Enbridge, Inc. (Canada)	1.8
7.	Omnicom Group, Inc.	1.8
8.	Seagate Technology plc	1.8
9.	Huntington Ingalls Industries, Inc.	1.7
10.	Robert Half International, Inc.	1.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	24.3%
Health Care	13.9
Consumer Discretionary	11.0
Financials	10.4
Communication Services	10.0
Industrials	9.8
Energy	5.6
Materials	4.3
Consumer Staples	3.9
Utilities	3.4
Real Estate	2.7
Short-Term Investments	0.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Information Technology	14.3%
Industrials	14.0
Energy	11.6
Financials	9.1
Health Care	9.0
Real Estate	8.7
Consumer Discretionary	8.0
Consumer Staples	6.4
Utilities	6.4
Materials	6.3
Communication Services	6.2

*	Percentages indicated are based on total long investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge**		4.48%	22.70%	8.42%	11.63%
Without Sales Charge		10.26	29.51	9.60	12.23
CLASS C SHARES	November 1, 2005
With CDSC***		8.98	27.85	9.06	11.68
Without CDSC		9.98	28.85	9.06	11.68
CLASS I SHARES	November 1, 2005	10.36	29.78	9.88	12.51
CLASS R2 SHARES	November 3, 2008	10.09	29.05	9.28	11.93
CLASS R5 SHARES	May 15, 2006	10.44	29.86	10.02	12.70
CLASS R6 SHARES	November 1, 2017	10.45	30.00	10.07	12.72

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class L Shares)*	11.25%
S&P 500 Index	10.92%

Net Assets as of 12/31/2019 (In Thousands)	$4,388,914

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Benchmark for the six months ended December 31, 2019. The Fund’s security selection in the technology and pharmaceutical/medical technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and consumer cyclical sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight positions in Cisco Systems Inc. and Oracle Inc. and its overweight position in Zimmer Biomet Holdings Inc. Shares of Cisco Systems, a network and information technology provider, fell following two consecutive quarters of weak revenue growth. Shares of Oracle, a software company, fell amid several consecutive quarters of weak revenue growth. Shares of Zimmer Biomet Holdings, a medical devices manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019.

Leading individual detractors from relative performance included the Fund’s underweight position in JPMorgan Chase & Co. and its overweight positions in Automatic Data Processing Corp. and Expedia Inc. Shares of JPMorgan Chase, which the Fund is prohibited from holding, rose amid broader gains in stocks of large banks during the reporting period. Shares of Automatic Data Processing, a provider of payroll and other business services, fell after the company reporter lower-than-expected revenue for its fiscal first quarter. Shares of Expedia, a provider of online travel booking, fell amid increased competition and lower-than-expected earnings and revenue for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	5.4%
2.	Apple, Inc.	5.1
3.	Amazon.com, Inc.	3.3
4.	Mastercard, Inc., Class A	1.9
5.	Alphabet, Inc., Class A	1.8
6.	Alphabet, Inc., Class C	1.7
7.	Berkshire Hathaway, Inc., Class B	1.7
8.	Comcast Corp., Class A	1.5
9.	UnitedHealth Group, Inc.	1.4
10.	Citigroup, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.5%
Health Care	14.2
Financials	12.7
Consumer Discretionary	11.2
Communication Services	10.6
Industrials	9.1
Consumer Staples	5.6
Energy	4.3
Utilities	3.3
Materials	2.5
Real Estate	2.2
Short-Term Investments	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		5.29%	24.26%	8.57%	12.12%
Without Sales Charge		11.14	31.13	9.75	12.72
CLASS I SHARES	September 10, 2001	11.27	31.39	10.02	13.01
CLASS L SHARES	January 3, 1997	11.25	31.40	10.07	13.12
CLASS R6 SHARES	March 24, 2003	11.34	31.56	10.20	13.24

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Research Enhanced Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%

Airlines — 3.3%

Delta Air Lines, Inc.	58	3,370

Automobiles — 1.8%

Tesla, Inc. *	4	1,877

Banks — 3.5%

Bank of America Corp.	101	3,563

Biotechnology — 1.3%

Amgen, Inc.	6	1,326

Capital Markets — 6.5%

Charles Schwab Corp. (The)	53	2,542

S&P Global, Inc.	8	2,182

T. Rowe Price Group, Inc.	17	2,016

		6,740

Construction Materials — 2.7%

Martin Marietta Materials, Inc.	10	2,800

Consumer Finance — 3.9%

Capital One Financial Corp.	39	4,003

Containers & Packaging — 3.7%

Ball Corp.	24	1,574

Packaging Corp. of America	20	2,219

		3,793

Diversified Financial Services — 2.6%

Berkshire Hathaway, Inc., Class B *	12	2,677

Electric Utilities — 2.7%

Xcel Energy, Inc.	44	2,824

Entertainment — 3.3%

Spotify Technology SA *	10	1,536

Take-Two Interactive Software, Inc. *	15	1,870

		3,406

Equity Real Estate Investment Trusts (REITs) — 5.3%

Federal Realty Investment Trust	21	2,730

Public Storage	13	2,724

		5,454

Food & Staples Retailing — 1.1%

Walgreens Boots Alliance, Inc.	20	1,182

Health Care Equipment & Supplies — 3.1%

DexCom, Inc. *	6	1,297

Intuitive Surgical, Inc. *	3	1,888

		3,185

Health Care Providers & Services — 4.0%

UnitedHealth Group, Inc.	14	4,132

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — 4.1%

Loews Corp.	80	4,212

Interactive Media & Services — 3.9%

Alphabet, Inc., Class C *	3	4,008

Internet & Direct Marketing Retail — 3.2%

Amazon.com, Inc. *	2	3,326

IT Services — 4.8%

Mastercard, Inc., Class A	12	3,521

PayPal Holdings, Inc. *	13	1,410

		4,931

Machinery — 2.4%

Parker-Hannifin Corp.	5	955

Stanley Black & Decker, Inc.	9	1,563

		2,518

Media — 2.0%

DISH Network Corp., Class A *	60	2,116

Multiline Retail — 1.7%

Kohl’s Corp.	35	1,779

Oil, Gas & Consumable Fuels — 5.4%

Kinder Morgan, Inc.	129	2,734

Marathon Petroleum Corp.	47	2,803

		5,537

Pharmaceuticals — 2.6%

Pfizer, Inc.	68	2,655

Semiconductors & Semiconductor Equipment — 3.5%

Advanced Micro Devices, Inc. *	46	2,100

QUALCOMM, Inc.	17	1,506

		3,606

Software — 8.3%

Microsoft Corp.	45	7,089

Synopsys, Inc. *	10	1,461

		8,550

Specialty Retail — 4.4%

AutoZone, Inc. *	2	2,399

Home Depot, Inc. (The)	10	2,179

		4,578

Technology Hardware, Storage & Peripherals — 4.1%

Apple, Inc.	14	4,240

Total Common Stocks (Cost $69,121)		102,388

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.8%

Investment Companies — 0.8%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b) (Cost $890)	890	890

Total Investments — 100.0% (Cost $70,011)		103,278
Liabilities in Excess of Other Assets — 0.0% (c)		(46)

NET ASSETS — 100.0%		103,232

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.3%

Aerospace & Defense — 2.8%

General Dynamics Corp.	2,571	453,421

United Technologies Corp.	2,914	436,464

		889,885

Banks — 10.4%

Bank of America Corp.	29,477	1,038,187

Cullen/Frost Bankers, Inc.	1,109	108,407

M&T Bank Corp.	476	80,730

PNC Financial Services Group, Inc. (The)	4,654	742,975

Truist Financial Corp.	6,890	388,055

US Bancorp	6,005	356,066

Wells Fargo & Co.	10,554	567,778

		3,282,198

Beverages — 2.3%

Coca-Cola Co. (The)	6,816	377,245

PepsiCo, Inc.	2,461	336,306

		713,551

Biotechnology — 0.5%

Gilead Sciences, Inc.	2,297	149,228

Capital Markets — 5.6%

BlackRock, Inc.	1,311	659,050

CME Group, Inc.	3,592	720,961

Northern Trust Corp.	1,423	151,159

T. Rowe Price Group, Inc.	1,995	243,096

		1,774,266

Chemicals — 3.8%

Air Products & Chemicals, Inc.	2,121	498,328

Corteva, Inc.	579	17,122

DuPont de Nemours, Inc.	2,361	151,597

PPG Industries, Inc.	2,870	383,101

RPM International, Inc.	1,900	145,863

		1,196,011

Commercial Services & Supplies — 0.7%

Republic Services, Inc.	2,407	215,750

Consumer Finance — 1.8%

Capital One Financial Corp.	2,960	304,600

Discover Financial Services	3,042	257,981

		562,581

Diversified Telecommunication Services — 1.7%

Verizon Communications, Inc.	8,458	519,295

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 3.3%

Edison International	1,468	110,707

Entergy Corp.	786	94,184

NextEra Energy, Inc.	2,016	488,276

Xcel Energy, Inc.	5,650	358,744

		1,051,911

Equity Real Estate Investment Trusts (REITs) — 3.4%

Alexandria Real Estate Equities, Inc.	789	127,425

AvalonBay Communities, Inc.	1,440	301,927

Boston Properties, Inc.	1,098	151,382

Simon Property Group, Inc.	1,221	181,865

Ventas, Inc.	2,193	126,604

Vornado Realty Trust	2,865	190,494

		1,079,697

Food & Staples Retailing — 0.8%

Walmart, Inc.	2,134	253,620

Food Products — 1.4%

Mondelez International, Inc., Class A	8,230	453,290

Health Care Equipment & Supplies — 2.7%

Abbott Laboratories	1,247	108,288

Becton Dickinson and Co.	1,124	305,820

Medtronic plc	3,957	448,952

		863,060

Health Care Providers & Services — 1.8%

CVS Health Corp.	2,878	213,792

UnitedHealth Group, Inc.	1,213	356,611

		570,403

Hotels, Restaurants & Leisure — 3.2%

Las Vegas Sands Corp.	3,942	272,151

McDonald’s Corp.	2,632	520,068

Starbucks Corp.	987	86,809

Wyndham Hotels & Resorts, Inc.	2,210	138,819

		1,017,847

Household Products — 1.5%

Procter & Gamble Co. (The)	3,662	457,417

Industrial Conglomerates — 0.7%

Honeywell International, Inc.	1,248	220,825

Insurance — 7.5%

Arthur J Gallagher & Co.	2,766	263,444

Chubb Ltd.	1,560	242,767

Cincinnati Financial Corp.	689	72,443

Hartford Financial Services Group, Inc. (The)	6,007	365,051

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Marsh & McLennan Cos., Inc.	1,151	128,210

MetLife, Inc.	6,411	326,772

Progressive Corp. (The)	3,083	223,149

Prudential Financial, Inc.	4,327	405,586

Travelers Cos., Inc. (The)	2,370	324,639

		2,352,061

IT Services — 2.8%

Accenture plc, Class A	1,086	228,740

Automatic Data Processing, Inc.	1,759	299,842

Fidelity National Information Services, Inc.	2,613	363,463

		892,045

Leisure Products — 1.0%

Hasbro, Inc.	2,848	300,789

Machinery — 5.3%

Deere & Co.	1,824	316,038

Dover Corp.	4,367	503,372

Illinois Tool Works, Inc.	1,166	209,453

Parker-Hannifin Corp.	2,095	431,266

Stanley Black & Decker, Inc.	1,256	208,142

		1,668,271

Media — 1.9%

Comcast Corp., Class A	13,398	602,488

Multi-Utilities — 2.0%

CMS Energy Corp.	4,737	297,682

DTE Energy Co.	545	70,828

NiSource, Inc.	1,802	50,167

Public Service Enterprise Group, Inc.	3,493	206,255

		624,932

Oil, Gas & Consumable Fuels — 7.0%

Chevron Corp.	7,454	898,299

ConocoPhillips	10,563	686,936

Exxon Mobil Corp.	5,440	379,620

Valero Energy Corp.	2,462	230,555

		2,195,410

Pharmaceuticals — 8.4%

Bristol-Myers Squibb Co.	11,382	730,606

Eli Lilly & Co.	2,682	352,549

Johnson & Johnson	4,463	651,027

Merck & Co., Inc.	5,174	470,612

Pfizer, Inc.	10,987	430,460

		2,635,254

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.1%

Norfolk Southern Corp.	1,840	357,130

Semiconductors & Semiconductor Equipment — 3.3%

Analog Devices, Inc.	4,288	509,537

Texas Instruments, Inc.	4,138	530,877

		1,040,414

Software — 1.9%

Microsoft Corp.	3,784	596,674

Specialty Retail — 1.7%

Home Depot, Inc. (The)	2,218	484,356

Tiffany & Co.	492	65,786

		550,142

Technology Hardware, Storage & Peripherals — 1.5%

Apple, Inc.	1,573	461,835

Textiles, Apparel & Luxury Goods — 1.0%

VF Corp.	3,086	307,580

Tobacco — 2.5%

Altria Group, Inc.	5,401	269,548

Philip Morris International, Inc.	6,151	523,387

		792,935

Total Common Stocks (Cost $22,798,429)		30,648,795

Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b) (Cost $821,266)	821,015	821,261

Total Investments — 99.9% (Cost $23,619,695)		31,470,056
Other Assets Less Liabilities — 0.1%		42,666

NET ASSETS — 100.0%		31,512,722

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 81.0%

Aerospace & Defense — 3.0%

General Dynamics Corp.	8	1,329

Northrop Grumman Corp.	2	771

United Technologies Corp.	9	1,384

		3,484

Banks — 0.3%

Truist Financial Corp.	6	349

Beverages — 3.2%

Coca-Cola Co. (The)	27	1,483

Constellation Brands, Inc., Class A	4	716

PepsiCo, Inc.	11	1,533

		3,732

Building Products — 0.4%

Allegion plc	4	470

Capital Markets — 1.9%

CME Group, Inc.	4	764

Intercontinental Exchange, Inc.	16	1,442

		2,206

Chemicals — 2.0%

Air Products & Chemicals, Inc.	2	472

Celanese Corp.	7	861

Linde plc (United Kingdom)	5	993

		2,326

Commercial Services & Supplies — 1.2%

Waste Management, Inc.	12	1,398

Consumer Finance — 1.2%

American Express Co.	11	1,380

Containers & Packaging — 0.2%

Silgan Holdings, Inc.	9	269

Diversified Financial Services — 1.2%

Berkshire Hathaway, Inc., Class B*	6	1,398

Diversified Telecommunication Services — 1.2%

Verizon Communications, Inc.	23	1,399

Electric Utilities — 7.1%

American Electric Power Co., Inc.	16	1,554

Edison International	6	472

Entergy Corp.	12	1,394

Exelon Corp.	5	241

FirstEnergy Corp.	21	1,044

NextEra Energy, Inc.	6	1,538

Southern Co. (The)	7	461

Xcel Energy, Inc.	24	1,511

		8,215

INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — 1.4%

Eaton Corp. plc	16	1,562

Entertainment — 0.7%

Walt Disney Co. (The)	5	794

Equity Real Estate Investment Trusts (REITs) — 3.9%

Boston Properties, Inc.	4	608

Equity LifeStyle Properties, Inc.	5	329

Equity Residential	5	434

National Retail Properties, Inc.	16	864

Prologis, Inc.	8	691

Public Storage	4	756

VICI Properties, Inc.	20	511

WP Carey, Inc.	4	297

		4,490

Food & Staples Retailing — 1.2%

Costco Wholesale Corp.	2	723

Walmart, Inc.	5	633

		1,356

Food Products — 1.9%

General Mills, Inc.	12	657

Mondelez International, Inc., Class A	27	1,503

		2,160

Health Care Equipment & Supplies — 1.6%

Becton Dickinson and Co.	2	550

Medtronic plc	8	941

Zimmer Biomet Holdings, Inc.	2	331

		1,822

Health Care Providers & Services — 1.9%

Anthem, Inc.	1	320

Cigna Corp.	1	248

UnitedHealth Group, Inc.	6	1,639

		2,207

Hotels, Restaurants & Leisure — 2.5%

Darden Restaurants, Inc.	4	473

McDonald’s Corp.	6	1,251

Yum! Brands, Inc.	12	1,184

		2,908

Household Products — 1.8%

Kimberly-Clark Corp.	3	462

Procter & Gamble Co. (The)	12	1,550

		2,012

Industrial Conglomerates — 1.2%

Honeywell International, Inc.	7	1,322

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Insurance — 7.2%

Allstate Corp. (The)	13		1,468

Aon plc	5		972

Axis Capital Holdings Ltd.	18		1,051

Chubb Ltd.	9		1,386

Everest Re Group Ltd.	4		1,068

Hartford Financial Services Group, Inc. (The)	23		1,409

MetLife, Inc.	17		865

			8,219

Interactive Media & Services — 1.4%

Alphabet, Inc., Class A*	1		1,566

Internet & Direct Marketing Retail — 0.4%

Amazon.com, Inc.*	—	(a)	477

IT Services — 6.7%

Accenture plc, Class A	8		1,597

Automatic Data Processing, Inc.	8		1,431

Fiserv, Inc.*	13		1,519

International Business Machines Corp.	6		848

Leidos Holdings, Inc.	8		783

Mastercard, Inc., Class A	2		621

Visa, Inc., Class A	5		886

			7,685

Life Sciences Tools & Services — 0.7%

Thermo Fisher Scientific, Inc.	2		804

Machinery — 1.6%

Cummins, Inc.	3		555

Ingersoll-Rand plc	10		1,279

			1,834

Media — 1.2%

Comcast Corp., Class A	29		1,326

Multi-Utilities — 2.5%

CMS Energy Corp.	23		1,419

Sempra Energy	10		1,443

			2,862

Oil, Gas & Consumable Fuels — 2.3%

Chevron Corp.	11		1,343

ONEOK, Inc.	18		1,338

			2,681

Pharmaceuticals — 5.5%

Bristol-Myers Squibb Co.	12		739

Eli Lilly & Co.	12		1,601

Johnson & Johnson	10		1,450

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — continued

Merck & Co., Inc.	16	1,444

Pfizer, Inc.	27	1,058

		6,292

Road & Rail — 1.4%

Kansas City Southern	3	460

Norfolk Southern Corp.	5	949

Union Pacific Corp.	1	226

		1,635

Semiconductors & Semiconductor Equipment — 1.4%

Analog Devices, Inc.	4	454

Texas Instruments, Inc.	9	1,169

		1,623

Software — 1.7%

Intuit, Inc.	1	267

Microsoft Corp.	11	1,666

		1,933

Specialty Retail — 4.1%

AutoZone, Inc.*	1	1,377

Home Depot, Inc. (The)	4	883

Ross Stores, Inc.	8	946

TJX Cos., Inc. (The)	25	1,521

		4,727

Textiles, Apparel & Luxury Goods — 0.3%

NIKE, Inc., Class B	3	318

Tobacco — 1.6%

Altria Group, Inc.	17	840

Philip Morris International, Inc.	12	1,029

		1,869

Total Common Stocks (Cost $84,746)		93,110

	PRINCIPAL AMOUNT ($000)
Equity Linked Notes — 15.7%

Credit Suisse AG, ELN, 36.10%, 1/31/2020, (linked to S&P 500 Index) (b)	1	3,980

GS Finance Corp., ELN, 45.79, 1/10/2020, (linked to S&P 500 Index) (b)	1	3,293

HSBC Bank USA, NA, ELN, 38.99%, 1/17/2020, (linked to S&P 500 Index) (b)	1	3,492

UBS AG, ELN, 32.60%, 1/24/2020, (linked to S&P 500 Index) (b)	1	3,608

Wells Fargo Bank, ELN, 42.50%, 2/7/2020, (linked to S&P 500 Index) (b)	1	3,648

Total Equity Linked Notes (Cost $18,638)		18,021

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 1.5%

International Equity — 1.5%

iShares Edge MSCI Min Vol USA ETF (Cost $1,677)	26	1,683

Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $3,015)	3,014	3,015

Total Investments — 100.8% (Cost $108,076)		115,829
Liabilities in Excess of Other Assets — (0.8)%		(912)

NET ASSETS — 100.0%		114,917

Percentages indicated are based on net assets.

Abbreviations
ELN	Equity-Linked Note
ETF	Exchange-Traded Fund

(a)	Amount rounds to less than one thousand.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Aerospace & Defense — 2.9%

General Dynamics Corp.	46	8,041

United Technologies Corp.	97	14,482

		22,523

Banks — 12.3%

Bank of America Corp.	770	27,119

Citigroup, Inc.	103	8,233

Citizens Financial Group, Inc.	131	5,336

Cullen/Frost Bankers, Inc.	37	3,589

M&T Bank Corp.	38	6,366

PNC Financial Services Group, Inc. (The)	71	11,302

Truist Financial Corp.	310	17,469

US Bancorp	143	8,467

Wells Fargo & Co.	147	7,903

		95,784

Beverages — 0.5%

PepsiCo, Inc.	30	4,114

Biotechnology — 1.9%

AbbVie, Inc.	108	9,554

Gilead Sciences, Inc.	81	5,263

		14,817

Capital Markets — 7.7%

BlackRock, Inc.	32	15,835

Charles Schwab Corp. (The)	113	5,360

Goldman Sachs Group, Inc. (The)	36	8,209

Morgan Stanley	372	18,996

T. Rowe Price Group, Inc.	93	11,331

		59,731

Chemicals — 2.3%

Air Products & Chemicals, Inc.	29	6,791

Axalta Coating Systems Ltd. *	150	4,557

Corteva, Inc.	25	737

DuPont de Nemours, Inc.	89	5,741

		17,826

Consumer Finance — 1.9%

Capital One Financial Corp.	68	6,977

Discover Financial Services	89	7,541

		14,518

Containers & Packaging — 0.7%

Ball Corp.	40	2,593

Sealed Air Corp.	67	2,653

		5,246

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Financial Services — 2.3%

Berkshire Hathaway, Inc., Class B*	78	17,667

Diversified Telecommunication Services — 1.3%

Verizon Communications, Inc.	169	10,353

Electric Utilities — 2.1%

Edison International	56	4,185

NextEra Energy, Inc.	27	6,538

Xcel Energy, Inc.	87	5,511

		16,234

Entertainment — 1.4%

Walt Disney Co. (The)	75	10,789

Equity Real Estate Investment Trusts (REITs) — 3.1%

AvalonBay Communities, Inc.	25	5,264

Crown Castle International Corp.	25	3,582

Simon Property Group, Inc.	27	3,947

Ventas, Inc.	101	5,814

Vornado Realty Trust	80	5,327

		23,934

Food & Staples Retailing — 0.9%

Walmart, Inc.	60	7,166

Food Products — 1.0%

Mondelez International, Inc., Class A	144	7,948

Health Care Equipment & Supplies — 2.3%

Becton Dickinson and Co.	37	10,090

Medtronic plc	67	7,545

		17,635

Health Care Providers & Services — 3.1%

Cigna Corp.	36	7,331

Humana, Inc.	14	5,241

UnitedHealth Group, Inc.	39	11,465

		24,037

Hotels, Restaurants & Leisure — 1.4%

McDonald’s Corp.	30	5,849

Royal Caribbean Cruises Ltd.	37	4,967

		10,816

Household Products — 1.1%

Colgate-Palmolive Co.	124	8,557

Industrial Conglomerates — 1.1%

Honeywell International, Inc.	47	8,337

Insurance — 4.6%

Chubb Ltd.	59	9,116

Hartford Financial Services Group, Inc. (The)	197	11,954

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Loews Corp.	80	4,215

MetLife, Inc.	81	4,144

Prudential Financial, Inc.	68	6,402

		35,831

Interactive Media & Services — 0.7%

Alphabet, Inc., Class C *	4	5,587

Internet & Direct Marketing Retail — 0.5%

Expedia Group, Inc.	35	3,785

IT Services — 1.0%

Fidelity National Information Services, Inc.	58	8,123

Machinery — 4.2%

Dover Corp.	87	9,991

Ingersoll-Rand plc	24	3,124

Parker-Hannifin Corp.	67	13,872

Stanley Black & Decker, Inc.	32	5,254

		32,241

Media — 0.5%

Comcast Corp., Class A	85	3,836

Multi-Utilities — 2.2%

CMS Energy Corp.	193	12,122

NiSource, Inc.	48	1,325

Public Service Enterprise Group, Inc.	57	3,384

		16,831

Oil, Gas & Consumable Fuels — 7.8%

Chevron Corp.	144	17,341

ConocoPhillips	193	12,575

EOG Resources, Inc.	91	7,584

Exxon Mobil Corp.	54	3,739

Marathon Petroleum Corp.	42	2,525

Phillips 66	40	4,401

Pioneer Natural Resources Co.	27	4,072

Valero Energy Corp.	73	6,865

Williams Cos., Inc. (The)	56	1,319

		60,421

Pharmaceuticals — 6.9%

Bristol-Myers Squibb Co.	278	17,858

Eli Lilly & Co.	29	3,753

Johnson & Johnson	95	13,872

Merck & Co., Inc.	115	10,502

Pfizer, Inc.	202	7,930

		53,915

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.3%

CSX Corp.	52	3,741

Kansas City Southern	41	6,234

		9,975

Semiconductors & Semiconductor Equipment — 4.3%

Analog Devices, Inc.	103	12,205

NXP Semiconductors NV (Netherlands)	62	7,916

Texas Instruments, Inc.	105	13,406

		33,527

Software — 2.8%

Microsoft Corp.	140	21,999

Specialty Retail — 4.1%

AutoZone, Inc. *	8	8,947

Home Depot, Inc. (The)	54	11,683

Lowe’s Cos., Inc.	50	5,940

TJX Cos., Inc. (The)	93	5,660

		32,230

Technology Hardware, Storage & Peripherals — 2.0%

Apple, Inc.	53	15,563

Textiles, Apparel & Luxury Goods — 1.1%

NIKE, Inc., Class B	85	8,642

Tobacco — 2.0%

Altria Group, Inc.	98	4,866

Philip Morris International, Inc.	125	10,645

		15,511

Trading Companies & Distributors — 0.7%

Watsco, Inc.	29	5,206

Total Common Stocks (Cost $483,946)		761,255

Short-Term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b) (Cost $14,492)	14,488	14,492

Total Investments — 99.9% (Cost $498,438)		775,747
Other Assets Less Liabilities — 0.1%		666

NET ASSETS — 100.0%		776,413

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.0%

Aerospace & Defense — 2.0%

Boeing Co. (The)	40	12,965

General Dynamics Corp. (a)	269	47,486

Northrop Grumman Corp.	67	23,132

United Technologies Corp.	326	48,828

		132,411

Airlines — 0.4%

Delta Air Lines, Inc.	240	14,059

Southwest Airlines Co.	175	9,422

United Airlines Holdings, Inc. *	59	5,224

		28,705

Auto Components — 0.2%

Magna International, Inc. (Canada)	228	12,519

Automobiles — 0.3%

General Motors Co.	549	20,082

Banks — 4.5%

Bank of America Corp. (a)	2,165	76,268

Citigroup, Inc.	1,204	96,196

Citizens Financial Group, Inc.	198	8,039

Fifth Third Bancorp	268	8,249

KeyCorp	1,739	35,196

Regions Financial Corp.	576	9,882

Truist Financial Corp.	269	15,146

Wells Fargo & Co.	993	53,430

		302,406

Beverages — 1.9%

Coca-Cola Co. (The) (a)	1,484	82,164

Constellation Brands, Inc., Class A	177	33,590

PepsiCo, Inc. (a)	56	7,600

		123,354

Biotechnology — 2.4%

AbbVie, Inc. (a)	693	61,398

Alexion Pharmaceuticals, Inc. * (a)	179	19,366

Amgen, Inc.	27	6,413

Biogen, Inc. *	94	27,804

Regeneron Pharmaceuticals, Inc. *	48	18,109

Vertex Pharmaceuticals, Inc. *	130	28,461

		161,551

Building Products — 0.3%

Masco Corp.	405	19,416

Capital Markets — 2.9%

Ameriprise Financial, Inc.	82	13,740

BlackRock, Inc.	28	14,242

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Charles Schwab Corp. (The)	563	26,780

Intercontinental Exchange, Inc.	529	48,926

MarketAxess Holdings, Inc.	6	2,350

Morgan Stanley	1,110	56,719

S&P Global, Inc.	84	22,832

State Street Corp.	84	6,611

		192,200

Chemicals — 2.0%

Celanese Corp.	174	21,364

Corteva, Inc.	528	15,600

Dow, Inc.	335	18,351

DuPont de Nemours, Inc.	266	17,075

Eastman Chemical Co.	360	28,524

Linde plc (United Kingdom)	96	20,343

LyondellBasell Industries NV, Class A	127	11,972

		133,229

Commercial Services & Supplies — 0.6%

Cintas Corp. (a)	15	4,106

Waste Management, Inc.	305	34,729

		38,835

Communications Equipment — 0.3%

Cisco Systems, Inc.	296	14,207

Motorola Solutions, Inc.	25	3,988

		18,195

Consumer Finance — 1.5%

American Express Co.	355	44,253

Capital One Financial Corp.	427	43,959

Synchrony Financial	349	12,553

		100,765

Containers & Packaging — 0.4%

Crown Holdings, Inc. *	226	16,358

Packaging Corp. of America	18	1,993

Westrock Co.	221	9,476

		27,827

Diversified Consumer Services — 0.0% (b)

H&R Block, Inc.	99	2,333

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	488	110,564

Voya Financial, Inc.	46	2,780

		113,344

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Diversified Telecommunication Services — 1.1%

AT&T, Inc.	94	3,689

Verizon Communications, Inc. (a)	1,180	72,421

		76,110

Electric Utilities — 2.6%

Edison International	219	16,549

Entergy Corp.	378	45,224

FirstEnergy Corp.	113	5,492

NextEra Energy, Inc. (a)	275	66,485

Southern Co. (The)	455	29,010

Xcel Energy, Inc. (a)	186	11,819

		174,579

Electrical Equipment — 1.1%

Eaton Corp. plc	712	67,462

Emerson Electric Co.	87	6,629

		74,091

Entertainment — 1.3%

Electronic Arts, Inc. *	200	21,485

Netflix, Inc. * (a)	141	45,568

Walt Disney Co. (The) (a)	120	17,357

		84,410

Equity Real Estate Investment Trusts (REITs) — 2.2%

AvalonBay Communities, Inc.	100	20,964

Equinix, Inc.	42	24,603

Equity Residential	269	21,788

Federal Realty Investment Trust	92	11,873

Mid-America Apartment Communities, Inc.	76	10,028

Prologis, Inc.	351	31,294

Public Storage	27	5,675

Ventas, Inc.	221	12,739

VICI Properties, Inc.	223	5,704

		144,668

Food & Staples Retailing — 0.2%

Walmart, Inc.	134	15,914

Food Products — 1.1%

Conagra Brands, Inc.	125	4,280

General Mills, Inc.	393	21,040

Mondelez International, Inc., Class A (a)	916	50,439

		75,759

Health Care Equipment & Supplies — 3.0%

Becton Dickinson and Co. (a)	15	4,047

Boston Scientific Corp. * (a)	1,128	51,027

Intuitive Surgical, Inc. * (a)	20	11,829

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Medtronic plc (a)	710	80,599

Zimmer Biomet Holdings, Inc. (a)	341	51,108

		198,610

Health Care Providers & Services — 3.1%

Anthem, Inc.	146	44,226

Cigna Corp. (a)	280	57,272

McKesson Corp.	68	9,407

UnitedHealth Group, Inc. (a)	328	96,452

		207,357

Hotels, Restaurants & Leisure — 1.3%

Hilton Worldwide Holdings, Inc.	225	24,943

McDonald’s Corp.	76	15,004

Royal Caribbean Cruises Ltd.	52	6,975

Yum! Brands, Inc.	414	41,720

		88,642

Household Durables — 0.3%

Lennar Corp., Class A	376	20,986

Household Products — 1.1%

Kimberly-Clark Corp.	23	3,205

Procter & Gamble Co. (The) (a)	562	70,138

		73,343

Industrial Conglomerates — 0.9%

Honeywell International, Inc. (a)	347	61,462

Insurance — 2.1%

Allstate Corp. (The) (a)	157	17,662

American International Group, Inc. (a)	645	33,121

Arthur J Gallagher & Co.	70	6,698

Hartford Financial Services Group, Inc. (The)	591	35,894

Lincoln National Corp.	21	1,235

MetLife, Inc.	792	40,343

Progressive Corp. (The)	59	4,276

		139,229

Interactive Media & Services — 4.8%

Alphabet, Inc., Class A * (a)	91	121,911

Alphabet, Inc., Class C * (a)	84	111,828

Facebook, Inc., Class A * (a)	433	88,777

		322,516

Internet & Direct Marketing Retail — 3.9%

Amazon.com, Inc. * (a)	120	222,554

Booking Holdings, Inc. * (a)	4	8,236

Expedia Group, Inc.	255	27,557

		258,347

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 6.2%

Accenture plc, Class A	154	32,356

Automatic Data Processing, Inc. (a)	427	72,814

Fiserv, Inc. *	203	23,510

International Business Machines Corp.	83	11,191

Leidos Holdings, Inc.	212	20,737

Mastercard, Inc., Class A (a)	436	130,108

PayPal Holdings, Inc. * (a)	722	78,114

Visa, Inc., Class A (a)	252	47,313

		416,143

Leisure Products — 0.1%

Hasbro, Inc.	77	8,124

Life Sciences Tools & Services — 1.2%

Illumina, Inc. *	37	12,251

Thermo Fisher Scientific, Inc. (a)	210	68,382

		80,633

Machinery — 2.2%

Caterpillar, Inc.	66	9,673

Cummins, Inc.	179	31,970

Deere & Co.	74	12,814

Ingersoll-Rand plc	195	25,938

Parker-Hannifin Corp.	164	33,738

Snap-on, Inc.	59	9,937

Stanley Black & Decker, Inc.	146	24,254

		148,324

Media — 3.2%

Altice USA, Inc., Class A *	389	10,643

Charter Communications, Inc., Class A * (a)	137	66,480

Comcast Corp., Class A (a)	2,244	100,917

Discovery, Inc., Class A *	528	17,299

Discovery, Inc., Class C *	577	17,600

ViacomCBS, Inc.	75	3,145

		216,084

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	322	4,220

Newmont Goldcorp Corp.	117	5,067

		9,287

Multiline Retail — 0.2%

Target Corp.	100	12,788

Multi-Utilities — 0.7%

CMS Energy Corp.	520	32,662

Sempra Energy	96	14,518

		47,180

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 4.3%

Chevron Corp. (a)	779	93,848

Diamondback Energy, Inc.	248	23,031

EOG Resources, Inc. (a)	561	47,010

Exxon Mobil Corp. (a)	199	13,861

Marathon Petroleum Corp. (a)	624	37,578

ONEOK, Inc.	487	36,822

Pioneer Natural Resources Co. (a)	230	34,868

		287,018

Pharmaceuticals — 4.5%

Allergan plc	73	13,883

Bristol-Myers Squibb Co. (a)	945	60,672

Eli Lilly & Co.	358	47,020

Johnson & Johnson (a)	475	69,318

Merck & Co., Inc. (a)	908	82,580

Pfizer, Inc.	722	28,305

		301,778

Road & Rail — 1.5%

Kansas City Southern	50	7,620

Lyft, Inc., Class A *	90	3,858

Norfolk Southern Corp. (a)	303	58,817

Union Pacific Corp. (a)	180	32,495

		102,790

Semiconductors & Semiconductor Equipment — 4.6%

Advanced Micro Devices, Inc. * (a)	922	42,281

Analog Devices, Inc. (a)	498	59,194

Intel Corp.	182	10,877

NVIDIA Corp. (a)	218	51,385

NXP Semiconductors NV (Netherlands)	330	41,964

Teradyne, Inc.	348	23,716

Texas Instruments, Inc. (a)	636	81,553

		310,970

Software — 7.1%

Intuit, Inc.	186	48,777

Microsoft Corp. (a)	2,306	363,612

salesforce.com, Inc. * (a)	381	62,019

		474,408

Specialty Retail — 4.0%

AutoZone, Inc. * (a)	37	44,102

Best Buy Co., Inc.	417	36,581

Home Depot, Inc. (The) (a)	306	66,835

Lowe’s Cos., Inc.	431	51,598

O’Reilly Automotive, Inc. *	34	15,050

Ross Stores, Inc. (a)	179	20,816

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

TJX Cos., Inc. (The)	502	30,672

		265,654

Technology Hardware, Storage & Peripherals — 5.3%

Apple, Inc. (a)	1,153	338,626

HP, Inc.	822	16,892

		355,518

Textiles, Apparel & Luxury Goods — 0.9%

NIKE, Inc., Class B	513	51,996

Ralph Lauren Corp.	65	7,676

		59,672

Tobacco — 1.3%

Altria Group, Inc.	477	23,817

Philip Morris International, Inc. (a)	770	65,484

		89,301

Wireless Telecommunication Services — 0.1%

T-Mobile US, Inc. *	102	7,988

Total Common Stocks (Cost $5,437,210)		6,636,855

	NO. OF CONTRACTS
Options Purchased — 1.2%

Put Options Purchased — 1.2%

Index Funds — 1.2%

S&P 500 Index 3/31/2020 at USD 3,055.00, European Style Notional Amount: USD 6,720,022 Exchange Traded *	20,800	82,160

Total Options Purchased (Cost $82,285)		82,160

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.1%

Investment Companies — 3.1%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.47% (c) (d) (Cost $209,467)	209,467	209,467

Total Investments — 103.3% (Cost $5,728,962)		6,928,482
Liabilities in Excess of Other Assets — (3.3)%		(221,334)

NET ASSETS — 100.0%		6,707,148

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	247	03/2020	USD	39,915	1,066

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Written Call Options Contracts as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

S&P 500 Index	Exchange Traded	20,800	USD 6,720,022	USD 3,330.00	3/31/2020	(69,680)

Written Put Options Contracts as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

S&P 500 Index	Exchange Traded	20,800	USD 6,720,022	USD 2,575.00	3/31/2020	(11,440)

Total Written Options Contracts (Premiums Received $80,766)						(81,120)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%

Aerospace & Defense — 3.2%

Boeing Co. (The)	1,089	354,688

TransDigm Group, Inc. (a)	365	204,288

		558,976

Automobiles — 2.6%

Tesla, Inc. * (a)	1,106	462,673

Beverages — 1.2%

Monster Beverage Corp. *	3,216	204,348

Biotechnology — 4.2%

Amgen, Inc. (a)	1,010	243,577

BioMarin Pharmaceutical, Inc. *	1,074	90,815

Exact Sciences Corp. * (a)	2,157	199,498

Moderna, Inc. * (a)	1,745	34,132

Regeneron Pharmaceuticals, Inc. * (a)	259	97,287

Sarepta Therapeutics, Inc. * (a)	600	77,437

		742,746

Capital Markets — 6.5%

Charles Schwab Corp. (The)	6,225	296,048

MarketAxess Holdings, Inc.	884	335,133

Morgan Stanley	2,181	111,498

MSCI, Inc.	429	110,837

S&P Global, Inc.	1,076	293,747

		1,147,263

Chemicals — 2.6%

Air Products & Chemicals, Inc.	1,077	253,108

Ecolab, Inc.	260	50,089

Sherwin-Williams Co. (The)	271	158,314

		461,511

Electrical Equipment — 1.5%

Rockwell Automation, Inc.	1,318	267,160

Electronic Equipment, Instruments & Components — 1.1%

Amphenol Corp., Class A	1,853	200,496

Entertainment — 1.3%

Netflix, Inc. *	705	228,052

Equity Real Estate Investment Trusts (REITs) — 0.8%

Equinix, Inc.	232	135,623

Food & Staples Retailing — 0.7%

Costco Wholesale Corp.	443	130,265

Health Care Equipment & Supplies — 5.7%

Abbott Laboratories	1,487	129,152

ABIOMED, Inc. * (a)	183	31,252

Boston Scientific Corp. * (a)	5,987	270,710

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

DexCom, Inc. *	1,428	312,339

Intuitive Surgical, Inc. *	455	268,899

		1,012,352

Health Care Technology — 0.9%

Veeva Systems, Inc., Class A *	1,107	155,711

Hotels, Restaurants & Leisure — 4.9%

Chipotle Mexican Grill, Inc. *	404	338,276

Las Vegas Sands Corp.	2,898	200,071

Starbucks Corp.	3,669	322,605

		860,952

Industrial Conglomerates — 2.5%

Honeywell International, Inc.	1,263	223,498

Roper Technologies, Inc.	607	215,053

		438,551

Interactive Media & Services — 8.8%

Alphabet, Inc., Class C *	722	965,010

Facebook, Inc., Class A *	1,398	286,986

Match Group, Inc. * (a)	2,961	243,160

Twitter, Inc. *	1,577	50,556

		1,545,712

Internet & Direct Marketing Retail — 7.9%

Alibaba Group Holding Ltd., ADR (China) *	624	132,308

Amazon.com, Inc. *	345	637,514

Booking Holdings, Inc. *	101	206,811

MercadoLibre, Inc. (Argentina) *	646	369,187

Wayfair, Inc., Class A * (a)	408	36,862

		1,382,682

IT Services — 7.3%

Fidelity National Information Services, Inc. (a)	965	134,223

Mastercard, Inc., Class A (a)	2,105	628,562

PayPal Holdings, Inc. *	3,409	368,800

Shopify, Inc., Class A (Canada) *	382	151,677

		1,283,262

Life Sciences Tools & Services — 2.1%

Illumina, Inc. *	317	105,220

Thermo Fisher Scientific, Inc.	833	270,636

		375,856

Personal Products — 1.1%

Estee Lauder Cos., Inc. (The), Class A	910	187,848

Professional Services — 1.1%

CoStar Group, Inc. *	329	196,960

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Road & Rail — 1.8%

Lyft, Inc., Class A *	536	23,040

Norfolk Southern Corp.	1,501	291,311

		314,351

Semiconductors & Semiconductor Equipment — 7.5%

Advanced Micro Devices, Inc. *	8,776	402,486

ASML Holding NV (Registered), NYRS (Netherlands)	583	172,414

NVIDIA Corp.	862	202,938

QUALCOMM, Inc.	1,404	123,875

Texas Instruments, Inc.	3,143	403,267

Xilinx, Inc.	249	24,335

		1,329,315

Software — 11.8%

Atlassian Corp. plc, Class A *	1,374	165,347

Microsoft Corp.	7,392	1,165,703

salesforce.com, Inc. *	530	86,199

ServiceNow, Inc. *	669	188,914

SS&C Technologies Holdings, Inc.	1,166	71,580

Synopsys, Inc. *	1,849	257,423

Trade Desk, Inc. (The), Class A * (a)	556	144,516

		2,079,682

Specialty Retail — 2.5%

Home Depot, Inc. (The)	1,446	315,699

Ross Stores, Inc.	1,108	129,037

		444,736

Technology Hardware, Storage & Peripherals — 3.7%

Apple, Inc.	2,210	649,030

Textiles, Apparel & Luxury Goods — 1.7%

Lululemon Athletica, Inc. *	1,317	305,202

Total Common Stocks (Cost $10,169,143)		17,101,315

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 5.6%

Investment Companies — 3.1%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $553,858)	553,692	553,858

Investment of Cash Collateral from Securities Loaned — 2.5%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (b) (c)	390,024	390,062

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (b) (c)	46,512	46,512

Total Investment of Cash Collateral from Securities Loaned (Cost $436,573)		436,574

Total Short-Term Investments (Cost $990,431)		990,432

Total Investments — 102.6% (Cost $11,159,574)		18,091,747
Liabilities in Excess of Other Assets — (2.6)%		(466,733)

NET ASSETS — 100.0%		17,625,014

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $426,730,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%

Aerospace & Defense — 2.7%

Arconic, Inc.	420	12,911

General Dynamics Corp.	178	31,320

		44,231

Airlines — 2.9%

Delta Air Lines, Inc.	161	9,398

JetBlue Airways Corp. *	480	8,993

Southwest Airlines Co.	536	28,922

		47,313

Auto Components — 1.2%

Adient plc * (a)	267	5,672

Autoliv, Inc. (Sweden) (a)	93	7,867

Delphi Technologies plc *	473	6,063

		19,602

Automobiles — 1.0%

General Motors Co.	461	16,862

Banks — 8.3%

Bank of America Corp.	1,370	48,237

Citigroup, Inc.	477	38,094

East West Bancorp, Inc.	160	7,777

Wells Fargo & Co.	751	40,415

		134,523

Biotechnology — 1.8%

AbbVie, Inc.	118	10,430

Alexion Pharmaceuticals, Inc. *	77	8,285

Regeneron Pharmaceuticals, Inc. *	29	10,701

		29,416

Building Products — 0.4%

Owens Corning	104	6,799

Capital Markets — 3.3%

Intercontinental Exchange, Inc.	94	8,700

Morgan Stanley	861	44,029

		52,729

Chemicals — 5.7%

Celanese Corp.	38	4,629

Eastman Chemical Co.	138	10,962

FMC Corp. (a)	627	62,567

Linde plc (United Kingdom)	69	14,775

		92,933

Consumer Finance — 1.2%

Capital One Financial Corp.	188	19,316

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 0.2%

Westrock Co.	82	3,536

Diversified Financial Services — 2.3%

Berkshire Hathaway, Inc., Class B *	167	37,735

Electric Utilities — 2.5%

Edison International	311	23,415

Entergy Corp.	69	8,218

Xcel Energy, Inc.	135	8,590

		40,223

Electrical Equipment — 0.5%

Eaton Corp. plc	91	8,572

Equity Real Estate Investment Trusts (REITs) — 6.9%

Empire State Realty Trust, Inc., Class A	457	6,378

JBG SMITH Properties (a)	209	8,341

SBA Communications Corp.	59	14,291

Ventas, Inc. (a)	613	35,400

VEREIT, Inc.	873	8,069

VICI Properties, Inc.	658	16,807

Weingarten Realty Investors	380	11,865

WP Carey, Inc.	120	9,629

		110,780

Food & Staples Retailing — 1.1%

Sprouts Farmers Market, Inc. * (a)	166	3,212

Walmart, Inc.	117	13,916

		17,128

Food Products — 1.5%

Lamb Weston Holdings, Inc.	289	24,880

Health Care Equipment & Supplies — 2.9%

Becton Dickinson and Co.	57	15,475

Zimmer Biomet Holdings, Inc. (a)	208	31,178

		46,653

Health Care Providers & Services — 3.7%

Centene Corp. *	166	10,455

Cigna Corp.	195	39,957

McKesson Corp.	72	10,001

		60,413

Hotels, Restaurants & Leisure — 2.7%

Carnival Corp.	171	8,707

Norwegian Cruise Line Holdings Ltd. *	278	16,221

Wynn Resorts Ltd.	130	18,067

		42,995

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Durables — 1.4%

Lennar Corp., Class A	291	16,258

Whirlpool Corp.	44	6,432

		22,690

Household Products — 0.5%

Energizer Holdings, Inc. (a)	152	7,623

Insurance — 4.4%

Axis Capital Holdings Ltd.	144	8,583

Lincoln National Corp.	278	16,411

MetLife, Inc.	402	20,505

Prudential Financial, Inc.	269	25,207

		70,706

IT Services — 0.9%

DXC Technology Co.	139	5,233

Fidelity National Information Services, Inc.	65	9,013

		14,246

Leisure Products — 0.5%

Brunswick Corp.	142	8,535

Machinery — 0.6%

Parker-Hannifin Corp.	46	9,488

Media — 9.6%

Altice USA, Inc., Class A *	646	17,673

Charter Communications, Inc., Class A *	104	50,545

Comcast Corp., Class A	1,406	63,237

Discovery, Inc., Class A * (a)	159	5,219

DISH Network Corp., Class A *	182	6,441

ViacomCBS, Inc.	274	11,491

		154,606

Metals & Mining — 0.8%

Alcoa Corp. *	375	8,073

Nucor Corp.	89	5,026

		13,099

Multiline Retail — 0.5%

Dollar Tree, Inc. *	82	7,693

Oil, Gas & Consumable Fuels — 9.5%

Chevron Corp.	334	40,287

Concho Resources, Inc.	239	20,903

Diamondback Energy, Inc.	294	27,292

Marathon Petroleum Corp.	477	28,739

Pioneer Natural Resources Co.	237	35,844

		153,065

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 5.3%

Bristol-Myers Squibb Co.	483	30,972

Eli Lilly & Co.	228	29,908

Merck & Co., Inc.	282	25,621

		86,501

Real Estate Management & Development — 1.4%

CBRE Group, Inc., Class A *	90	5,497

Cushman & Wakefield plc * (a)	854	17,454

		22,951

Road & Rail — 0.2%

Lyft, Inc., Class A * (a)	88	3,803

Semiconductors & Semiconductor Equipment — 3.3%

Analog Devices, Inc.	89	10,553

Broadcom, Inc.	21	6,668

First Solar, Inc. * (a)	132	7,398

ON Semiconductor Corp. * (a)	1,185	28,898

		53,517

Software — 0.9%

LogMeIn, Inc.	109	9,320

salesforce.com, Inc. *	30	4,798

		14,118

Specialty Retail — 1.3%

Best Buy Co., Inc.	236	20,756

Technology Hardware, Storage & Peripherals — 0.4%

Dell Technologies, Inc., Class C *	116	5,977

Textiles, Apparel & Luxury Goods — 0.9%

Kontoor Brands, Inc.	88	3,679

Levi Strauss & Co., Class A (a)	139	2,681

Ralph Lauren Corp.	63	7,338

		13,698

Tobacco — 3.1%

Altria Group, Inc.	228	11,354

Philip Morris International, Inc.	456	38,793

		50,147

Total Common Stocks (Cost $1,369,007)		1,589,858

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 12/31/2020 * (Cost $456)	214	645

	SHARES (000)
Short-Term Investments — 3.0%

Investment Companies — 1.8%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $28,867)	28,859	28,867

Investment of Cash Collateral from Securities Loaned — 1.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (c) (d)	13,200	13,201

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (c) (d)	6,743	6,743

Total Investment of Cash Collateral from Securities Loaned (Cost $19,944)		19,944

Total Short-Term Investments (Cost $48,811)		48,811

Total Investments — 101.3% (Cost $1,418,274)		1,639,314
Liabilities in Excess of Other Assets — (1.3)%		(21,135)

NET ASSETS — 100.0%		1,618,179

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value
USD	United States Dollar

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $19,448,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%

Aerospace & Defense — 3.2%

General Dynamics Corp.	752	132,546

Northrop Grumman Corp.	972	334,323

United Technologies Corp.	255	38,207

		505,076

Banks — 5.1%

Bank of America Corp.	1,912	67,357

Citigroup, Inc.	1,029	82,243

First Republic Bank	39	4,616

Huntington Bancshares, Inc.	10,825	163,243

KeyCorp (a)	8,390	169,805

SVB Financial Group * (a)	676	169,663

Truist Financial Corp.	2,028	114,227

Wells Fargo & Co.	665	35,773

		806,927

Beverages — 4.5%

Coca-Cola Co. (The)	7,772	430,190

Constellation Brands, Inc., Class A	1,390	263,805

PepsiCo, Inc.	30	4,127

		698,122

Biotechnology — 2.4%

AbbVie, Inc.	2,250	199,238

Alexion Pharmaceuticals, Inc. *	853	92,278

Biogen, Inc. *	229	67,880

Regeneron Pharmaceuticals, Inc. *	12	4,445

Vertex Pharmaceuticals, Inc. *	93	20,263

		384,104

Capital Markets — 2.6%

Ameriprise Financial, Inc.	759	126,475

BlackRock, Inc.	5	2,354

Charles Schwab Corp. (The)	578	27,506

Morgan Stanley	4,982	254,678

State Street Corp.	32	2,548

		413,561

Chemicals — 1.5%

Air Products & Chemicals, Inc.	21	4,990

Celanese Corp.	33	4,029

DuPont de Nemours, Inc.	408	26,203

Eastman Chemical Co.	1,801	142,779

FMC Corp.	40	3,952

Linde plc (United Kingdom)	222	47,244

		229,197

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 0.0% (b)

Waste Management, Inc.	50	5,684

Consumer Finance — 0.1%

American Express Co.	122	15,134

Containers & Packaging — 0.7%

Crown Holdings, Inc. *	1,575	114,280

Diversified Telecommunication Services — 2.2%

Verizon Communications, Inc.	5,651	346,966

Electric Utilities — 4.3%

American Electric Power Co., Inc.	1,438	135,932

Edison International	255	19,232

Entergy Corp.	42	5,019

NextEra Energy, Inc.	1,174	284,273

Xcel Energy, Inc.	3,551	225,484

		669,940

Electrical Equipment — 1.6%

Eaton Corp. plc	2,635	249,587

Entertainment — 1.4%

Netflix, Inc. *	667	215,878

Equity Real Estate Investment Trusts (REITs) — 2.5%

Equinix, Inc.	4	2,276

Prologis, Inc.	3,913	348,818

Ventas, Inc. (a)	412	23,803

VICI Properties, Inc.	741	18,933

		393,830

Food Products — 0.0% (b)

Mondelez International, Inc., Class A	113	6,243

Health Care Equipment & Supplies — 3.3%

Becton Dickinson and Co.	115	31,313

Boston Scientific Corp. *	6,134	277,392

Intuitive Surgical, Inc. * (a)	265	156,421

Medtronic plc	29	3,317

Zimmer Biomet Holdings, Inc.	293	43,881

		512,324

Health Care Providers & Services — 4.6%

Anthem, Inc.	8	2,431

Cigna Corp.	1,041	212,945

HCA Healthcare, Inc.	17	2,522

Quest Diagnostics, Inc.	1,004	107,246

UnitedHealth Group, Inc.	1,361	400,052

		725,196

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — 2.8%

Hilton Worldwide Holdings, Inc.	33	3,672

Las Vegas Sands Corp.	72	4,988

McDonald’s Corp.	1,067	210,842

Royal Caribbean Cruises Ltd. (a)	1,418	189,336

Yum! Brands, Inc.	251	25,266

		434,104

Household Products — 0.3%

Procter & Gamble Co. (The)	426	53,235

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	340	60,182

Insurance — 1.8%

Arthur J Gallagher & Co.	765	72,889

Hartford Financial Services Group, Inc. (The)	321	19,523

MetLife, Inc.	110	5,591

Progressive Corp. (The)	2,284	165,307

Prudential Financial, Inc. (a)	158	14,803

		278,113

Interactive Media & Services — 5.8%

Alphabet, Inc., Class A *	452	605,545

Alphabet, Inc., Class C *	116	154,510

Facebook, Inc., Class A *	751	154,197

		914,252

Internet & Direct Marketing Retail — 4.6%

Amazon.com, Inc. *	383	707,359

Expedia Group, Inc.	103	11,184

		718,543

IT Services — 6.5%

Automatic Data Processing, Inc.	242	41,281

Fidelity National Information Services, Inc.	125	17,423

Fiserv, Inc. *	290	33,481

Leidos Holdings, Inc.	2,054	201,114

Mastercard, Inc., Class A (a)	1,638	489,044

PayPal Holdings, Inc. *	1,979	214,052

WEX, Inc. * (a)	72	15,065

		1,011,460

Life Sciences Tools & Services — 1.1%

Thermo Fisher Scientific, Inc.	555	180,178

Machinery — 0.5%

Deere & Co.	109	18,928

Ingersoll-Rand plc	263	34,896

Stanley Black & Decker, Inc.	171	28,288

		82,112

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — 2.5%

Altice USA, Inc., Class A *	414	11,316

Charter Communications, Inc., Class A *	505	244,820

Comcast Corp., Class A	1,312	59,014

Discovery, Inc., Class A * (a)	122	3,990

Discovery, Inc., Class C * (a)	2,265	69,052

		388,192

Oil, Gas & Consumable Fuels — 4.0%

Chevron Corp.	2,272	273,816

Concho Resources, Inc.	162	14,145

Diamondback Energy, Inc.	1,844	171,198

EOG Resources, Inc.	55	4,599

Marathon Petroleum Corp.	432	26,033

Parsley Energy, Inc., Class A	592	11,196

Pioneer Natural Resources Co. (a)	763	115,551

TC Energy Corp. (Canada) (a)	83	4,424

		620,962

Pharmaceuticals — 4.3%

Allergan plc	13	2,513

Bristol-Myers Squibb Co.	2,713	174,131

Eli Lilly & Co.	1,356	178,196

Johnson & Johnson	762	111,115

Merck & Co., Inc.	2,054	186,775

Nektar Therapeutics * (a)	800	17,277

		670,007

Road & Rail — 2.3%

Kansas City Southern	22	3,397

Lyft, Inc., Class A * (a)	192	8,258

Norfolk Southern Corp.	1,735	336,900

Union Pacific Corp.	60	10,834

		359,389

Semiconductors & Semiconductor Equipment — 7.1%

Advanced Micro Devices, Inc. * (a)	3,686	169,021

Analog Devices, Inc.	2,142	254,577

ASML Holding NV (Registered), NYRS (Netherlands) (a)	72	21,255

Broadcom, Inc.	18	5,716

NVIDIA Corp.	138	32,400

NXP Semiconductors NV (Netherlands)	280	35,643

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	4,971	288,803

Texas Instruments, Inc.	2,340	300,227

		1,107,642

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 8.7%

Coupa Software, Inc. *	332	48,605

Intuit, Inc.	24	6,356

Microsoft Corp.	5,969	941,367

salesforce.com, Inc. *	2,045	332,664

ServiceNow, Inc. *	9	2,426

Slack Technologies, Inc., Class A * (a)	423	9,517

Workday, Inc., Class A *	163	26,787

		1,367,722

Specialty Retail — 3.2%

AutoZone, Inc. *	5	5,604

Best Buy Co., Inc.	154	13,548

Home Depot, Inc. (The)	236	51,521

Lowe’s Cos., Inc.	268	32,143

O’Reilly Automotive, Inc. *	616	269,801

Ross Stores, Inc.	730	84,950

TJX Cos., Inc. (The)	611	37,328

		494,895

Technology Hardware, Storage & Peripherals — 3.3%

Apple, Inc.	1,782	523,170

Textiles, Apparel & Luxury Goods — 0.1%

NIKE, Inc., Class B	95	9,663

Tobacco — 0.2%

Philip Morris International, Inc.	403	34,328

Wireless Telecommunication Services — 0.1%

T-Mobile US, Inc. * (a)	159	12,494

Total Common Stocks (Cost $10,858,741)		15,612,692

INVESTMENTS	SHARES (000)	VALUE ($000)

Short-Term Investments — 0.9%

Investment Companies — 0.6%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $99,206)	99,177	99,207

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (c) (d)	30,009	30,012

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (c) (d)	12,154	12,154

Total Investment of Cash Collateral from Securities Loaned (Cost $42,165)		42,166

Total Short-Term Investments (Cost $141,371)		141,373

Total Investments — 100.5% (Cost $11,000,112)		15,754,065
Liabilities in Excess of Other Assets — (0.5)%		(80,828)

NET ASSETS — 100.0%		15,673,237

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $41,689,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	80	03/2020	USD	12,928	238

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 125.4%
Common Stocks — 124.6%

Aerospace & Defense — 3.1%

General Dynamics Corp. (a)	229	40,385

Northrop Grumman Corp. (a)	114	39,206

United Technologies Corp.	374	56,050

		135,641

Auto Components — 0.2%

BorgWarner, Inc.	26	1,141

Magna International, Inc. (Canada)	120	6,606

		7,747

Banks — 6.1%

Bank of America Corp. (a)	1,952	68,738

Citigroup, Inc.	1,255	100,251

Citizens Financial Group, Inc.	169	6,851

First Horizon National Corp.	255	4,221

First Republic Bank	146	17,157

KeyCorp	1,969	39,846

Regions Financial Corp.	392	6,728

Wells Fargo & Co.	538	28,926

		272,718

Beverages — 2.4%

Coca-Cola Co. (The) (a)	1,055	58,396

Constellation Brands, Inc., Class A	117	22,272

PepsiCo, Inc. (a)	190	25,977

		106,645

Biotechnology — 3.3%

AbbVie, Inc.	896	79,348

Alexion Pharmaceuticals, Inc. *	151	16,315

Biogen, Inc. *	44	13,123

Regeneron Pharmaceuticals, Inc. *	44	16,521

Vertex Pharmaceuticals, Inc. *	89	19,587

		144,894

Building Products — 0.1%

Masco Corp.	111	5,312

Capital Markets — 2.8%

Ameriprise Financial, Inc.	122	20,292

BlackRock, Inc.	26	13,183

Charles Schwab Corp. (The)	491	23,362

Morgan Stanley (a)	975	49,844

State Street Corp.	231	18,261

		124,942

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — 5.4%

Air Products & Chemicals, Inc.	154	36,122

Celanese Corp.	122	14,975

DuPont de Nemours, Inc.	807	51,808

FMC Corp.	319	31,809

Linde plc (United Kingdom)	481	102,357

		237,071

Commercial Services & Supplies — 1.0%

Waste Management, Inc.	368	41,931

Consumer Finance — 1.3%

American Express Co. (a)	452	56,247

Diversified Telecommunication Services — 0.7%

Verizon Communications, Inc.	489	30,027

Electric Utilities — 4.1%

American Electric Power Co., Inc.	62	5,905

Edison International	254	19,131

Entergy Corp.	346	41,419

NextEra Energy, Inc. (a)	330	79,878

Xcel Energy, Inc.	578	36,711

		183,044

Electrical Equipment — 0.7%

AMETEK, Inc.	90	8,954

Eaton Corp. plc	189	17,892

Emerson Electric Co.	58	4,440

		31,286

Entertainment — 0.9%

Electronic Arts, Inc. *	66	7,088

Netflix, Inc. * (a)	104	33,730

		40,818

Equity Real Estate Investment Trusts (REITs) — 3.4%

Equinix, Inc.	54	31,478

Invitation Homes, Inc.	147	4,395

JBG SMITH Properties	264	10,534

Prologis, Inc.	697	62,173

Ventas, Inc.	593	34,246

VICI Properties, Inc.	269	6,876

		149,702

Food Products — 0.8%

Conagra Brands, Inc.	151	5,163

General Mills, Inc. (a)	68	3,651

Mondelez International, Inc., Class A (a)	496	27,346

		36,160

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Health Care Equipment & Supplies — 3.8%

Boston Scientific Corp. * (a)	1,420	64,227

Intuitive Surgical, Inc. *	23	13,646

Medtronic plc	147	16,646

Zimmer Biomet Holdings, Inc. (a)	506	75,801

		170,320

Health Care Providers & Services — 4.1%

Anthem, Inc.	67	20,293

Cigna Corp. (a)	321	65,578

HCA Healthcare, Inc.	177	26,226

McKesson Corp.	27	3,756

UnitedHealth Group, Inc. (a)	224	65,810

		181,663

Hotels, Restaurants & Leisure — 2.7%

Hilton Worldwide Holdings, Inc.	123	13,646

Las Vegas Sands Corp.	336	23,182

McDonald’s Corp.	117	23,214

MGM Resorts International	139	4,629

Royal Caribbean Cruises Ltd.	70	9,376

Yum! Brands, Inc.	447	45,033

		119,080

Household Durables — 0.5%

DR Horton, Inc.	159	8,367

Lennar Corp., Class A	148	8,254

Mohawk Industries, Inc. *	30	4,028

		20,649

Household Products — 1.4%

Procter & Gamble Co. (The) (a)	493	61,553

Industrial Conglomerates — 1.6%

Honeywell International, Inc.	391	69,155

Insurance — 2.8%

Arthur J Gallagher & Co.	362	34,507

Hartford Financial Services Group, Inc. (The)	232	14,087

Lincoln National Corp.	37	2,162

MetLife, Inc.	495	25,238

Progressive Corp. (The)	438	31,696

Reinsurance Group of America, Inc.	28	4,519

RenaissanceRe Holdings Ltd. (Bermuda)	12	2,254

Willis Towers Watson plc	42	8,394

		122,857

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 6.8%

Alphabet, Inc., Class A * (a)	85	113,947

Alphabet, Inc., Class C * (a)	70	94,168

Facebook, Inc., Class A * (a)	387	79,330

Snap, Inc., Class A *	911	14,875

		302,320

Internet & Direct Marketing Retail — 4.5%

Amazon.com, Inc. * (a)	100	185,523

Expedia Group, Inc.	110	11,893

		197,416

IT Services — 9.3%

Automatic Data Processing, Inc. (a)	290	49,465

Fidelity National Information Services, Inc. (a)	544	75,681

Fiserv, Inc. * (a)	808	93,403

Leidos Holdings, Inc.	415	40,599

Mastercard, Inc., Class A (a)	293	87,450

PayPal Holdings, Inc. *	343	37,140

WEX, Inc. *	142	29,793

		413,531

Life Sciences Tools & Services — 0.9%

Thermo Fisher Scientific, Inc.	126	40,813

Machinery — 2.0%

Gardner Denver Holdings, Inc. *	132	4,830

Ingersoll-Rand plc	389	51,678

Parker-Hannifin Corp.	55	11,248

Stanley Black & Decker, Inc.	138	22,937

		90,693

Media — 4.1%

Altice USA, Inc., Class A *	588	16,085

Charter Communications, Inc., Class A *	123	59,516

Comcast Corp., Class A (a)	1,800	80,964

Discovery, Inc., Class A *	576	18,867

ViacomCBS, Inc.	166	6,975

		182,407

Multiline Retail — 0.1%

Dollar General Corp.	38	5,965

Multi-Utilities — 0.2%

CMS Energy Corp.	67	4,195

Sempra Energy	30	4,488

		8,683

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Oil, Gas & Consumable Fuels — 7.0%

Chevron Corp.	529	63,702

ConocoPhillips	212	13,763

Diamondback Energy, Inc.	541	50,267

EOG Resources, Inc. (a)	204	17,092

Marathon Petroleum Corp. (a)	1,106	66,638

ONEOK, Inc. (a)	242	18,278

Parsley Energy, Inc., Class A	874	16,525

Pioneer Natural Resources Co. (a)	254	38,498

TC Energy Corp. (Canada)	515	27,455

		312,218

Pharmaceuticals — 5.3%

Allergan plc	61	11,735

Bristol-Myers Squibb Co.	1,351	86,719

Eli Lilly & Co.	371	48,709

Johnson & Johnson	256	37,384

Merck & Co., Inc. (a)	560	50,937

		235,484

Road & Rail — 3.8%

Kansas City Southern	161	24,631

Lyft, Inc., Class A *	266	11,423

Norfolk Southern Corp. (a)	476	92,496

Union Pacific Corp. (a)	223	40,265

		168,815

Semiconductors & Semiconductor Equipment — 8.0%

Advanced Micro Devices, Inc.*	1,367	62,690

Analog Devices, Inc.	281	33,388

ASML Holding NV (Registered), NYRS (Netherlands)	130	38,338

Broadcom, Inc. (a)	67	21,246

NVIDIA Corp. (a)	129	30,462

NXP Semiconductors NV (Netherlands)	351	44,620

ON Semiconductor Corp. *	201	4,912

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	677	39,312

Teradyne, Inc.	74	5,047

Texas Instruments, Inc. (a)	575	73,824

		353,839

Software — 9.3%

Intuit, Inc.	132	34,552

Microsoft Corp. (a)	1,692	266,790

salesforce.com, Inc. *(a)	468	76,106

ServiceNow, Inc. *	40	11,327

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Slack Technologies, Inc., Class A *	300	6,737

Workday, Inc., Class A *	99	16,241

		411,753

Specialty Retail — 4.8%

AutoZone, Inc. * (a)	17	20,828

Best Buy Co., Inc.	142	12,497

Home Depot, Inc. (The) (a)	302	65,969

Lowe’s Cos., Inc.	287	34,344

O’Reilly Automotive, Inc. *	85	37,311

Ross Stores, Inc.	129	14,964

TJX Cos., Inc. (The)	448	27,384

		213,297

Technology Hardware, Storage & Peripherals — 3.9%

Apple, Inc. (a)	593	174,215

Textiles, Apparel & Luxury Goods — 1.1%

NIKE, Inc., Class B	497	50,345

Tobacco — 0.3%

Philip Morris International, Inc.	167	14,249

Total Common Stocks (Cost $3,451,051)		5,525,505

Short-Term Investments — 0.8%
Investment Companies — 0.8%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $36,495)	36,484	36,495

Total Long Positions (Cost $3,487,546)		5,562,000

Short Positions — (25.0)%
Common Stocks — (25.0)%

Aerospace & Defense — (0.5)%

Boeing Co. (The)	(10)	(3,287)

Huntington Ingalls Industries, Inc.	(77)	(19,299)

		(22,586)

Air Freight & Logistics — (0.4)%

CH Robinson Worldwide, Inc.	(142)	(11,110)

Expeditors International of Washington, Inc.	(111)	(8,698)

		(19,808)

Auto Components — (0.2)%

Autoliv, Inc. (Sweden)	(130)	(10,993)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	49

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Banks — (1.1)%

BancorpSouth Bank	(217)	(6,802)

Bank of Hawaii Corp.	(94)	(8,969)

Commerce Bancshares, Inc.	(127)	(8,643)

Fulton Financial Corp.	(185)	(3,217)

Old National Bancorp	(123)	(2,252)

People’s United Financial, Inc.	(419)	(7,077)

US Bancorp	(222)	(13,133)

		(50,093)

Biotechnology — (0.2)%

Amgen, Inc.	(34)	(8,097)

Building Products — (0.2)%

Johnson Controls International plc	(77)	(3,135)

Lennox International, Inc.	(21)	(5,019)

		(8,154)

Capital Markets — (0.1)%

CME Group, Inc.	(21)	(4,311)

Nasdaq, Inc.	(21)	(2,253)

		(6,564)

Chemicals — (0.8)%

Albemarle Corp.	(199)	(14,510)

Ecolab, Inc.	(89)	(17,083)

LyondellBasell Industries NV, Class A	(62)	(5,816)

		(37,409)

Communications Equipment — (0.6)%

Cisco Systems, Inc.	(290)	(13,901)

Juniper Networks, Inc.	(452)	(11,122)

		(25,023)

Containers & Packaging — (0.6)%

Avery Dennison Corp.	(18)	(2,315)

Ball Corp.	(110)	(7,131)

International Paper Co.	(240)	(11,047)

Sonoco Products Co.	(118)	(7,260)

		(27,753)

Electric Utilities — (0.7)%

Duke Energy Corp.	(174)	(15,897)

Eversource Energy	(53)	(4,517)

Exelon Corp.	(48)	(2,200)

Pinnacle West Capital Corp.	(114)	(10,262)

		(32,876)

INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — (0.7)%

Acuity Brands, Inc.	(96)	(13,299)

Hubbell, Inc.	(63)	(9,285)

Rockwell Automation, Inc.	(41)	(8,406)

		(30,990)

Energy Equipment & Services — (0.9)%

Baker Hughes Co.	(316)	(8,100)

Halliburton Co.	(833)	(20,384)

National Oilwell Varco, Inc.	(187)	(4,696)

Schlumberger Ltd.	(213)	(8,559)

		(41,739)

Entertainment — (0.4)%

Activision Blizzard, Inc.	(74)	(4,412)

Spotify Technology SA *	(44)	(6,536)

Take-Two Interactive Software, Inc. *	(66)	(8,081)

		(19,029)

Equity Real Estate Investment Trusts (REITs) — (2.2)%

Apartment Investment & Management Co., Class A	(129)	(6,658)

Digital Realty Trust, Inc.	(47)	(5,682)

Duke Realty Corp.	(129)	(4,474)

Extra Space Storage, Inc.	(99)	(10,428)

Iron Mountain, Inc.	(384)	(12,247)

Kimco Realty Corp.	(539)	(11,168)

Public Storage	(20)	(4,259)

Realty Income Corp.	(192)	(14,160)

Simon Property Group, Inc.	(161)	(23,989)

Welltower, Inc.	(49)	(4,041)

		(97,106)

Food & Staples Retailing — (0.9)%

Kroger Co. (The)	(601)	(17,415)

Sysco Corp.	(55)	(4,668)

Walgreens Boots Alliance, Inc.	(299)	(17,634)

		(39,717)

Food Products — (0.2)%

Campbell Soup Co.	(139)	(6,866)

Hershey Co. (The)	(15)	(2,240)

		(9,106)

Health Care Equipment & Supplies — (0.3)%

Abbott Laboratories	(51)	(4,473)

Stryker Corp.	(47)	(9,927)

		(14,400)

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Health Care Providers & Services — (1.1)%

AmerisourceBergen Corp.	(210)	(17,874)

Cardinal Health, Inc.	(265)	(13,398)

Henry Schein, Inc. *	(262)	(17,450)

		(48,722)

Hotels, Restaurants & Leisure — (0.6)%

Chipotle Mexican Grill, Inc. *	(14)	(11,957)

Choice Hotels International, Inc.	(45)	(4,627)

Marriott International, Inc., Class A	(16)	(2,472)

Starbucks Corp.	(73)	(6,418)

		(25,474)

Household Durables — (0.2)%

PulteGroup, Inc.	(112)	(4,337)

Toll Brothers, Inc.	(104)	(4,127)

		(8,464)

Household Products — (0.5)%

Clorox Co. (The)	(76)	(11,728)

Colgate-Palmolive Co.	(128)	(8,817)

		(20,545)

Industrial Conglomerates — (0.4)%

3M Co.	(94)	(16,536)

Insurance — (1.0)%

Aflac, Inc.	(125)	(6,620)

Everest Re Group Ltd.	(26)	(7,081)

Globe Life, Inc.	(70)	(7,414)

Marsh & McLennan Cos., Inc.	(82)	(9,124)

Travelers Cos., Inc. (The)	(81)	(11,100)

WR Berkley Corp.	(44)	(3,064)

		(44,403)

Internet & Direct Marketing Retail — (0.5)%

eBay, Inc.	(638)	(23,021)

IT Services — (1.0)%

Infosys Ltd., ADR (India)	(768)	(7,929)

Jack Henry & Associates, Inc.	(75)	(10,935)

Paychex, Inc.	(101)	(8,565)

Western Union Co. (The)	(651)	(17,422)

		(44,851)

Leisure Products — (0.1)%

Mattel, Inc. *	(377)	(5,112)

Life Sciences Tools & Services — (0.7)%

Agilent Technologies, Inc.	(102)	(8,718)

INVESTMENTS	SHARES (000)	VALUE ($000)

Life Sciences Tools & Services — continued

Mettler-Toledo International, Inc. *	(9)	(7,153)

Waters Corp. *	(58)	(13,491)

		(29,362)

Machinery — (0.5)%

Donaldson Co., Inc.	(165)	(9,523)

Illinois Tool Works, Inc.	(67)	(12,055)

		(21,578)

Media — (1.1)%

AMC Networks, Inc., Class A *	(60)	(2,362)

Fox Corp., Class A	(443)	(16,412)

Interpublic Group of Cos., Inc. (The)	(513)	(11,854)

Omnicom Group, Inc.	(244)	(19,769)

		(50,397)

Multiline Retail — (0.2)%

Kohl’s Corp.	(79)	(4,019)

Macy’s, Inc.	(271)	(4,600)

		(8,619)

Multi-Utilities — (0.9)%

Dominion Energy, Inc.	(274)	(22,724)

DTE Energy Co.	(72)	(9,357)

Public Service Enterprise Group, Inc.	(104)	(6,127)

		(38,208)

Oil, Gas & Consumable Fuels — (2.0)%

Apache Corp.	(78)	(1,992)

Devon Energy Corp.	(418)	(10,848)

Enbridge, Inc. (Canada)	(498)	(19,823)

Exxon Mobil Corp.	(335)	(23,362)

Hess Corp.	(117)	(7,848)

HollyFrontier Corp.	(79)	(4,026)

Kinder Morgan, Inc.	(122)	(2,573)

Marathon Oil Corp.	(556)	(7,549)

Occidental Petroleum Corp.	(99)	(4,059)

Valero Energy Corp.	(48)	(4,494)

		(86,574)

Paper & Forest Products — (0.1)%

Domtar Corp.	(113)	(4,336)

Personal Products — 0.0% (d)

Coty, Inc., Class A	(165)	(1,856)

Professional Services — (0.4)%

Robert Half International, Inc.	(284)	(17,912)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	51

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Road & Rail — (0.2)%

JB Hunt Transport Services, Inc.	(36)	(4,229)

Werner Enterprises, Inc.	(125)	(4,548)

		(8,777)

Semiconductors & Semiconductor Equipment — (0.5)%

Intel Corp.	(272)	(16,267)

Qorvo, Inc. *	(21)	(2,455)

Universal Display Corp.	(11)	(2,280)

		(21,002)

Software — (0.7)%

Adobe, Inc. *	(22)	(7,107)

Citrix Systems, Inc.	(102)	(11,342)

Oracle Corp.	(115)	(6,104)

Splunk, Inc. *	(31)	(4,600)

		(29,153)

Specialty Retail — (0.2)%

Bed Bath & Beyond, Inc.	(281)	(4,856)

CarMax, Inc. *	(23)	(1,991)

		(6,847)

Technology Hardware, Storage & Peripherals — (0.9)%

Hewlett Packard Enterprise Co.	(252)	(4,004)

NetApp, Inc.	(69)	(4,276)

Seagate Technology plc	(330)	(19,612)

Western Digital Corp.	(164)	(10,432)

		(38,324)

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — (0.2)%

Fastenal Co.	(244)	(9,006)

Total Common Stocks (Proceeds $(1,127,282))		(1,110,522)

Total Short Positions (Proceeds $(1,127,282))		(1,110,522)

Total Investments — 100.4% (Cost $2,360,264)		4,451,478
Liabilities in Excess of Other Assets — (0.4)%		(17,092)

NET ASSETS — 100.0%		4,434,386

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is approximately $1,505,380,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
(d)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	120	03/2020	USD	19,392	51

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%

Aerospace & Defense — 2.0%

Boeing Co. (The)	26	8,502

General Dynamics Corp.	177	31,135

Northrop Grumman Corp.	44	15,168

United Technologies Corp.	214	32,015

		86,820

Airlines — 0.4%

Delta Air Lines, Inc.	158	9,218

Southwest Airlines Co.	114	6,178

United Airlines Holdings, Inc. *	39	3,425

		18,821

Auto Components — 0.2%

Magna International, Inc. (Canada)	150	8,209

Automobiles — 0.3%

General Motors Co.	360	13,168

Banks — 4.5%

Bank of America Corp.	1,420	50,007

Citigroup, Inc.	790	63,074

Citizens Financial Group, Inc.	130	5,271

Fifth Third Bancorp	176	5,409

KeyCorp	1,140	23,077

Regions Financial Corp.	378	6,479

Truist Financial Corp.	176	9,931

Wells Fargo & Co.	651	35,033

		198,281

Beverages — 1.9%

Coca-Cola Co. (The)	973	53,873

Constellation Brands, Inc., Class A	116	22,025

PepsiCo, Inc.	36	4,984

		80,882

Biotechnology — 2.4%

AbbVie, Inc.	455	40,257

Alexion Pharmaceuticals, Inc. *	117	12,698

Amgen, Inc.	17	4,205

Biogen, Inc. *	61	18,230

Regeneron Pharmaceuticals, Inc. *	32	11,874

Vertex Pharmaceuticals, Inc.*	85	18,661

		105,925

Building Products — 0.3%

Masco Corp.	265	12,731

Capital Markets — 2.9%

Ameriprise Financial, Inc.	54	9,008

BlackRock, Inc.	19	9,338

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Charles Schwab Corp. (The)	369	17,559

Intercontinental Exchange, Inc.	347	32,079

MarketAxess Holdings, Inc.	4	1,565

Morgan Stanley	727	37,190

S&P Global, Inc.	55	14,971

State Street Corp.	55	4,335

		126,045

Chemicals — 2.0%

Celanese Corp.	114	14,008

Corteva, Inc.	346	10,229

Dow, Inc.	220	12,033

DuPont de Nemours, Inc.	174	11,195

Eastman Chemical Co.	236	18,702

Linde plc (United Kingdom)	63	13,339

LyondellBasell Industries NV, Class A	83	7,850

		87,356

Commercial Services & Supplies — 0.6%

Cintas Corp.	10	2,692

Waste Management, Inc.	200	22,771

		25,463

Communications Equipment — 0.3%

Cisco Systems, Inc.	194	9,315

Motorola Solutions, Inc.	16	2,615

		11,930

Consumer Finance — 1.5%

American Express Co.	233	29,016

Capital One Financial Corp.	280	28,823

Synchrony Financial	229	8,231

		66,070

Containers & Packaging — 0.4%

Crown Holdings, Inc. *	148	10,726

Packaging Corp. of America	12	1,307

Westrock Co.	145	6,213

		18,246

Diversified Consumer Services — 0.0% (a)

H&R Block, Inc.	65	1,529

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B *	320	72,494

Voya Financial, Inc.	30	1,854

		74,348

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	53

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Diversified Telecommunication Services — 1.1%

AT&T, Inc.	62	2,419

Verizon Communications, Inc.	773	47,485

		49,904

Electric Utilities — 2.6%

Edison International	144	10,851

Entergy Corp.	248	29,652

FirstEnergy Corp.	74	3,601

NextEra Energy, Inc.	180	43,593

Southern Co. (The)	299	19,021

Xcel Energy, Inc.	122	7,750

		114,468

Electrical Equipment — 1.1%

Eaton Corp. plc	467	44,233

Emerson Electric Co.	57	4,347

		48,580

Entertainment — 1.3%

Electronic Arts, Inc. *	131	14,087

Netflix, Inc. *	92	29,879

Walt Disney Co. (The)	79	11,380

		55,346

Equity Real Estate Investment Trusts (REITs) — 2.2%

AvalonBay Communities, Inc.	66	13,746

Equinix, Inc.	28	16,133

Equity Residential	177	14,286

Federal Realty Investment Trust	60	7,785

Mid-America Apartment Communities, Inc.	50	6,575

Prologis, Inc.	230	20,519

Public Storage	17	3,721

Ventas, Inc.	145	8,352

VICI Properties, Inc.	146	3,740

		94,857

Food & Staples Retailing — 0.2%

Walmart, Inc.	88	10,434

Food Products — 1.1%

Conagra Brands, Inc.	82	2,806

General Mills, Inc.	258	13,795

Mondelez International, Inc., Class A	600	33,072

		49,673

Health Care Equipment & Supplies — 3.0%

Becton Dickinson and Co.	10	2,654

Boston Scientific Corp. *	740	33,457

Intuitive Surgical, Inc. *	13	7,755

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Medtronic plc	466	52,847

Zimmer Biomet Holdings, Inc.	224	33,511

		130,224

Health Care Providers & Services — 3.1%

Anthem, Inc.	96	28,998

Cigna Corp.	184	37,552

McKesson Corp.	45	6,168

UnitedHealth Group, Inc.	215	63,241

		135,959

Hotels, Restaurants & Leisure — 1.3%

Hilton Worldwide Holdings, Inc.	147	16,355

McDonald’s Corp.	50	9,838

Royal Caribbean Cruises Ltd.	34	4,573

Yum! Brands, Inc.	272	27,355

		58,121

Household Durables — 0.3%

Lennar Corp., Class A	247	13,760

Household Products — 1.1%

Kimberly-Clark Corp.	15	2,102

Procter & Gamble Co. (The)	368	45,988

		48,090

Industrial Conglomerates — 0.9%

Honeywell International, Inc.	228	40,299

Insurance — 2.1%

Allstate Corp. (The)	103	11,581

American International Group, Inc.	423	21,716

Arthur J Gallagher & Co.	46	4,391

Hartford Financial Services Group, Inc. (The)	387	23,535

Lincoln National Corp.	13	772

MetLife, Inc.	519	26,452

Progressive Corp. (The)	39	2,804

		91,251

Interactive Media & Services — 4.8%

Alphabet, Inc., Class A *	60	79,939

Alphabet, Inc., Class C *	55	73,322

Facebook, Inc., Class A *	284	58,209

		211,470

Internet & Direct Marketing Retail — 3.9%

Amazon.com, Inc. *	79	145,926

Booking Holdings, Inc. *	3	5,428

Expedia Group, Inc.	167	18,069

		169,423

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 6.2%

Accenture plc, Class A	101	21,216

Automatic Data Processing, Inc.	280	47,742

Fiserv, Inc. *	133	15,415

International Business Machines Corp.	55	7,338

Leidos Holdings, Inc.	139	13,597

Mastercard, Inc., Class A	286	85,309

PayPal Holdings, Inc. *	473	51,218

Visa, Inc., Class A	165	31,022

		272,857

Leisure Products — 0.1%

Hasbro, Inc.	50	5,327

Life Sciences Tools & Services — 1.2%

Illumina, Inc. *	24	8,033

Thermo Fisher Scientific, Inc.	138	44,836

		52,869

Machinery — 2.2%

Caterpillar, Inc.	43	6,342

Cummins, Inc.	117	20,962

Deere & Co.	48	8,403

Ingersoll-Rand plc	128	17,007

Parker-Hannifin Corp.	107	22,121

Snap-on, Inc.	38	6,515

Stanley Black & Decker, Inc.	96	15,904

		97,254

Media — 3.3%

Altice USA, Inc., Class A *	255	6,979

Charter Communications, Inc., Class A *	90	43,591

Comcast Corp., Class A	1,471	66,169

Discovery, Inc., Class A *	357	11,702

Discovery, Inc., Class C *	390	11,899

ViacomCBS, Inc.	49	2,062

		142,402

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	211	2,767

Newmont Goldcorp Corp.	76	3,322

		6,089

Multiline Retail — 0.2%

Target Corp.	65	8,385

Multi-Utilities — 0.7%

CMS Energy Corp.	341	21,416

Sempra Energy	63	9,519

		30,935

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 4.3%

Chevron Corp.	511	61,534

Diamondback Energy, Inc.	163	15,101

EOG Resources, Inc.	368	30,824

Exxon Mobil Corp.	130	9,088

Marathon Petroleum Corp.	409	24,639

ONEOK, Inc.	319	24,143

Pioneer Natural Resources Co.	151	22,862

		188,191

Pharmaceuticals — 4.5%

Allergan plc	48	9,103

Bristol-Myers Squibb Co.	620	39,782

Eli Lilly & Co.	235	30,830

Johnson & Johnson	312	45,449

Merck & Co., Inc.	595	54,146

Pfizer, Inc.	474	18,559

		197,869

Road & Rail — 1.5%

Kansas City Southern	33	4,997

Lyft, Inc., Class A *	59	2,530

Norfolk Southern Corp.	199	38,565

Union Pacific Corp.	118	21,307

		67,399

Semiconductors & Semiconductor Equipment — 4.7%

Advanced Micro Devices, Inc. *	605	27,723

Analog Devices, Inc.	327	38,812

Intel Corp.	119	7,132

NVIDIA Corp.	143	33,692

NXP Semiconductors NV (Netherlands)	216	27,514

Teradyne, Inc.	228	15,550

Texas Instruments, Inc.	417	53,472

		203,895

Software — 7.1%

Intuit, Inc.	122	31,981

Microsoft Corp.	1,512	238,412

salesforce.com, Inc. *	250	40,665

		311,058

Specialty Retail — 4.0%

AutoZone, Inc. *	24	28,920

Best Buy Co., Inc.	273	23,986

Home Depot, Inc. (The)	201	43,822

Lowe’s Cos., Inc.	282	33,831

O’Reilly Automotive, Inc. *	23	9,868

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	55

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

Ross Stores, Inc.	117	13,648

TJX Cos., Inc. (The)	329	20,111

		174,186

Technology Hardware, Storage & Peripherals — 5.3%

Apple, Inc.	756	222,029

HP, Inc.	539	11,076

		233,105

Textiles, Apparel & Luxury Goods — 0.9%

NIKE, Inc., Class B	337	34,093

Ralph Lauren Corp.	43	5,033

		39,126

Tobacco — 1.3%

Altria Group, Inc.	313	15,617

Philip Morris International, Inc.	505	42,936

		58,553

Wireless Telecommunication Services — 0.1%

T-Mobile US, Inc. *	67	5,237

Total Common Stocks (Cost $2,883,052)		4,352,420

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.8%

Investment Companies — 0.8%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $35,070)	35,059	35,070

Total Investments — 100.0% (Cost $2,918,122)		4,387,490
Other Assets Less Liabilities — 0.0% (a)		1,424

NET ASSETS — 100.0%		4,388,914

Percentages indicated are based on net assets.

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
S&P 500 E-Mini Index	198	03/2020	USD	31,997	786

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund
ASSETS:
Investments in non-affiliates, at value	$102,388		$30,648,795	$112,814
Investments in affiliates, at value	890		821,261	3,015
Cash	3		1,264	—	(a)
Receivables:
Investment securities sold	—		—	3,535
Fund shares sold	11		51,246	330
Dividends from non-affiliates	56		61,610	475
Dividends from affiliates	—	(a)	40	—	(a)
Securities lending income (See Note 2.E.)	—	(a)	—	—
Due from adviser	—		—	11
Other assets	—		311	20

Total Assets	103,348		31,584,527	120,200

LIABILITIES:
Payables:
Distributions	—		—	—	(a)
Investment securities purchased	—		—	5,038
Fund shares redeemed	—	(a)	53,996	192
Accrued liabilities:
Investment advisory fees	34		10,372	—
Administration fees	—		1,264	—
Distribution fees	3		1,869	2
Service fees	16		3,675	23
Custodian and accounting fees	6		66	6
Trustees’ and Chief Compliance Officer’s fees	—		5	—
Audit fees	11		14	17
Printing and mailing costs	43		421	2
Other	3		123	3

Total Liabilities	116		71,805	5,283

Net Assets	$103,232		$31,512,722	$114,917

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund
NET ASSETS:
Paid-in-Capital	$66,689	$23,670,124	$113,257
Total distributable earnings (loss)	36,543	7,842,598	1,660

Total Net Assets	$103,232	$31,512,722	$114,917

Net Assets:
Class A	$6,054	$3,757,325	$3,079
Class C	3,437	1,612,057	2,257
Class I	65,026	11,313,846	109,511
Class R2	—	96,140	—
Class R3	—	185,019	—
Class R4	—	91,668	—
Class R5	—	1,582,869	22
Class R6	28,715	12,873,798	48

Total	$103,232	$31,512,722	$114,917

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	218	196,738	202
Class C	130	86,194	148
Class I	2,303	581,838	7,199
Class R2	—	5,059	—
Class R3	—	9,696	—
Class R4	—	4,717	—
Class R5	—	81,341	2
Class R6	1,023	662,062	3

Net Asset Value (a):
Class A — Redemption price per share	$27.75	$19.10	$15.21
Class C — Offering price per share (b)	26.53	18.70	15.21
Class I — Offering and redemption price per share	28.24	19.45	15.21
Class R2 — Offering and redemption price per share	—	19.00	—
Class R3 — Offering and redemption price per share	—	19.08	—
Class R4 — Offering and redemption price per share	—	19.43	—
Class R5 — Offering and redemption price per share	—	19.46	15.21
Class R6 — Offering and redemption price per share	28.06	19.45	15.21
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$29.29	$20.16	$16.05

Cost of investments in non-affiliates	$69,121	$22,798,429	$105,061
Cost of investments in affiliates	890	821,266	3,015

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$761,255		$6,636,855		$17,101,315
Investments in affiliates, at value	14,492		209,467		553,858
Investment of cash collateral received from securities loaned, at value (See Note 2.E.)	—		—		436,574
Options purchased, at value	—		82,160		—
Cash	35		—	(a)	909
Deposits at broker for futures contracts	—		7,198		—
Receivables:
Investment securities sold	—		432,154		6,332
Fund shares sold	476		31,874		33,688
Dividends from non-affiliates	1,143		6,150		13,849
Dividends from affiliates	1		181		27
Tax reclaims	—		8		—
Securities lending income (See Note 2.E.)	—		—		440
Variation margin on futures contracts	—		1,204		—
Other assets	—		—		151

Total Assets	777,402		7,407,251		18,147,143

LIABILITIES:
Payables:
Investment securities purchased	—		608,899		5,207
Collateral received on securities loaned (See Note 2.E.)	—		—		436,574
Fund shares redeemed	355		6,644		70,858
Outstanding options written, at fair value	—		81,120		—
Accrued liabilities:
Investment advisory fees	226		1,373		5,798
Administration fees	28		418		446
Distribution fees	141		219		968
Service fees	132		1,270		1,769
Custodian and accounting fees	7		21		52
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1		1
Audit fees	13		23		11
Printing and mailing costs	15		14		326
Other	72		101		119

Total Liabilities	989		700,103		522,129

Net Assets	$776,413		$6,707,148		$17,625,014

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Growth and Income Fund	JPMorgan Hedged Equity Fund	JPMorgan Large Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$497,737	$6,117,269	$10,235,996
Total distributable earnings (loss)	278,676	589,879	7,389,018

Total Net Assets	$776,413	$6,707,148	$17,625,014

Net Assets:
Class A	$581,403	$447,853	$2,628,093
Class C	30,821	202,505	545,054
Class I	101,118	5,471,480	4,902,532
Class R2	784	—	127,068
Class R3	26	—	69,905
Class R4	87	—	23,714
Class R5	69	2,437	735,659
Class R6	62,105	582,873	8,592,989

Total	$776,413	$6,707,148	$17,625,014

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	10,806	21,132	65,775
Class C	643	9,616	18,448
Class I	1,774	257,499	120,654
Class R2	15	—	3,324
Class R3	1	—	1,739
Class R4	1	—	584
Class R5	1	115	17,653
Class R6	1,082	27,374	204,452

Net Asset Value (a):
Class A — Redemption price per share	$53.81	$21.19	$39.96
Class C — Offering price per share (b)	47.96	21.06	29.55
Class I — Offering and redemption price per share	56.99	21.25	40.63
Class R2 — Offering and redemption price per share	53.90	—	38.23
Class R3 — Offering and redemption price per share	56.95	—	40.21
Class R4 — Offering and redemption price per share	56.97	—	40.58
Class R5 — Offering and redemption price per share	57.40	21.29	41.67
Class R6 — Offering and redemption price per share	57.42	21.29	42.03
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$56.79	$22.36	$42.17

Cost of investments in non-affiliates	$483,946	$5,437,210	$10,169,143
Cost of investments in affiliates	14,492	209,467	553,858
Cost of options purchased	—	82,285	—
Investment securities on loan, at value (See Note 2.E.)	—	—	426,730
Cost of investment of cash collateral (See Note 2.E.)	—	—	436,573
Premiums received from options written	—	80,766	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
ASSETS:
Investments in non-affiliates, at value	$1,590,503	$15,612,692	$5,525,505	$4,352,420
Investments in affiliates, at value	28,867	99,207	36,495	35,070
Investment of cash collateral received from securities loaned, at value (See Note 2.E.)	19,944	42,166	—	—
Cash	35	252	128	53
Deposits at broker for futures contracts	—	48	956	2,413
Deposits at broker for securities sold short	—	—	100	—
Receivables:
Investment securities sold	—	36,538	—	16,909
Fund shares sold	556	12,116	1,711	2,267
Dividends from non-affiliates	3,192	11,022	4,137	3,938
Dividends from affiliates	1	5	2	2
Tax reclaims	—	—	—	5
Securities lending income (See Note 2.E.)	4	8	—	—
Variation margin on futures contracts	—	500	52	—

Total Assets	1,643,102	15,814,554	5,569,086	4,413,077

LIABILITIES:
Payables:
Due to broker for securities sold short	—	—	100	—
Securities sold short, at value	—	—	1,110,522	—
Dividend expense to non-affiliates on securities sold short	—	—	1,922	—
Investment securities purchased	1,612	53,957	—	16,424
Interest expense to non-affiliates on securities sold short	—	—	529	—
Collateral received on securities loaned (See Note 2.E.)	19,944	42,166	—	—
Fund shares redeemed	2,417	37,042	17,946	5,509
Variation margin on futures contracts	—	—	—	926
Accrued liabilities:
Investment advisory fees	485	4,950	2,390	718
Administration fees	66	686	221	147
Distribution fees	93	686	157	43
Service fees	127	921	470	68
Custodian and accounting fees	13	70	71	30
Trustees’ and Chief Compliance Officer’s fees	1	2	—	—	(a)
Audit fees	12	11	11	11
Printing and mailing costs	111	616	242	207
Other	42	210	119	80

Total Liabilities	24,923	141,317	1,134,700	24,163

Net Assets	$1,618,179	$15,673,237	$4,434,386	$4,388,914

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
NET ASSETS:
Paid-in-Capital	$1,413,811	$10,946,602	$2,221,567	$2,399,908
Total distributable earnings (loss)	204,368	4,726,635	2,212,819	1,989,006

Total Net Assets	$1,618,179	$15,673,237	$4,434,386	$4,388,914

Net Assets:
Class A	$242,687	$1,786,452	$455,766	$202,118
Class C	51,413	292,353	87,987	—
Class I	291,699	1,042,532	3,093,045	228,045
Class L	—	1,497,427	—	413,326
Class R2	22,357	231,835	5,524	—
Class R3	21	118,363	—	—
Class R4	14,393	23,449	—	—
Class R5	28,996	857,446	85,829	—
Class R6	966,613	9,823,380	706,235	3,545,425

Total	$1,618,179	$15,673,237	$4,434,386	$4,388,914

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,654	111,327	18,779	7,434
Class C	3,468	18,937	3,921	—
Class I	19,164	64,725	125,249	8,295
Class L	—	92,800	—	15,062
Class R2	1,456	14,605	238	—
Class R3	1	7,404	—	—
Class R4	928	1,458	—	—
Class R5	1,885	53,120	3,454	—
Class R6	63,265	607,251	28,465	129,123

Net Asset Value (a):
Class A — Redemption price per share	$15.50	$16.05	$24.27	$27.19
Class C — Offering price per share (b)	14.82	15.44	22.44	—
Class I — Offering and redemption price per share	15.22	16.11	24.70	27.49
Class L — Offering and redemption price per share	—	16.14	—	27.44
Class R2 — Offering and redemption price per share	15.36	15.87	23.28	—
Class R3 — Offering and redemption price per share	15.21	15.99	—	—
Class R4 — Offering and redemption price per share	15.51	16.08	—	—
Class R5 — Offering and redemption price per share	15.38	16.14	24.85	—
Class R6 — Offering and redemption price per share	15.28	16.18	24.81	27.46
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.36	$16.94	$25.61	$28.70

Cost of investments in non-affiliates	$1,369,463	$10,858,741	$3,451,051	$2,883,052
Cost of investments in affiliates	28,867	99,206	36,495	35,070
Investment securities on loan, at value (See Note 2.E.)	19,448	41,689	—	—
Cost of investment of cash collateral (See Note 2.E.)	19,944	42,165	—	—
Proceeds from securities sold short	—	—	1,127,282	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$— (a)	$2,434
Interest income from affiliates	—	(a)	—	4
Dividend income from non-affiliates	833		357,429	742
Dividend income from affiliates	27		9,387	6
Income from securities lending (net) (See Note 2.E.)	—	(a)	—	—

Total investment income	860		366,816	3,186

EXPENSES:
Investment advisory fees	274		54,457	95
Administration fees	40		7,339	29
Distribution fees:
Class A	7		4,380	2
Class C	12		5,628	3
Class R2	—		238	—
Class R3	—		197	—
Service fees:
Class A	7		4,380	2
Class C	4		1,876	1
Class I	88		12,573	92
Class R2	—		119	—
Class R3	—		197	—
Class R4	—		105	—
Class R5	—		747	—	(a)
Custodian and accounting fees	12		324	23
Interest expense to affiliates	—		—	—	(a)
Professional fees	27		151	49
Trustees’ and Chief Compliance Officer’s fees	13		64	13
Printing and mailing costs	25		636	13
Registration and filing fees	35		298	76
Transfer agency fees (See Note 2.J.)	3		436	—	(a)
Offering costs (See Note 2.H.)	—		—	5
Other	3		150	6

Total expenses	550		94,295	409

Less fees waived	(116)		(642)	(120)
Less expense reimbursements	—		—	(58)

Net expenses	434		93,653	231

Net investment income (loss)	426		273,163	2,955

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,456		370,332	(2,649)
Investments in affiliates	—	(a)	(25)	—	(a)

Net realized gain (loss)	7,456		370,307	(2,649)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,499		1,913,828	4,470
Investments in affiliates	—	(a)	(86)	—	(a)

Change in net unrealized appreciation/depreciation	1,499		1,913,742	4,470

Net realized/unrealized gains (losses)	8,955		2,284,049	1,821

Change in net assets resulting from operations	$9,381		$2,557,212	$4,776

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund	JPMorgan Large Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$—	$—
Interest income from affiliates	—	(a)	—	— (a)
Dividend income from non-affiliates	8,406		52,431	77,969
Dividend income from affiliates	177		1,121	4,453
Income from securities lending (net) (See Note 2.E.)	—	(a)	—	2,190

Total investment income	8,583		53,552	84,612

EXPENSES:
Investment advisory fees	1,386		7,378	38,032
Administration fees	260		2,213	5,441
Distribution fees:
Class A	653		450	3,210
Class C	104		676	1,978
Class R2	—	(a)	—	337
Class R3	—	(a)	—	69
Service fees:
Class A	653		450	3,210
Class C	35		226	659
Class I	120		6,069	5,928
Class R2	—	(a)	—	169
Class R3	—	(a)	—	69
Class R4	—	(a)	—	18
Class R5	—	(a)	1	355
Custodian and accounting fees	19		147	212
Interest expense to affiliates	—		1	4
Professional fees	31		73	107
Trustees’ and Chief Compliance Officer’s fees	14		24	44
Printing and mailing costs	23		102	357
Registration and filing fees	74		247	169
Transfer agency fees (See Note 2.J.)	109		42	288
Other	8		39	94

Total expenses	3,489		18,138	60,750

Less fees waived	(411)		(133)	(8,486)
Less expense reimbursements	(1)		—	—

Net expenses	3,077		18,005	52,264

Net investment income (loss)	5,506		35,547	32,348

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,253		12,770	1,359,618
Investments in affiliates	(1)		—	(62)
Options purchased	—		(180,143)	—
Futures contracts	—		7,538	—
Options written	—		(170,079)	—

Net realized gain (loss)	5,252		(329,914)	1,359,556

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	64,293		614,057	(27,840)
Options purchased	(1)		1,486	(43)
Futures contracts	—		(173)	—
Options written	—		993	—

Change in net unrealized appreciation/depreciation	64,292		616,363	(27,883)

Net realized/unrealized gains (losses)	69,544		286,449	1,331,673

Change in net assets resulting from operations	$75,050		$321,996	$1,364,021

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$33	$29	$22
Interest income from affiliates	—		— (a)	2	— (a)
Dividend income from non-affiliates	16,168		115,050	47,666	43,489
Dividend income from affiliates	336		1,432	830	498
Income from securities lending (net) (See Note 2.E.)	16		64	—	—

Total investment income	16,520		116,579	48,527	44,009

EXPENSES:
Investment advisory fees	3,123		29,687	16,666	6,168
Administration fees	586		5,001	1,892	1,850
Distribution fees:
Class A	304		2,045	657	254
Class C	194		1,072	369	—
Class R2	54		601	13	—
Class R3	—	(a)	145	—	—
Service fees:
Class A	304		2,045	657	254
Class C	65		357	123	—
Class I	384		1,314	4,485	279
Class L	—		745	—	208
Class R2	27		301	6	—
Class R3	—	(a)	145	—	—
Class R4	17		28	—	—
Class R5	15		418	49	—
Custodian and accounting fees	30		214	164	86
Interest expense to affiliates	—		1	4	— (a)
Professional fees	36		106	65	62
Trustees’ and Chief Compliance Officer’s fees	16		41	23	23
Printing and mailing costs	82		366	112	52
Registration and filing fees	88		163	101	56
Transfer agency fees (See Note 2.J.)	62		226	64	47
Dividend expense to non-affiliates on securities sold short	—		—	16,341	—
Interest expense to non-affiliates on securities sold short	—		—	3,400	—
Other	16		118	41	45

Total expenses	5,403		45,139	45,232	9,384

Less fees waived	(628)		(3,241)	(3,629)	(2,544)
Less expense reimbursements	(11)		(45)	(2)	(23)

Net expenses	4,764		41,853	41,601	6,817

Net investment income (loss)	11,756		74,726	6,926	37,192

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	39,996		568,241	957,562	781,055
Investments in affiliates	2		(45)	(1)	(3)
Futures contracts	—		5,807	(10,319)	5,028
Securities sold short	—		—	(18,749)	—

Net realized gain (loss)	39,998		574,003	928,493	786,080

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	111,975		951,469	(424,821)	(362,657)
Investments in affiliates	(1)		(8)	(2)	(4)
Futures contracts	—		96	207	150
Securities sold short	—		—	(61,025)	—

Change in net unrealized appreciation/depreciation	111,974		951,557	(485,641)	(362,511)

Net realized/unrealized gains (losses)	151,972		1,525,560	442,852	423,569

Change in net assets resulting from operations	$163,728		$1,600,286	$449,778	$460,761

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$426	$1,021	$273,163	$417,629
Net realized gain (loss)	7,456	25,683	370,307	261,966
Change in net unrealized appreciation/depreciation	1,499	(16,976)	1,913,742	1,549,963

Change in net assets resulting from operations	9,381	9,728	2,557,212	2,229,558

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(962)	(681)	(67,596)	(140,305)
Class C	(540)	(399)	(25,948)	(57,794)
Class I	(10,258)	(14,230)	(208,819)	(356,669)
Class R2	—	—	(1,670)	(3,859)
Class R3	—	—	(3,163)	(5,148)
Class R4	—	—	(1,746)	(1,500)
Class R5	—	—	(31,075)	(59,529)
Class R6 (a)	(4,735)	(2)	(243,011)	(310,524)

Total distributions to shareholders	(16,495)	(15,312)	(583,028)	(935,328)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,518	(140,958)	5,876,091	5,113,722

NET ASSETS:
Change in net assets	(3,596)	(146,542)	7,850,275	6,407,952
Beginning of period	106,828	253,370	23,662,447	17,254,495

End of period	$103,232	$106,828	$31,512,722	$23,662,447

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Growth and Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Period Ended June 30, 2019 (a)	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,955	$3,239	$5,506	$11,130
Net realized gain (loss)	(2,649)	(3,432)	5,252	16,767
Change in net unrealized appreciation/depreciation	4,470	3,283	64,292	12,931

Change in net assets resulting from operations	4,776	3,090	75,050	40,828

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(48)	(2)	(15,684)	(28,923)
Class C	(26)	(1)	(858)	(1,489)
Class I	(2,891)	(3,249)	(2,700)	(5,085)
Class R2	—	—	(10)	(6)
Class R3	—	—	— (b)	(1)
Class R4	—	—	(3)	(1)
Class R5	(1)	(1)	(2)	(3)
Class R6	(1)	(1)	(1,633)	(2,303)

Total distributions to shareholders	(2,967)	(3,254)	(20,890)	(37,811)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	58,875	54,397	69,750	38,723

NET ASSETS:
Change in net assets	60,684	54,233	123,910	41,740
Beginning of period	54,233	—	652,503	610,763

End of period	$114,917	$54,233	$776,413	$652,503

(a)	Commencement of operations was August 31, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$35,547	$44,889	$32,348	$9,977
Net realized gain (loss)	(329,914)	(199,259)	1,359,556	2,059,616
Change in net unrealized appreciation/depreciation	616,363	377,249	(27,883)	(142,274)

Change in net assets resulting from operations	321,996	222,879	1,364,021	1,927,319

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,000)	(2,575)	(307,305)	(290,662)
Class C	(488)	(707)	(82,111)	(80,926)
Class I	(30,992)	(36,679)	(568,389)	(537,464)
Class R2	—	—	(16,104)	(19,576)
Class R3	—	—	(7,619)	(2,356)
Class R4	—	—	(2,550)	(823)
Class R5	(16)	(7)	(83,447)	(94,352)
Class R6	(3,997)	(3,472)	(964,234)	(744,597)

Total distributions to shareholders	(37,493)	(43,440)	(2,031,759)	(1,770,756)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,366,839	2,447,975	2,380,142	1,405,460

NET ASSETS:
Change in net assets	1,651,342	2,627,414	1,712,404	1,562,023
Beginning of period	5,055,806	2,428,392	15,912,610	14,350,587

End of period	$6,707,148	$5,055,806	$17,625,014	$15,912,610

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,756	$24,256	$74,726	$163,804
Net realized gain (loss)	39,998	(38,069)	574,003	1,320,157
Change in net unrealized appreciation/depreciation	111,974	29,360	951,557	(180,336)

Change in net assets resulting from operations	163,728	15,547	1,600,286	1,303,625

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,635)	(14,350)	(155,782)	(145,610)
Class C	(235)	(4,699)	(25,985)	(34,523)
Class I	(2,440)	(26,304)	(93,295)	(176,401)
Class L	—	—	(135,175)	(197,302)
Class R2	(122)	(1,479)	(21,355)	(28,317)
Class R3 (a)	— (b)	(1)	(10,771)	(10,133)
Class R4 (a)	(109)	(93)	(2,054)	(1,931)
Class R5	(265)	(2,258)	(76,605)	(104,750)
Class R6	(8,653)	(70,128)	(873,258)	(936,749)

Total distributions to shareholders	(13,459)	(119,312)	(1,394,280)	(1,635,716)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	56,782	(137,459)	1,165,734	(424,509)

NET ASSETS:
Change in net assets	207,051	(241,224)	1,371,740	(756,600)
Beginning of period	1,411,128	1,652,352	14,301,497	15,058,097

End of period	$1,618,179	$1,411,128	$15,673,237	$14,301,497

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,926	$33,620	$37,192	$100,475
Net realized gain (loss)	928,493	962,925	786,080	517,266
Change in net unrealized appreciation/depreciation	(485,641)	(561,494)	(362,511)	(24,892)

Change in net assets resulting from operations	449,778	435,051	460,761	592,849

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(110,686)	(96,383)	(21,006)	(27,920)
Class C	(22,436)	(20,837)	—	—
Class I	(858,499)	(784,212)	(22,697)	(27,285)
Class L	—	—	(42,811)	(51,150)
Class R2	(1,126)	(839)	—	—
Class R5	(20,316)	(16,031)	—	—
Class R6	(161,893)	(193,852)	(441,704)	(633,551)

Total distributions to shareholders	(1,174,956)	(1,112,154)	(528,218)	(739,906)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,259,444)	(1,932,512)	(1,358,975)	(774,687)

NET ASSETS:
Change in net assets	(1,984,622)	(2,609,615)	(1,426,432)	(921,744)
Beginning of period	6,419,008	9,028,623	5,815,346	6,737,090

End of period	$4,434,386	$6,419,008	$4,388,914	$5,815,346

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,030	$2,435	$566,709	$755,202
Distributions reinvested	962	681	64,152	133,800
Cost of shares redeemed	(1,002)	(1,458)	(396,842)	(824,132)

Change in net assets resulting from Class A capital transactions	$990	$1,658	$234,019	$64,870

Class C
Proceeds from shares issued	$200	$529	$181,600	$284,340
Distributions reinvested	540	399	22,635	51,095
Cost of shares redeemed	(133)	(688)	(130,776)	(286,413)

Change in net assets resulting from Class C capital transactions	$607	$240	$73,459	$49,022

Class I
Proceeds from shares issued	$2,613	$23,367	$2,232,308	$3,482,287
Distributions reinvested	10,183	14,130	187,365	318,091
Cost of shares redeemed	(19,252)	(198,184)	(836,297)	(1,602,290)

Change in net assets resulting from Class I capital transactions	$(6,456)	$(160,687)	$1,583,376	$2,198,088

Class R2
Proceeds from shares issued	$—	$—	$11,265	$30,350
Distributions reinvested	—	—	1,594	3,484
Cost of shares redeemed	—	—	(16,651)	(25,985)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(3,792)	$7,849

Class R3
Proceeds from shares issued	$—	$—	$53,820	$64,756
Distributions reinvested	—	—	2,730	4,644
Cost of shares redeemed	—	—	(20,123)	(30,072)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$36,427	$39,328

Class R4
Proceeds from shares issued	$—	$—	$30,272	$57,970
Distributions reinvested	—	—	1,746	1,500
Cost of shares redeemed	—	—	(13,104)	(20,302)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$18,914	$39,168

Class R5
Proceeds from shares issued	$—	$—	$222,723	$460,008
Distributions reinvested	—	—	29,711	55,745
Cost of shares redeemed	—	—	(196,028)	(273,526)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$56,406	$242,227

Class R6 (a)
Proceeds from shares issued	$5,917	$40,177	$4,470,610	$3,362,596
Distributions reinvested	4,735	2	232,737	292,441
Cost of shares redeemed	(2,275)	(22,348)	(826,065)	(1,127,173)
Redemptions in-kind (See Note 8)	—	—	—	(54,694)

Change in net assets resulting from Class R6 capital transactions	$8,377	$17,831	$3,877,282	$2,473,170

Total change in net assets resulting from capital transactions	$3,518	$(140,958)	$5,876,091	$5,113,722

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	34	81	31,219	44,333
Reinvested	35	25	3,437	8,045
Redeemed	(34)	(51)	(21,757)	(48,297)

Change in Class A Shares	35	55	12,899	4,081

Class C
Issued	8	18	10,144	17,076
Reinvested	21	15	1,235	3,143
Redeemed	(5)	(25)	(7,333)	(17,081)

Change in Class C Shares	24	8	4,046	3,138

Class I
Issued	83	726	120,287	201,387
Reinvested	366	511	9,862	18,776
Redeemed	(626)	(6,421)	(45,088)	(93,029)

Change in Class I Shares	(177)	(5,184)	85,061	127,134

Class R2
Issued	—	—	622	1,779
Reinvested	—	—	86	211
Redeemed	—	—	(917)	(1,521)

Change in Class R2 Shares	—	—	(209)	469

Class R3
Issued	—	—	2,950	3,784
Reinvested	—	—	146	280
Redeemed	—	—	(1,099)	(1,796)

Change in Class R3 Shares	—	—	1,997	2,268

Class R4
Issued	—	—	1,655	3,364
Reinvested	—	—	92	88
Redeemed	—	—	(703)	(1,151)

Change in Class R4 Shares	—	—	1,044	2,301

Class R5
Issued	—	—	11,953	26,643
Reinvested	—	—	1,565	3,283
Redeemed	—	—	(10,525)	(15,716)

Change in Class R5 Shares	—	—	2,993	14,210

Class R6 (a)
Issued	197	1,490	241,104	192,820
Reinvested	171	— (b)	12,240	17,229
Redeemed	(78)	(757)	(44,207)	(64,768)
Redemptions in-kind (See Note 8)	—	—	—	(3,151)

Change in Class R6 Shares	290	733	209,137	142,130

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund			JPMorgan Growth and Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Period Ended June 30, 2019 (a)		Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,045	$123		$65,475	$48,540
Distributions reinvested	47	2		15,273	28,106
Cost of shares redeemed	(174)	—	(b)	(30,916)	(63,999)

Change in net assets resulting from Class A capital transactions	$2,918	$125		$49,832	$12,647

Class C
Proceeds from shares issued	$2,201	$20		$4,470	$8,554
Distributions reinvested	26	1		713	1,282
Cost of shares redeemed	(16)	—		(2,434)	(6,924)

Change in net assets resulting from Class C capital transactions	$2,211	$21		$2,749	$2,912

Class I
Proceeds from shares issued	$51,725	$51,120		$12,261	$37,640
Distributions reinvested	2,888	3,248		2,446	4,589
Cost of shares redeemed	(894)	(159)		(15,591)	(26,157)

Change in net assets resulting from Class I capital transactions	$53,719	$54,209		$(884)	$16,072

Class R2
Proceeds from shares issued	$—	$—		$681	$66
Distributions reinvested	—	—		10	6
Cost of shares redeemed	—	—		(33)	(3)

Change in net assets resulting from Class R2 capital transactions	$—	$—		$658	$69

Class R3
Distributions reinvested	$—	$—		$—	$1

Change in net assets resulting from Class R3 capital transactions	$—	$—		$—	$1

Class R4
Proceeds from shares issued	$—	$—		$58	$—
Distributions reinvested	—	—		3	1

Change in net assets resulting from Class R4 capital transactions	$—	$—		$61	$1

Class R5
Proceeds from shares issued	$—	$20		$24	$30
Distributions reinvested	1	1		2	3
Cost of shares redeemed	—	—		(35)	(3)

Change in net assets resulting from Class R5 capital transactions	$1	$21		$(9)	$30

Class R6
Proceeds from shares issued	$25	$20		$20,493	$12,212
Distributions reinvested	1	1		1,571	2,197
Cost of shares redeemed	—	—		(4,721)	(7,418)

Change in net assets resulting from Class R6 capital transactions	$26	$21		$17,343	$6,991

Total change in net assets resulting from capital transactions	$58,875	$54,397		$69,750	$38,723

(a)	Commencement of operations was August 31, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Equity Premium Income Fund			JPMorgan Growth and Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Period Ended June 30, 2019 (a)		Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	203	8		1,275		987
Reinvested	3	—	(b)	288		606
Redeemed	(12)	—	(b)	(601)		(1,316)

Change in Class A Shares	194	8		962		277

Class C
Issued	146	1		98		198
Reinvested	2	—	(b)	15		31
Redeemed	(1)	—		(54)		(158)

Change in Class C Shares	147	1		59		71

Class I
Issued	3,443	3,410		226		736
Reinvested	191	225		44		93
Redeemed	(59)	(11)		(289)		(519)

Change in Class I Shares	3,575	3,624		(19)		310

Class R2
Issued	—	—		14		1
Reinvested	—	—		—	(b)	—	(b)
Redeemed	—	—		(1)		—	(b)

Change in Class R2 Shares	—	—		13		1

Class R3
Reinvested	—	—		—	(b)	1

Change in Class R3 Shares	—	—		—	(b)	1

Class R4
Issued	—	—		—	(b)	—
Reinvested	—	—		—	(b)	1

Change in Class R4 Shares	—	—		—	(b)	1

Class R5
Issued	—	1		—	(b)	—	(b)
Reinvested	1	—	(b)	—	(b)	—	(b)
Redeemed	—	—		—	(b)	—	(b)

Change in Class R5 Shares	1	1		—	(b)	—	(b)

Class R6
Issued	2	1		364		235
Reinvested	— (b)	—	(b)	28		44
Redeemed	—	—		(85)		(144)

Change in Class R6 Shares	2	1		307		135

(a)	Commencement of operations was August 31, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$192,642	$200,515	$440,559	$565,602
Distributions reinvested	1,995	2,559	290,772	268,247
Cost of shares redeemed	(60,130)	(196,149)	(463,479)	(848,901)

Change in net assets resulting from Class A capital transactions	$134,507	$6,925	$267,852	$(15,052)

Class C
Proceeds from shares issued	$50,992	$98,773	$64,791	$101,496
Distributions reinvested	487	705	64,738	64,190
Cost of shares redeemed	(16,221)	(27,734)	(60,807)	(162,510)

Change in net assets resulting from Class C capital transactions	$35,258	$71,744	$68,722	$3,176

Class I
Proceeds from shares issued	$1,617,324	$3,264,704	$731,060	$1,278,824
Distributions reinvested	29,691	34,623	522,530	499,924
Cost of shares redeemed	(623,876)	(1,180,493)	(857,965)	(1,526,803)

Change in net assets resulting from Class I capital transactions	$1,023,139	$2,118,834	$395,625	$251,945

Class R2
Proceeds from shares issued	$—	$—	$19,335	$52,974
Distributions reinvested	—	—	13,984	15,016
Cost of shares redeemed	—	—	(38,376)	(85,360)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(5,057)	$(17,370)

Class R3
Proceeds from shares issued	$—	$—	$30,182	$41,442
Distributions reinvested	—	—	4,020	1,370
Cost of shares redeemed	—	—	(6,729)	(5,767)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$27,473	$37,045

Class R4
Proceeds from shares issued	$—	$—	$12,450	$5,495
Distributions reinvested	—	—	2,550	823
Cost of shares redeemed	—	—	(837)	(1,898)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$14,163	$4,420

Class R5
Proceeds from shares issued	$526	$1,826	$85,094	$171,763
Distributions reinvested	16	7	78,312	89,822
Cost of shares redeemed	(102)	(105)	(103,810)	(351,362)

Change in net assets resulting from Class R5 capital transactions	$440	$1,728	$59,596	$(89,777)

Class R6
Proceeds from shares issued	$252,106	$295,474	$1,390,862	$1,840,965
Distributions reinvested	1,415	978	931,375	723,675
Cost of shares redeemed	(80,026)	(47,708)	(770,469)	(1,333,567)

Change in net assets resulting from Class R6 capital transactions	$173,495	$248,744	$1,551,768	$1,231,073

Total change in net assets resulting from capital transactions	$1,366,839	$2,447,975	$2,380,142	$1,405,460

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	9,311	10,234	10,459	14,213
Reinvested	96	131	7,477	7,726
Redeemed	(2,918)	(10,028)	(11,077)	(21,501)

Change in Class A Shares	6,489	337	6,859	438

Class C
Issued	2,499	5,092	2,069	3,322
Reinvested	23	37	2,250	2,388
Redeemed	(795)	(1,432)	(1,898)	(5,303)

Change in Class C Shares	1,727	3,697	2,421	407

Class I
Issued	78,497	166,589	17,171	31,957
Reinvested	1,422	1,758	13,208	14,219
Redeemed	(30,241)	(60,565)	(20,218)	(38,672)

Change in Class I Shares	49,678	107,782	10,161	7,504

Class R2
Issued	—	—	481	1,393
Reinvested	—	—	376	449
Redeemed	—	—	(956)	(2,227)

Change in Class R2 Shares	—	—	(99)	(385)

Class R3
Issued	—	—	717	1,026
Reinvested	—	—	103	39
Redeemed	—	—	(159)	(148)

Change in Class R3 Shares	—	—	661	917

Class R4
Issued	—	—	287	139
Reinvested	—	—	64	23
Redeemed	—	—	(20)	(47)

Change in Class R4 Shares	—	—	331	115

Class R5
Issued	26	92	1,949	4,109
Reinvested	1	— (a)	1,927	2,499
Redeemed	(5)	(5)	(2,396)	(8,504)

Change in Class R5 Shares	22	87	1,480	(1,896)

Class R6
Issued	12,258	15,045	31,705	44,475
Reinvested	68	49	22,702	19,983
Redeemed	(3,880)	(2,420)	(17,595)	(32,490)

Change in Class R6 Shares	8,446	12,674	36,812	31,968

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$111,854	$38,199	$262,797	$668,701
Distributions reinvested	1,609	13,929	148,528	132,720
Cost of shares redeemed	(47,390)	(120,946)	(202,139)	(561,909)

Change in net assets resulting from Class A capital transactions	$66,073	$(68,818)	$209,186	$239,512

Class C
Proceeds from shares issued	$1,942	$12,245	$13,885	$47,501
Distributions reinvested	228	4,589	24,646	32,837
Cost of shares redeemed	(10,521)	(26,332)	(38,858)	(81,416)

Change in net assets resulting from Class C capital transactions	$(8,351)	$(9,498)	$(327)	$(1,078)

Class I
Proceeds from shares issued	$72,322	$180,351	$71,297	$408,617
Distributions reinvested	2,429	26,175	90,021	171,208
Cost of shares redeemed	(112,847)	(258,184)	(253,903)	(922,817)

Change in net assets resulting from Class I capital transactions	$(38,096)	$(51,658)	$(92,585)	$(342,992)

Class L
Proceeds from shares issued	$—	$—	$98,934	$340,083
Distributions reinvested	—	—	119,013	166,869
Cost of shares redeemed	—	—	(295,323)	(575,141)

Change in net assets resulting from Class L capital transactions	$—	$—	$(77,376)	$(68,189)

Class R2
Proceeds from shares issued	$1,314	$9,456	$13,067	$31,183
Distributions reinvested	114	1,316	20,726	26,663
Cost of shares redeemed	(2,615)	(4,971)	(49,430)	(72,348)

Change in net assets resulting from Class R2 capital transactions	$(1,187)	$5,801	$(15,637)	$(14,502)

Class R3 (a)
Proceeds from shares issued	$— (b)	$20	$14,561	$53,558
Distributions reinvested	— (b)	1	9,724	9,047
Cost of shares redeemed	—	—	(19,357)	(9,993)

Change in net assets resulting from Class R3 capital transactions	$— (b)	$21	$4,928	$52,612

Class R4 (a)
Proceeds from shares issued	$749	$13,825	$2,065	$17,146
Distributions reinvested	109	93	2,054	1,931
Cost of shares redeemed	(2,312)	(1,201)	(3,778)	(6,325)

Change in net assets resulting from Class R4 capital transactions	$(1,454)	$12,717	$341	$12,752

Class R5
Proceeds from shares issued	$3,450	$20,278	$30,064	$73,209
Distributions reinvested	263	2,241	69,831	94,444
Cost of shares redeemed	(7,985)	(13,694)	(97,837)	(236,756)

Change in net assets resulting from Class R5 capital transactions	$(4,272)	$8,825	$2,058	$(69,103)

Class R6
Proceeds from shares issued	$103,940	$325,810	$1,122,894	$1,335,233
Subscriptions in-kind (See Note 9)	—	—	45,414	—
Distributions reinvested	8,611	69,882	867,740	934,866
Cost of shares redeemed	(68,482)	(430,541)	(900,902)	(2,503,620)

Change in net assets resulting from Class R6 capital transactions	$44,069	$(34,849)	$1,135,146	$(233,521)

Total change in net assets resulting from capital transactions	$56,782	$(137,459)	$1,165,734	$(424,509)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	7,883	2,636	16,314	43,450
Reinvested	108	1,057	9,438	9,250
Redeemed	(3,240)	(8,443)	(12,578)	(35,922)

Change in Class A Shares	4,751	(4,750)	13,174	16,778

Class C
Issued	140	893	894	3,118
Reinvested	16	365	1,630	2,381
Redeemed	(765)	(1,966)	(2,508)	(5,483)

Change in Class C Shares	(609)	(708)	16	16

Class I
Issued	5,113	12,677	4,417	26,279
Reinvested	167	2,016	5,698	11,895
Redeemed	(7,895)	(18,372)	(15,890)	(59,810)

Change in Class I Shares	(2,615)	(3,679)	(5,775)	(21,636)

Class L
Issued	—	—	6,160	21,487
Reinvested	—	—	7,513	11,566
Redeemed	—	—	(18,306)	(37,224)

Change in Class L Shares	—	—	(4,633)	(4,171)

Class R2
Issued	93	652	825	2,018
Reinvested	8	101	1,332	1,883
Redeemed	(182)	(353)	(3,115)	(4,597)

Change in Class R2 Shares	(81)	400	(958)	(696)

Class R3 (a)
Issued	—	1	900	3,354
Reinvested	— (b)	— (b)	620	633
Redeemed	—	—	(1,198)	(643)

Change in Class R3 Shares	— (b)	1	322	3,344

Class R4 (a)
Issued	53	1,113	127	1,067
Reinvested	7	7	130	134
Redeemed	(163)	(89)	(238)	(400)

Change in Class R4 Shares	(103)	1,031	19	801

Class R5
Issued	243	1,415	1,872	4,699
Reinvested	18	170	4,408	6,538
Redeemed	(557)	(950)	(6,039)	(15,115)

Change in Class R5 Shares	(296)	635	241	(3,878)

Class R6
Issued	7,455	22,094	69,117	85,926
Subscriptions in-kind (See Note 9)	—	—	2,771	—
Reinvested	588	5,350	54,639	64,491
Redeemed	(4,770)	(29,764)	(55,214)	(154,015)

Change in Class R6 Shares	3,273	(2,320)	71,313	(3,598)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$39,681	$135,379	$24,016	$34,397
Distributions reinvested	107,818	94,468	20,900	27,797
Cost of shares redeemed	(305,423)	(275,160)	(50,650)	(123,985)

Change in net assets resulting from Class A capital transactions	$(157,924)	$(45,313)	$(5,734)	$(61,791)

Class C
Proceeds from shares issued	$4,605	$12,993	$—	$—
Distributions reinvested	19,111	17,995	—	—
Cost of shares redeemed	(30,345)	(67,277)	—	—

Change in net assets resulting from Class C capital transactions	$(6,629)	$(36,289)	$—	$—

Class I
Proceeds from shares issued	$223,482	$888,442	$13,504	$56,824
Distributions reinvested	811,087	739,627	22,217	26,614
Cost of shares redeemed	(2,137,528)	(2,590,860)	(40,807)	(115,409)

Change in net assets resulting from Class I capital transactions	$(1,102,959)	$(962,791)	$(5,086)	$(31,971)

Class L
Proceeds from shares issued	$—	$—	$27,553	$60,334
Distributions reinvested	—	—	25,240	32,173
Cost of shares redeemed	—	—	(62,435)	(138,095)

Change in net assets resulting from Class L capital transactions	$—	$—	$(9,642)	$(45,588)

Class R2
Proceeds from shares issued	$537	$946	$—	$—
Distributions reinvested	808	532	—	—
Cost of shares redeemed	(512)	(2,235)	—	—

Change in net assets resulting from Class R2 capital transactions	$833	$(757)	$—	$—

Class R5
Proceeds from shares issued	$5,384	$22,201	$—	$—
Distributions reinvested	20,259	15,977	—	—
Cost of shares redeemed	(28,257)	(57,731)	—	—

Change in net assets resulting from Class R5 capital transactions	$(2,614)	$(19,553)	$—	$—

Class R6
Proceeds from shares issued	$65,939	$38,738	$485,142	$253,929
Distributions reinvested	113,531	166,828	440,937	633,410
Cost of shares redeemed	(169,621)	(1,073,375)	(927,883)	(1,522,676)
Redemptions in-kind (See Note 8)	—	—	(1,336,709)	—

Change in net assets resulting from Class R6 capital transactions	$9,849	$(867,809)	$(1,338,513)	$(635,337)

Total change in net assets resulting from capital transactions	$(1,259,444)	$(1,932,512)	$(1,358,975)	$(774,687)

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	1,613	4,895	892	1,253
Reinvested	4,576	3,825	855	1,116
Redeemed	(12,058)	(9,740)	(1,903)	(4,605)

Change in Class A Shares	(5,869)	(1,020)	(156)	(2,236)

Class C
Issued	206	506	—	—
Reinvested	873	773	—	—
Redeemed	(1,344)	(2,631)	—	—

Change in Class C Shares	(265)	(1,352)	—	—

Class I
Issued	8,956	31,989	500	2,021
Reinvested	33,851	29,468	898	1,056
Redeemed	(87,242)	(93,992)	(1,495)	(4,084)

Change in Class I Shares	(44,435)	(32,535)	(97)	(1,007)

Class L
Issued	—	—	1,071	2,291
Reinvested	—	—	1,023	1,280
Redeemed	—	—	(2,330)	(4,963)

Change in Class L Shares	—	—	(236)	(1,392)

Class R2
Issued	24	36	—	—
Reinvested	36	22	—	—
Redeemed	(21)	(82)	—	—

Change in Class R2 Shares	39	(24)	—	—

Class R5
Issued	210	840	—	—
Reinvested	840	633	—	—
Redeemed	(1,125)	(2,058)	—	—

Change in Class R5 Shares	(75)	(585)	—	—

Class R6
Issued	2,620	1,425	18,557	9,239
Reinvested	4,714	6,614	17,857	25,157
Redeemed	(6,928)	(38,577)	(33,782)	(54,997)
Redemptions in-kind (See Note 8)	—	—	(52,834)	—

Change in Class R6 Shares	406	(30,538)	(50,202)	(20,601)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	81

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$449,778

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(2,345,025)
Proceeds from disposition of investment securities	5,162,203
Covers of investment securities sold short	(1,354,457)
Proceeds from investment securities sold short	918,373
Purchases of short-term investments — affiliates, net	41,588
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	424,821
Change in unrealized (appreciation)/depreciation on investments in affiliates	2
Change in unrealized (appreciation)/depreciation on investment securities sold short	61,025
Net realized (gain)/loss on investments in non-affiliates	(957,562)
Net realized (gain)/loss on investments in affiliates	1
Net realized (gain)/loss on securities sold short	18,749
Decrease in dividends receivable from affiliates	3
Decrease in dividends receivable from non-affiliates	4,844
Decrease in variation margin receivable	117
Increase in due to broker for securities sold short	100
Decrease in dividend expense to non-affiliates on securities sold short	(931)
Decrease in interest expense to non-affiliates on securities sold short	(145)
Decrease in investment advisory fees payable	(1,084)
Decrease in administration fees payable	(4)
Decrease in distribution fees payable	(52)
Decrease in service fees payable	(223)
Decrease in custodian and accounting fees payable	(64)
Decrease in audit fees payable	(22)
Increase in printing and mailing cost payable	9
Increase in other accrued expenses payable	12

Net cash provided (used) by operating activities	2,422,056

Cash flows provided (used) by financing activities:
Proceeds from shares issued	340,725
Payment for shares redeemed	(2,661,495)
Cash distributions paid to shareholders (net of reinvestments of approximately $1,072,614,000)	(102,342)

Net cash provided (used) by financing activities	(2,423,112)

Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	(1,056)
Restricted and unrestricted cash and deposits at broker at beginning of period	2,240

Restricted and unrestricted cash and deposits at broker at end of period	$1,184

Supplemental disclosure of cash flow information:

For the six months ended December 31, 2019 the Fund paid approximately $3,549,000 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statement of Assets and Liabilities:

	June 30, 2019	December 31, 2019
Cash	$408	$128
Deposits at broker:
Futures contracts	1,832	956
Securities sold short	—	100

	$2,240	$1,184

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$30.15	$0.08	$2.62	$2.70	$(0.12)	$(4.98)	$(5.10)
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2016	24.78	(0.01)	(0.38)	(0.39)	— (f)	(0.66)	(0.66)
Year Ended June 30, 2015	23.56	(0.02)	1.42	1.40	(0.02)	(0.16)	(0.18)

Class C
Six Months Ended December 31, 2019 (Unaudited)	29.01	0.01	2.50	2.51	(0.01)	(4.98)	(4.99)
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13)	(0.37)	(0.50)	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13)	1.39	1.26	—	(0.16)	(0.16)

Class I
Six Months Ended December 31, 2019 (Unaudited)	30.60	0.12	2.67	2.79	(0.17)	(4.98)	(5.15)
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(0.39)	(0.33)	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	1.44	1.48	(0.04)	(0.16)	(0.20)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	30.48	0.16	2.64	2.80	(0.24)	(4.98)	(5.22)
October 1, 2018 (g) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$27.75	9.30%	$6,054	1.10%	0.54%	1.34%	18%
30.15	9.22	5,511	1.09	0.42	1.41	45
31.83	15.02	4,077	1.11	0.26	1.31	34
29.09	24.09	3,362	1.17	(0.02)	1.37	84
23.73	(1.60)	1,937	1.24	(0.03)	1.55	45
24.78	5.98	1,452	1.24	(0.07)	1.42	52

26.53	9.00	3,437	1.60	0.03	1.83	18
29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84
23.18	(2.10)	1,268	1.74	(0.54)	1.96	45
24.34	5.44	873	1.74	(0.54)	1.93	52

28.24	9.45	65,026	0.85	0.77	1.07	18
30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84
23.92	(1.37)	136,284	0.99	0.24	1.11	45
24.95	6.26	81,179	0.99	0.15	1.12	52

28.06	9.55	28,715	0.60	1.06	0.81	18
30.48	2.03	22,346	0.59	1.08	0.95	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$17.83	$0.16	(e)	$1.46	$1.62	$(0.16)	$(0.19)	$(0.35)
Year Ended June 30, 2019	16.82	0.32	(e)	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	(e)	1.29	1.55	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2017	14.01	0.24	(e)	1.75	1.99	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2016	13.77	0.25	(e)	0.35	0.60	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)

Class C
Six Months Ended December 31, 2019 (Unaudited)	17.47	0.11	(e)	1.42	1.53	(0.11)	(0.19)	(0.30)
Year Ended June 30, 2019	16.50	0.23	(e)	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	(e)	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	(e)	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	(e)	0.35	0.53	(0.20)	(0.11)	(0.31)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)

Class I
Six Months Ended December 31, 2019 (Unaudited)	18.14	0.18	(e)	1.50	1.68	(0.18)	(0.19)	(0.37)
Year Ended June 30, 2019	17.10	0.37	(e)	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	(e)	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	(e)	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	(e)	0.37	0.65	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	17.74	0.13	(e)	1.45	1.58	(0.13)	(0.19)	(0.32)
Year Ended June 30, 2019	16.74	0.28	(e)	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	(e)	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	(e)	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	(e)	0.35	0.56	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	17.81	0.16	(e)	1.46	1.62	(0.16)	(0.19)	(0.35)
Year Ended June 30, 2019	16.80	0.32	(e)	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	(e)	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	(e)	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	18.13	0.18	(e)	1.49	1.67	(0.18)	(0.19)	(0.37)
Year Ended June 30, 2019	17.09	0.36	(e)	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	(e)	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	(e)	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	18.16	0.20	(e)	1.48	1.68	(0.19)	(0.19)	(0.38)
Year Ended June 30, 2019	17.11	0.40	(e)	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	(e)	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	(e)	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	(e)	0.35	0.66	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	18.14	0.21	(e)	1.49	1.70	(0.20)	(0.19)	(0.39)
Year Ended June 30, 2019	17.10	0.42	(e)	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	(e)	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	(e)	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	(e)	0.34	0.67	(0.31)	(0.11)	(0.42)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$19.10	9.15%	$3,757,325	0.98%	1.70%	0.98%	9%
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20
15.67	14.34	3,176,361	1.04	1.59	1.08	14
14.01	4.45	3,370,383	1.04	1.83	1.11	20
13.77	4.71	3,014,937	1.04	1.83	1.09	22

18.70	8.84	1,612,057	1.47	1.21	1.48	9
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14
13.80	4.01	1,304,007	1.54	1.33	1.58	20
13.58	4.18	1,160,002	1.54	1.32	1.56	22

19.45	9.35	11,313,846	0.71	1.98	0.72	9
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14
14.23	4.75	4,679,200	0.79	2.07	0.81	20
13.97	4.96	4,639,250	0.79	2.08	0.80	22

19.00	9.00	96,140	1.23	1.44	1.23	9
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14
13.97	4.20	77,230	1.29	1.59	1.45	20
13.74	4.44	56,522	1.29	1.59	1.39	22

19.08	9.17	185,019	0.97	1.73	0.97	9
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

19.43	9.30	91,668	0.72	1.98	0.72	9
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

19.46	9.36	1,582,869	0.56	2.11	0.57	9
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14
14.23	4.89	722,424	0.59	2.28	0.64	20
13.98	5.23	520,660	0.59	2.27	0.63	22

19.45	9.48	12,873,798	0.46	2.26	0.47	9
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14
14.22	4.98	1,913,077	0.50	2.43	0.50	20
13.97	5.31	861,809	0.51	2.35	0.51	22

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Equity Premium Income Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$14.92	$0.56	$0.31	$0.87	$(0.58)
August 31, 2018 (g) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)

Class C
Six Months Ended December 31, 2019 (Unaudited)	14.92	0.52	0.31	0.83	(0.54)
August 31, 2018 (g) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)

Class I
Six Months Ended December 31, 2019 (Unaudited)	14.92	0.59	0.30	0.89	(0.60)
August 31, 2018 (g) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	14.92	0.60	0.30	0.90	(0.61)
August 31, 2018 (g) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	14.92	0.62	0.28	0.90	(0.61)
August 31, 2018 (g) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$15.21	5.94%	$3,079	0.85%	7.44%	1.32%	61%
14.92	5.95	125	0.85	7.90	1.80	43

15.21	5.66	2,257	1.35	6.84	1.79	61
14.92	5.50	21	1.35	7.14	2.26	43

15.21	6.04	109,511	0.60	7.79	1.06	61
14.92	6.15	54,045	0.60	7.89	1.13	43

15.21	6.12	22	0.45	8.00	0.97	61
14.92	6.28	21	0.45	8.04	1.36	43

15.21	6.17	48	0.35	8.14	0.84	61
14.92	6.37	21	0.35	8.14	1.26	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth and Income Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$49.84	$0.40	$5.06	$5.46	$(0.42)	$(1.07)	$(1.49)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)
Year Ended June 30, 2015	44.70	0.59	1.72	2.31	(0.56)	(0.99)	(1.55)

Class C
Six Months Ended December 31, 2019 (Unaudited)	44.59	0.24	4.52	4.76	(0.32)	(1.07)	(1.39)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)
Year Ended June 30, 2015	41.31	0.32	1.59	1.91	(0.40)	(0.99)	(1.39)

Class I
Six Months Ended December 31, 2019 (Unaudited)	52.69	0.49	5.36	5.85	(0.48)	(1.07)	(1.55)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)
Year Ended June 30, 2015	46.58	0.73	1.79	2.52	(0.66)	(0.99)	(1.65)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	50.01	0.35	5.05	5.40	(0.44)	(1.07)	(1.51)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	52.66	0.42	5.35	5.77	(0.41)	(1.07)	(1.48)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	52.69	0.53	5.31	5.84	(0.49)	(1.07)	(1.56)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	53.06	0.53	5.40	5.93	(0.52)	(1.07)	(1.59)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	53.08	0.57	5.38	5.95	(0.54)	(1.07)	(1.61)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$53.81	11.02%	$581,403	0.94%	1.54%	1.07%	7%
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32
46.85	16.34	445,078	1.03	1.26	1.10	28
42.75	1.02	422,151	1.06	1.38	1.13	39
45.46	5.24	434,573	1.10	1.30	1.10	39

47.96	10.74	30,821	1.44	1.04	1.54	7
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39
41.83	4.68	24,647	1.62	0.77	1.63	39

56.99	11.17	101,118	0.69	1.79	0.78	7
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39
47.45	5.48	36,099	0.88	1.53	0.88	39

53.90	10.87	784	1.19	1.35	1.72	7
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

56.95	11.02	26	0.94	1.54	1.05	7
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

56.97	11.15	87	0.69	1.93	0.79	7
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

57.40	11.24	69	0.54	1.93	0.67	7
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

57.42	11.29	62,105	0.44	2.06	0.53	7
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)
JPMorgan Hedged Equity Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$20.23	$0.10	$0.96	$1.06	$(0.10)	$21.19	5.27%
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)	20.23	5.12
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)	19.43	7.33
Year Ended June 30, 2017	16.23	0.19	2.01	2.20	(0.19)	18.24	13.60
Year Ended June 30, 2016	16.47	0.20	(0.28)	(0.08)	(0.16)	16.23	(0.43)
Year Ended June 30, 2015	15.74	0.19	0.67	0.86	(0.13)	16.47	5.45

Class C
Six Months Ended December 31, 2019 (Unaudited)	20.10	0.05	0.96	1.01	(0.05)	21.06	5.04
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)	20.10	4.60
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)	19.33	6.79
Year Ended June 30, 2017	16.17	0.10	2.01	2.11	(0.12)	18.16	13.07
Year Ended June 30, 2016	16.43	0.13	(0.29)	(0.16)	(0.10)	16.17	(0.95)
Year Ended June 30, 2015	15.76	0.10	0.67	0.77	(0.10)	16.43	4.85

Class I
Six Months Ended December 31, 2019 (Unaudited)	20.28	0.13	0.97	1.10	(0.13)	21.25	5.42
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)	20.28	5.39
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)	19.47	7.63
Year Ended June 30, 2017	16.26	0.23	2.01	2.24	(0.23)	18.27	13.86
Year Ended June 30, 2016	16.50	0.25	(0.28)	(0.03)	(0.21)	16.26	(0.17)
Year Ended June 30, 2015	15.76	0.23	0.66	0.89	(0.15)	16.50	5.66

Class R5
Six Months Ended December 31, 2019 (Unaudited)	20.32	0.14	0.97	1.11	(0.14)	21.29	5.48
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)	20.32	5.57
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)	19.50	7.81
Year Ended June 30, 2017	16.28	0.26	2.02	2.28	(0.26)	18.30	14.10
Year Ended June 30, 2016	16.51	0.24	(0.24)	— (g)	(0.23)	16.28	0.07
Year Ended June 30, 2015	15.76	0.26	0.66	0.92	(0.17)	16.51	5.86

Class R6
Six Months Ended December 31, 2019 (Unaudited)	20.32	0.15	0.97	1.12	(0.15)	21.29	5.54
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)	20.32	5.69
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)	19.49	7.87
Year Ended June 30, 2017	16.28	0.25	2.03	2.28	(0.27)	18.29	14.09
Year Ended June 30, 2016	16.52	0.27	(0.27)	— (g)	(0.24)	16.28	0.07
Year Ended June 30, 2015	15.76	0.27	0.67	0.94	(0.18)	16.52	5.96

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$447,853	0.85%		0.98%		0.85%		22%
296,242	0.85		1.02		0.87		48
277,898	0.84		0.92		0.87		44
133,789	0.84		1.06		1.05		31
71,417	0.85		1.27		1.11		57
93,007	0.85	(f)	1.14	(f)	1.21	(f)	42

202,505	1.35		0.47		1.36		22
158,602	1.35		0.55		1.37		48
81,030	1.34		0.42		1.38		44
29,168	1.34		0.55		1.45		31
9,867	1.35		0.80		1.52		57
3,405	1.35	(f)	0.59	(f)	1.65	(f)	42

5,471,480	0.59		1.22		0.60		22
4,214,453	0.60		1.30		0.61		48
1,947,444	0.59		1.17		0.62		44
597,013	0.59		1.30		0.69		31
158,820	0.60		1.54		0.74		57
105,397	0.60	(f)	1.39	(f)	0.91	(f)	42

2,437	0.45		1.38		0.47		22
1,893	0.45		1.46		0.95		48
123	0.39		1.37		0.67		44
37	0.40		1.51		1.08		31
25	0.40		1.49		2.16		57
442	0.40	(f)	1.58	(f)	0.82	(f)	42

582,873	0.34		1.48		0.35		22
384,616	0.35		1.56		0.37		48
121,897	0.34		1.42		0.42		44
3,289	0.34		1.41		0.42		31
74	0.35		1.66		1.40		57
443	0.35	(f)	1.63	(f)	0.77	(f)	42

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$41.87	$0.02	$3.28	$3.30	$—	$(5.21)	$(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.82	(0.06)	(2.23)	(2.29)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.49	(0.10)	5.05	4.95	—	(0.62)	(0.62)

Class C
Six Months Ended December 31, 2019 (Unaudited)	32.33	(0.07)	2.50	2.43	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)	(1.91)	(2.11)	—	(1.60)	(1.60)
Year Ended June 30, 2015	28.33	(0.24)	4.39	4.15	—	(0.62)	(0.62)

Class I
Six Months Ended December 31, 2019 (Unaudited)	42.46	0.07	3.33	3.40	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)	(2.23)	(2.24)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.52	(0.04)	5.06	5.02	—	(0.62)	(0.62)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	40.32	(0.04)	3.16	3.12	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)	(2.18)	(2.33)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.07	(0.18)	4.97	4.79	—	(0.62)	(0.62)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	42.10	0.02	3.30	3.32	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	(0.06)	7.62	7.56	—	(3.14)	(3.14)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	42.45	0.08	3.32	3.40	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	0.04	7.60	7.64	—	(3.14)	(3.14)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	43.44	0.10	3.41	3.51	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06	(2.25)	(2.19)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.75	0.03	5.09	5.12	—	(0.62)	(0.62)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	43.78	0.13	3.44	3.57	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10	(2.26)	(2.16)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.80	0.06	5.10	5.16	—	(0.62)	(0.62)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$39.96	8.21%	$2,628,093	0.94%	0.08%	1.05%	27%
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22
32.93	(6.45)	4,251,242	1.04	(0.17)	1.27	43
36.82	15.40	4,670,460	1.06	(0.28)	1.21	19

29.55	7.94	545,054	1.44	(0.42)	1.55	27
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22
28.15	(6.90)	559,238	1.55	(0.67)	1.69	43
31.86	14.83	600,404	1.56	(0.78)	1.68	19

40.63	8.33	4,902,532	0.69	0.33	0.79	27
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)	0.93	43
36.92	15.60	5,515,626	0.90	(0.12)	0.92	19

38.23	8.08	127,068	1.19	(0.18)	1.30	27
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22
32.31	(6.67)	192,560	1.30	(0.43)	1.55	43
36.24	15.10	242,550	1.31	(0.53)	1.49	19

40.21	8.21	69,905	0.94	0.11	1.04	27
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

40.58	8.35	23,714	0.69	0.39	0.79	27
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

41.67	8.40	735,659	0.54	0.48	0.64	27
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22
33.46	(6.10)	1,209,521	0.69	0.17	0.73	43
37.25	15.80	1,394,419	0.70	0.08	0.74	19

42.03	8.47	8,592,989	0.44	0.59	0.54	27
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22
33.58	(6.00)	3,330,565	0.60	0.28	0.60	43
37.34	15.90	3,220,191	0.62	0.17	0.62	19

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$14.11	$0.09	$1.40	$1.49	$(0.10)	$—	$(0.10)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)
Year Ended June 30, 2015	16.63	0.17	0.94	1.11	(0.17)	(2.55)	(2.72)

Class C
Six Months Ended December 31, 2019 (Unaudited)	13.49	0.05	1.35	1.40	(0.07)	—	(0.07)
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)
Year Ended June 30, 2015	16.25	0.08	0.92	1.00	(0.10)	(2.55)	(2.65)

Class I
Six Months Ended December 31, 2019 (Unaudited)	13.85	0.10	1.39	1.49	(0.12)	—	(0.12)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)
Year Ended June 30, 2015	16.42	0.19	0.92	1.11	(0.19)	(2.55)	(2.74)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	13.98	0.07	1.39	1.46	(0.08)	—	(0.08)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)
Year Ended June 30, 2015	16.58	0.13	0.94	1.07	(0.14)	(2.55)	(2.69)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	13.84	0.08	1.39	1.47	(0.10)	—	(0.10)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	14.11	0.10	1.42	1.52	(0.12)	—	(0.12)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	14.00	0.11	1.40	1.51	(0.13)	—	(0.13)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)
Year Ended June 30, 2015	16.54	0.22	0.94	1.16	(0.22)	(2.55)	(2.77)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	13.90	0.12	1.40	1.52	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)
Year Ended June 30, 2015	16.48	0.25	0.91	1.16	(0.23)	(2.55)	(2.78)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$15.50	10.60%	$242,687	0.93%	1.18%	1.04%	71%
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130
15.48	28.47	215,017	0.92	1.01	1.08	145
12.71	(2.51)	96,373	0.93	1.27	1.12	219
15.02	7.44	93,078	0.93	1.07	1.05	143

14.82	10.36	51,413	1.44	0.68	1.52	71
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219
14.60	6.88	14,307	1.45	0.55	1.55	143

15.22	10.79	291,699	0.69	1.42	0.76	71
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219
14.79	7.56	634,301	0.77	1.22	0.77	143

15.36	10.49	22,357	1.19	0.93	1.29	71
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219
14.96	7.21	1,074	1.20	0.82	1.40	143

15.21	10.67	21	0.94	1.19	1.10	71
13.84	(4.25)	19	0.94	1.28	1.17	162

15.51	10.80	14,393	0.69	1.44	0.76	71
14.11	(4.05)	14,545	0.68	1.51	0.77	162

15.38	10.83	28,996	0.54	1.59	0.62	71
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219
14.93	7.83	4,443	0.58	1.41	0.59	143

15.28	10.96	966,613	0.44	1.69	0.51	71
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219
14.86	7.85	4,145	0.53	1.54	0.53	143

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$15.86	$0.05	(e)	$1.66	$1.71	$(0.06)	$(1.46)	$(1.52)
Year Ended June 30, 2019	16.48	0.12	(e)	1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11	(e)	1.94	2.05	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.76	0.11	(e)	2.57	2.68	(0.11)	(0.53)	(0.64)
Year Ended June 30, 2016	14.75	0.12	(e)	(0.30)	(0.18)	(0.11)	(0.70)	(0.81)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)

Class C
Six Months Ended December 31, 2019 (Unaudited)	15.31	0.01	(e)	1.60	1.61	(0.02)	(1.46)	(1.48)
Year Ended June 30, 2019	15.99	0.04	(e)	1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03	(e)	1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04	(e)	2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05	(e)	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)

Class I
Six Months Ended December 31, 2019 (Unaudited)	15.91	0.07	(e)	1.67	1.74	(0.08)	(1.46)	(1.54)
Year Ended June 30, 2019	16.51	0.16	(e)	1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15	(e)	1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14	(e)	2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13	(e)	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)

Class L
Six Months Ended December 31, 2019 (Unaudited)	15.93	0.08	(e)	1.68	1.76	(0.09)	(1.46)	(1.55)
Year Ended June 30, 2019	16.53	0.18	(e)	1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17	(e)	1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16	(e)	2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16	(e)	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	15.70	0.03	(e)	1.64	1.67	(0.04)	(1.46)	(1.50)
Year Ended June 30, 2019	16.34	0.08	(e)	1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07	(e)	1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07	(e)	2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08	(e)	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	15.80	0.05	(e)	1.66	1.71	(0.06)	(1.46)	(1.52)
Year Ended June 30, 2019	16.43	0.12	(e)	1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11	(e)	1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (f) through June 30, 2017	14.11	0.08	(e)	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	15.89	0.07	(e)	1.66	1.73	(0.08)	(1.46)	(1.54)
Year Ended June 30, 2019	16.50	0.17	(e)	1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16	(e)	1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (f) through June 30, 2017	14.15	0.13	(e)	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	15.94	0.08	(e)	1.67	1.75	(0.09)	(1.46)	(1.55)
Year Ended June 30, 2019	16.54	0.19	(e)	1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18	(e)	1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17	(e)	2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18	(e)	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	15.97	0.09	(e)	1.68	1.77	(0.10)	(1.46)	(1.56)
Year Ended June 30, 2019	16.56	0.20	(e)	1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19	(e)	1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18	(e)	2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18	(e)	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.05	11.02%	$1,786,452	0.94%	0.63%	0.99%	37%
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97
15.80	19.86	1,371,821	0.94	0.75	1.10	86
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83
14.75	8.70	1,399,208	0.95	0.92	1.10	79

15.44	10.75	292,353	1.44	0.13	1.49	37
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83
14.40	8.15	253,608	1.45	0.41	1.57	79

16.11	11.17	1,042,532	0.69	0.88	0.74	37
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83
14.78	8.92	2,375,538	0.77	1.08	0.79	79

16.14	11.29	1,497,427	0.55	1.01	0.59	37
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83
14.79	9.01	4,932,896	0.62	1.25	0.66	79

15.87	10.86	231,835	1.19	0.38	1.24	37
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83
14.66	8.45	178,272	1.20	0.67	1.41	79

15.99	11.05	118,363	0.94	0.64	0.99	37
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

16.08	11.12	23,449	0.69	0.88	0.74	37
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

16.14	11.23	857,446	0.54	1.03	0.58	37
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83
14.80	9.13	496,102	0.57	1.30	0.62	79

16.18	11.32	9,823,380	0.44	1.14	0.48	37
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83
14.82	9.17	2,976,379	0.51	1.35	0.52	79

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$27.51	$0.01	(f)	$2.37	$2.38	$(0.03)	$(5.59)	$(5.62)
Year Ended June 30, 2019	30.10	0.05	(f)	1.53	1.58	(0.05)	(4.12)	(4.17)
Year Ended June 30, 2018	30.35	—	(f)(g)	3.87	3.87	—	(4.12)	(4.12)
Year Ended June 30, 2017	26.06	—	(f)(g)	5.54	5.54	(0.01)	(1.24)	(1.25)
Year Ended June 30, 2016	29.81	0.04	(f)	(1.37)	(1.33)	— (g)	(2.42)	(2.42)
Year Ended June 30, 2015	29.50	0.06		2.49	2.55	(0.11)	(2.13)	(2.24)

Class C
Six Months Ended December 31, 2019 (Unaudited)	25.88	(0.05	)(f)	2.20	2.15	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08	)(f)	1.43	1.35	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15	)(f)	3.71	3.56	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14	)(f)	5.36	5.22	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.07	(0.10	)(f)	(1.32)	(1.42)	—	(2.42)	(2.42)
Year Ended June 30, 2015	28.85	(0.09)		2.44	2.35	—	(2.13)	(2.13)

Class I
Six Months Ended December 31, 2019 (Unaudited)	27.94	0.04	(f)	2.41	2.45	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	(f)	1.54	1.67	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	(f)	3.92	4.00	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	(f)	5.59	5.67	(0.09)	(1.24)	(1.33)
Year Ended June 30, 2016	30.07	0.10	(f)	(1.37)	(1.27)	(0.06)	(2.42)	(2.48)
Year Ended June 30, 2015	29.74	0.13		2.52	2.65	(0.19)	(2.13)	(2.32)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	26.62	(0.03	)(f)	2.28	2.25	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04	)(f)	1.47	1.43	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09	)(f)	3.78	3.69	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07	)(f)	5.44	5.37	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.40	(0.03	)(f)	(1.34)	(1.37)	—	(2.42)	(2.42)
Year Ended June 30, 2015	29.14	(0.01)		2.46	2.45	(0.06)	(2.13)	(2.19)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	28.08	0.05	(f)	2.42	2.47	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	(f)	1.55	1.69	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	(f)	3.93	4.04	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	(f)	5.62	5.75	(0.14)	(1.24)	(1.38)
Year Ended June 30, 2016	30.21	0.18	(f)	(1.40)	(1.22)	(0.13)	(2.42)	(2.55)
Year Ended June 30, 2015	29.86	0.18		2.55	2.73	(0.25)	(2.13)	(2.38)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	28.07	0.06	(f)	2.41	2.47	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	(f)	1.56	1.73	(0.17)	(4.12)	(4.29)
November 1, 2017 (i) through June 30, 2018	32.99	0.09	(f)	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(e)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.10% and 1.27% for the six months ended December 31, 2019, 1.09% and 1.34% for the year ended June 30, 2019, 1.15% and 1.40% for the year ended June 30, 2018, 1.25% and 1.43% for the year ended June 30, 2017, 1.26% and 1.49% for the year ended June 30, 2016 and 1.30% and 1.66% for the year ended June 30, 2015; for Class C are 1.60% and 1.77% for the six months ended December 31, 2019, 1.60% and 1.85% for the year ended June 30, 2019, 1.65% and 1.90% for the year ended June 30, 2018, 1.75% and 1.94% for the year ended June 30, 2017, 1.76% and 2.00% for the year ended June 30, 2016 and 1.80% and 2.15% for the year ended June 30, 2015; for Class I are 0.85% and 1.01% for the six months ended December 31, 2019, 0.85% and 1.09% for the year ended June 30, 2019, 0.90% and 1.15% for the year ended June 30, 2018, 0.98% and 1.16% for the year ended June 30, 2017, 1.00% and 1.21% for the year ended June 30, 2016 and 1.05% and 1.38% for the year ended June 30, 2015; for Class R2 are 1.45% and 1.54% for the six months ended December 31, 2019, 1.45% and 1.63% for the year ended June 30, 2019, 1.47% and 1.67% for the year ended June 30, 2018, 1.50% and 1.76% for the year ended June 30, 2017, 1.51% and 1.84% for the year ended June 30, 2016 and 1.55% and 1.97% for the year ended June 30, 2015; for Class R5 are 0.80% and 0.86% for the six months ended December 31, 2019, 0.80% and 0.94% for the year ended June 30, 2019, 0.79% and 1.00% for the year ended June 30, 2018, 0.80% and 0.96% for the year ended June 30, 2017, 0.80% and 0.97% for the year ended June 30, 2016 and 0.85% and 1.17% for the year ended June 30, 2015; for Class R6 are 0.70% and 0.76% for the six months ended December 31, 2019, 0.70% and 0.85% for the year ended June 30, 2019 and 0.70% and 0.90% for the period ended June 30, 2018, respectively.

(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)	Portfolio turnover rate (including securities sold short) (b)

$24.27	10.26%	$455,766	1.89%	0.08%	2.06%	37%	58%
27.51	6.84	678,071	1.91	0.22	2.16	98	148
30.10	13.16	772,656	2.01	0.01	2.26	110	161
30.35	21.64	791,067	2.20	0.00 (h)	2.39	94	131
26.06	(4.52)	890,217	2.21	0.14	2.44	88	127
29.81	9.05	943,586	2.33	0.18	2.69	94	127

22.44	9.98	87,987	2.39	(0.43)	2.56	37	58
25.88	6.31	108,332	2.42	(0.29)	2.67	98	148
28.65	12.58	158,677	2.50	(0.50)	2.75	110	161
29.21	21.05	201,031	2.70	(0.50)	2.89	94	131
25.23	(4.98)	212,879	2.71	(0.37)	2.95	88	127
29.07	8.51	263,257	2.83	(0.31)	3.18	94	127

24.70	10.41	3,093,045	1.64	0.28	1.80	37	58
27.94	7.11	4,740,691	1.67	0.46	1.91	98	148
30.51	13.46	6,169,553	1.75	0.27	2.00	110	161
30.66	21.95	8,075,047	1.94	0.27	2.12	94	131
26.32	(4.28)	8,175,603	1.95	0.38	2.16	88	127
30.07	9.32	10,354,676	2.08	0.45	2.41	94	127

23.28	10.09	5,524	2.24	(0.26)	2.33	37	58
26.62	6.45	5,304	2.27	(0.14)	2.45	98	148
29.31	12.81	6,528	2.31	(0.30)	2.52	110	161
29.74	21.33	6,207	2.45	(0.24)	2.71	94	131
25.61	(4.74)	5,987	2.46	(0.11)	2.79	88	127
29.40	8.79	5,821	2.58	(0.05)	3.00	94	127

24.85	10.44	85,829	1.59	0.38	1.65	37	58
28.08	7.14	99,113	1.62	0.51	1.76	98	148
30.65	13.57	126,084	1.65	0.37	1.85	110	161
30.81	22.18	168,526	1.76	0.47	1.92	94	131
26.44	(4.07)	591,379	1.75	0.73	1.92	88	127
30.21	9.54	301,894	1.88	0.65	2.20	94	127

24.81	10.45	706,235	1.49	0.47	1.55	37	58
28.07	7.30	787,497	1.52	0.59	1.67	98	148
30.63	6.10	1,795,125	1.54	0.44	1.74	110	161

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$27.38	$0.16	$2.54	$2.70	$(0.19)	$(2.70)	$—	$(2.89)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	—	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	—	(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)
Year Ended June 30, 2015	23.73	0.20	1.85	2.05	(0.19)	(1.60)	—	(1.79)

Class I
Six Months Ended December 31, 2019 (Unaudited)	27.65	0.20	2.56	2.76	(0.22)	(2.70)	—	(2.92)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	—	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)
Year Ended June 30, 2015	23.88	0.26	1.87	2.13	(0.23)	(1.60)	—	(1.83)

Class L
Six Months Ended December 31, 2019 (Unaudited)	27.61	0.20	2.55	2.75	(0.22)	(2.70)	—	(2.92)
Year Ended June 30, 2019	28.57	0.41	1.97	2.38	(0.41)	(2.93)	—	(3.34)
Year Ended June 30, 2018	25.58	0.38	2.98	3.36	(0.37)	—	—	(0.37)
Year Ended June 30, 2017	21.89	0.35	3.75	4.10	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	—	(1.28)
Year Ended June 30, 2015	23.85	0.29	1.89	2.18	(0.28)	(1.60)	—	(1.88)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	27.62	0.21	2.57	2.78	(0.24)	(2.70)	—	(2.94)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	—	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)
Year Ended June 30, 2015	23.85	0.32	1.89	2.21	(0.30)	(1.60)	—	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$27.19	11.14%	$202,118	0.60%	1.20%	0.86%	26%
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45
25.40	18.52	422,719	0.69	1.19	0.96	40
21.74	(4.30)	497,934	0.85	1.20	1.02	122
23.99	9.04	483,296	0.85	0.84	0.97	144

27.49	11.27	228,045	0.35	1.45	0.59	26
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122
24.18	9.34	260,618	0.60	1.09	0.64	144

27.44	11.25	413,326	0.35	1.44	0.44	26
27.61	9.66	422,351	0.35	1.50	0.44	42
28.57	13.20	476,809	0.35	1.38	0.44	45
25.58	18.86	835,535	0.40	1.47	0.49	40
21.89	(3.94)	824,559	0.45	1.59	0.50	122
24.15	9.53	796,919	0.45	1.21	0.51	144

27.46	11.34	3,545,425	0.25	1.54	0.34	26
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122
24.16	9.67	6,205,582	0.35	1.33	0.36	144

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6(1)	JPM I	Non-Diversified(5)
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund(2)	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Growth and Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3(3), Class R4(3), Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A(4), Class I, Class L and Class R6	JPM I	Diversified

(1)	Class R6 commenced operations on October 1, 2018 for JPMorgan Equity Focus Fund.
(2)	Equity Premium Income Fund commenced operations on August 31, 2018.
(3)	Class R3 and Class R4 commenced operations on October 1, 2018 for JPMorgan Large Cap Value Fund.
(4)	Class A Shares are publicly offered on a limited basis for JPMorgan U.S. Research Enhanced Equity Fund.
(5)	Effective February 12, 2020, JPMorgan Equity Focus Fund is classified as a diversified fund.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.

The investment objective of JPMorgan Growth and Income Fund (“Growth and Income Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

Class L Shares for U.S. Equity Fund and Class A and Class L Shares for U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Class C Shares automatically convert

104	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

to Class A Shares after ten years. All classes of shares have equal rights to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

Class A Shares for the U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$103,278	$—	$—	$103,278

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$31,470,056	$—	$—	$31,470,056

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$97,808	$18,021	$—	$115,829

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$775,747	$—	$—	$775,747

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,928,482	$—	$—	$6,928,482

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,066	$—	$—	$1,066

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	$(69,680)	$—	$—	$(69,680)
Put Options Written	(11,440)	—	—	(11,440)

Total Depreciation in Other Financial Instruments	$(81,120)	$—	$—	$(81,120)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,091,747	$—	$—	$18,091,747

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,639,314	$—	$—	$1,639,314

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,754,065	$—	$—	$15,754,065

Appreciation in Other Financial Instruments
Futures Contracts (a)	$238	$—	$—	$238

106	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,562,000	$—	$—	$5,562,000

Total Liabilities for Securities Sold Short (a)	$(1,110,522)	$—	$—	$(1,110,522)

Appreciation in Other Financial Instruments
Futures Contracts (a)	$51	$—	$—	$51

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,387,490	$—	$—	$4,387,490

Appreciation in Other Financial Instruments
Futures Contracts (a)	$786	$—	$—	$786

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs.
(b)

All portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of Equity-Linked Notes, Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers into or out of level 3 for the six months ended December 31, 2019.

B. Futures Contracts — Hedged Equity Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2019 (amounts in thousands):

	Hedged Equity Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund
Futures Contracts — Equity:
Average Notional Balance Long	$99,610	$49,705	$25,619	$43,694
Ending Notional Balance Long	39,915	12,928	19,392	31,997

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Fund is considered restricted.

The table below discloses the volume of the Fund’s options contracts activity during the six months ended December 31, 2019:

Exchange-Traded Options:
Average Number of Contracts Purchased	19,362
Average Number of Contracts Written	38,723
Ending Number of Contracts Purchased	20,800
Ending Number of Contracts Written	41,600

D. Short Sales — The U.S. Large Cap Core Plus Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net

108	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2019, the Fund had outstanding short sales as listed on the SOI.

E. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Large Cap Growth Fund	$426,730	$(426,730)	$—
Large Cap Value Fund	19,448	(19,448)	—
U.S. Equity Fund	41,689	(41,689)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. For the six months ended December 31, 2019, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Equity Focus Fund	$—	(a)
Growth and Income Fund	—	(a)
Large Cap Growth Fund	37
Large Cap Value Fund	2
U.S. Equity Fund	5

(a)	Amount rounds to less than one thousand.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statements of Operations as Income from securities lending (net).

Equity Focus Fund and Growth and Income Fund did not have any securities out on loan at December 31, 2019. Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund did not lend out any securities during the six months ended December 31, 2019.

F. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Equity Focus Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$2,779	$12,758	$14,647	$—	(c)	$—	(c)	$890	890	$27		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	2,024	2,024	—		—		—	—	—	(c)	—

Total	$2,779	$14,782	$16,671	$—	(c)	$—	(c)	$890		$27		$—

Equity Income Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$1,052,315	$6,559,879	$6,790,822	$(25)	$(86)	$821,261	821,015	$9,387	$—

Equity Premium Income Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$—	$68,510	$65,495	$—	(c)	$—	(c)	$3,015	3,014	$6	$—

Growth and Income Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$20,398	$79,059	$84,963	$(1)	$(1)	$14,492	14,488	$177		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	5,048	5,048	—	—	—	—	—	(c)*	—

Total	$20,398	$84,107	$90,011	$(1)	$(1)	$14,492		$177		$—

110	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

Hedged Equity Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.47% (a)(b)	$232,451	$1,291,723	$1,314,707	$—	$—	$209,467	209,467	$1,121	$—

Large Cap Growth Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$177,684	$3,039,635	$2,663,392	$(62)	$(7)	$553,858	553,692	$4,453		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a)(b)	406,108	1,323,000	1,339,000	(10)*	(36)	390,062	390,024	4,914	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a)(b)	96,965	948,685	999,138	—	—	46,512	46,512	782	*	—

Total	$680,757	$5,311,320	$5,001,530	$(72)	$(43)	$990,432		$10,149		$—

Large Cap Value Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$11,520	$496,544	$479,198	$2		$(1)	$28,867	28,859	$336		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a)(b)	—	57,200	44,000	1	*	—	13,201	13,200	67	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a)(b)	—	103,250	96,507	—		—	6,743	6,743	56	*	—

Total	$11,520	$656,994	$619,705	$3		$(1)	$48,811		$459		$—

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

U.S. Equity Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$88,792	$2,651,830	$2,641,362	$(45)	$(8)	$99,207	99,177	$1,432		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a)(b)	13,017	460,301	443,300	(6)*	— (c)	30,012	30,009	470	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a)(b)	3,902	268,461	260,209	—	—	12,154	12,154	118	*	—

Total	$105,711	$3,380,592	$3,344,871	$(51)	$(8)	$141,373		$2,020		$—

U.S. Large Cap Core Plus Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$78,086	$2,211,175	$2,252,763	$(1)	$(2)	$36,495	36,484	$830	$—

U.S. Research Enhanced Equity Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$39,677	$727,293	$731,893	$(3)	$(4)	$35,070	35,059	$498	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

G. Equity-Linked Notes — The Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publically listed or traded on an exchanged. ELNS are valued daily, under procedures adopted by the Board of JPM IV, based upon values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund records a realized gain or loss when ELN is sold or matures.

As of December 31, 2019, the Fund had outstanding ELNs as listed on the SOI.

H. Offering and Organizational Costs — Total offering costs of approximately $27,000 incurred in connection with the offering of shares of the Equity Premium Income Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, are recorded as an expense at the time the Fund commenced operations. For the six months ended December 31, 2019, total offering costs amortized were approximately $5,000.

112	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2019 are as follows (amounts in thousands):

	Class A		Class C		Class I		Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1		$—	(a)	$2		n/a	n/a	n/a		n/a		n/a		$—	(a)	$3
Equity Income Fund
Transfer agency fees	234		48		57		n/a	$7	$2		$1		$15		72		436
Equity Premium Income Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	n/a	n/a	n/a		n/a		—	(a)	—	(a)	—	(a)
Growth and Income Fund
Transfer agency fees	104		1		3		n/a	1	—	(a)	—	(a)	—	(a)	—	(a)	109
Hedged Equity Fund
Transfer agency fees	8		7		22		n/a	n/a	n/a		n/a		—	(a)	5		42
Large Cap Growth Fund
Transfer agency fees	183		12		37		n/a	5	1		—	(a)	9		41		288
Large Cap Value Fund
Transfer agency fees	35		2		4		n/a	3	—	(a)	—	(a)	1		17		62
U.S. Equity Fund
Transfer agency fees	59		9		18		$84	4	2		—	(a)	5		45		226
U.S. Large Cap Core Plus Fund
Transfer agency fees	19		4		36		n/a	1	n/a		n/a		—	(a)	4		64
U.S. Research Enhanced Equity Fund
Transfer agency fees	15		n/a		4		5	n/a	n/a		n/a		n/a		23		47

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, except for Equity Focus Fund, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund and Equity Premium Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.50	%(1)
Equity Income Fund	0.40
Equity Premium Income Fund	0.25
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.45	(1)
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	0.65	(1)
U.S. Research Enhanced Equity Fund	0.25

(1)

Prior to August 1, 2019, the investment advisory fee for Equity Focus Fund, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund was accrued daily and paid monthly at an annual rate of 0.60%, 0.50% and 0.70%, respectively, of each Fund’s daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2019, the effective annualized rate for Equity Focus Fund, Equity Income Fund, Equity Premium Income Fund, Growth and Income Fund, Hedged Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund was 0.08%, 0.05%, 0.08%, 0.08%, 0.08%, 0.07%, 0.08%, 0.07%, 0.08% and 0.08%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Growth and Income Fund	0.25	0.75	0.50	0.25
Hedged Equity Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a

114	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Equity Focus Fund	$2		$—
Equity Income Fund	428		1
Equity Premium Income Fund	1		—
Growth and Income Fund	9		—	(a)
Hedged Equity Fund	109		1
Large Cap Growth Fund	226		—	(a)
Large Cap Value Fund	3		—
U.S. Equity Fund	32		—
U.S. Large Cap Core Plus Fund	5		—
U.S. Research Enhanced Equity Fund	—	(a)	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	0.10	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L		Class R2		Class R3		Class R4		Class R5		Class R6
Equity Focus Fund	1.10%		1.60%		0.85%		n/a		n/a		n/a		n/a		n/a		0.60%
Equity Income Fund	n/a	(1)	n/a	(1)	n/a	(1)	n/a		n/a	(1)	n/a	(1)	n/a	(1)	n/a	(1)	n/a	(1)
Equity Premium Income Fund	0.85		1.35		0.60		n/a		n/a		n/a		n/a		0.45%		0.35
Growth and Income Fund	0.94		1.44		0.69		n/a		1.19%		0.94%		0.69%		0.54		0.44
Hedged Equity Fund	0.85		1.35		0.60		n/a		n/a		n/a		n/a		0.45		0.35
Large Cap Growth Fund	0.94		1.44		0.69		n/a		1.19		0.94		0.69		0.54		0.44
Large Cap Value Fund	0.93		1.44		0.69		n/a		1.19		0.94		0.69		0.54		0.44
U.S. Equity Fund	0.94		1.44		0.69		0.61%		1.19		0.94		0.69		0.54		0.44
U.S. Large Cap Core Plus Fund	1.10		1.60		0.85		n/a		1.45		n/a		n/a		0.80		0.70
U.S. Research Enhanced Equity Fund	0.60		n/a		0.35		n/a	(2)	n/a		n/a		n/a		n/a		0.25

(1)

Effective November 1, 2019, the contractual expense limitation for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.04%, 1.54%, 0.79%, 1.29%, 1.04%, 0.79%, 0.59% and 0.54% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

(2)	Effective November 1, 2019, the contractual expense limitation for Class L Shares expired. Prior to November 1, 2019, the contractual expense limitation was 0.45% for Class L Shares.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2019 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2020.

For the six months ended December 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursements
Equity Focus Fund	$72	$40	$2		$114	$—
Equity Income Fund	12	—	—		12	—
Equity Premium Income Fund	90	29	—	(a)	119	58
Growth and Income Fund	176	117	107		400	1
Hedged Equity Fund	—	—	5		5	—
Large Cap Growth Fund	4,826	3,214	201		8,241	—
Large Cap Value Fund	332	221	53		606	11
U.S. Equity Fund	1,823	1,213	97		3,133	45
U.S. Large Cap Core Plus Fund	853	567	2,156		3,576	2
U.S. Research Enhanced Equity Fund	1,302	869	339		2,510	23

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

116	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2019 were as follows (amounts in thousands):

Equity Focus Fund	$2
Equity Income Fund	630
Equity Premium Income Fund	1
Growth and Income Fund	11
Hedged Equity Fund	128
Large Cap Growth Fund	245
Large Cap Value Fund	22
U.S. Equity Fund	108
U.S. Large Cap Core Plus Fund	53
U.S. Research Enhanced Equity Fund	34

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2019, the Hedged Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2019, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$18,562	$29,096	$—	$—
Equity Income Fund	8,076,326	2,312,815	—	—
Equity Premium Income Fund	84,383	39,534	—	—
Growth and Income Fund	101,871	47,838	—	—
Hedged Equity Fund	2,307,939	1,272,696	—	—
Large Cap Growth Fund	4,313,732	4,397,132	—	—
Large Cap Value Fund	1,119,026	1,071,151	—	—
U.S. Equity Fund	5,410,320	5,599,929	—	—
U.S. Large Cap Core Plus Fund	2,312,610	5,114,301	893,450	1,310,316
U.S. Research Enhanced Equity Fund	1,255,607	1,776,134	—	—

During the six months ended December 31, 2019, there were no purchases or sales of U.S. Government securities.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$70,011	$33,442	$175	$33,267
Equity Income Fund	23,619,695	7,970,279	119,918	7,850,361
Equity Premium Income Fund	108,076	8,698	945	7,753
Growth and Income Fund	498,438	280,810	3,501	277,309
Hedged Equity Fund	5,648,196	1,227,229	26,997	1,200,232
Large Cap Growth Fund	11,159,574	6,970,602	38,429	6,932,173
Large Cap Value Fund	1,418,274	234,533	13,493	221,040
U.S. Equity Fund	11,000,112	4,800,706	46,515	4,754,191
U.S. Large Cap Core Plus Fund*	2,360,264	2,154,952	63,687	2,091,265
U.S. Research Enhanced Equity Fund	2,918,122	1,492,112	21,958	1,470,154

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

As of June 30, 2019, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Premium Income Fund	$274	$—
Hedged Equity Fund	30,463	39,552
Large Cap Value Fund	20,829	—

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the Funds deferred to July 1, 2019 the following net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Income Fund	$71,623	$(42,715)
Equity Premium Income Fund	3,158	(7)
Growth and Income Fund	498	—
Hedged Equity Fund	64,453	80,038
Large Cap Growth Fund	123,326	—
Large Cap Value Fund	32,251	(19,678)
U.S. Equity Fund	30,565	—
U.S. Large Cap Core Plus Fund	84,150	—
U.S. Research Enhanced Equity Fund	17,394	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2019.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2019.

118	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	69.6%	1	17.9%
Equity Income Fund	1	11.0	2	24.7
Equity Premium Income Fund	1	48.9	1	27.9
Growth and Income Fund	1	18.1	1	17.2
Hedged Equity Fund	—	—	3	40.2
Large Cap Growth Fund	—	—	1	20.3
Large Cap Value Fund	2	27.8	1	10.6
U.S. Equity Fund	—	—	1	11.7
U.S. Large Cap Core Plus Fund	1	16.9	1	40.8
U.S. Research Enhanced Equity Fund	1	11.4	1	15.7

As of December 31, 2019, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	37.9%	n/a
U.S. Equity Fund	n/a	29.8%
U.S. Research Enhanced Equity Fund	n/a	41.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

8. Redemptions in-kind

On February 28, 2019, certain shareholders sold Class R6 Shares of Equity Income Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
Equity Income Fund	$54,694	*	$27,965	Redemption in-kind

*	This amount includes cash of approximately $2,919,000 associated with the redemption in-kind.

On October 21, 2019, certain shareholders sold Class R6 Shares of U.S. Research Enhanced Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
U.S. Research Enhanced Equity Fund	$1,336,709	*	$545,813	Redemption in-kind

*	This amount includes cash of approximately $17,300,000 associated with the redemption in-kind.

9. Subscription in-kind

On July 29, 2019, certain shareholders purchased Class R6 Shares of U.S. Equity Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

	Value	Type
U.S. Equity Fund	$45,414	Subscription in-kind

10. Subsequent Event

At a meeting held on February 11, 2020, the Board of JPM I approved the conversion of the U.S. Research Enhanced Equity Fund’s Class L Shares into the U.S. Research Enhanced Equity Fund’s Class I Shares. Beginning July 3, 2020, Class L Shares of U.S. Research Enhanced Equity Fund will no longer be available for purchase. In connection with this share class conversion, effective July 3, 2020, the contractual expense waivers in effect for Class I Shares of the U.S. Research Enhanced Equity Fund will be extended such that they will remain in effect through July 2, 2022, at which time it will be determined whether such waivers will be renewed or revised.

120	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual	$1,000.00	$1,093.00	$5.79	1.10%
Hypothetical	1,000.00	1,019.61	5.58	1.10
Class C
Actual	1,000.00	1,090.00	8.41	1.60
Hypothetical	1,000.00	1,017.09	8.11	1.60
Class I
Actual	1,000.00	1,094.50	4.48	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class R6
Actual	1,000.00	1,095.50	3.16	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60

JPMorgan Equity Income Fund
Class A
Actual	1,000.00	1,091.50	5.15	0.98
Hypothetical	1,000.00	1,020.21	4.98	0.98
Class C
Actual	1,000.00	1,088.40	7.72	1.47
Hypothetical	1,000.00	1,017.75	7.46	1.47
Class I
Actual	1,000.00	1,093.50	3.74	0.71
Hypothetical	1,000.00	1,021.57	3.61	0.71
Class R2
Actual	1,000.00	1,090.00	6.46	1.23
Hypothetical	1,000.00	1,018.95	6.24	1.23

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R3
Actual	$1,000.00	$1,091.70	$5.10	0.97%
Hypothetical	1,000.00	1,020.26	4.93	0.97
Class R4
Actual	1,000.00	1,093.00	3.79	0.72
Hypothetical	1,000.00	1,021.52	3.66	0.72
Class R5
Actual	1,000.00	1,093.60	2.95	0.56
Hypothetical	1,000.00	1,022.32	2.85	0.56
Class R6
Actual	1,000.00	1,094.80	2.42	0.46
Hypothetical	1,000.00	1,022.82	2.34	0.46

JPMorgan Equity Premium Income Fund
Class A
Actual	1,000.00	1,059.40	4.40	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class C
Actual	1,000.00	1,056.60	6.98	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35
Class I
Actual	1,000.00	1,060.40	3.11	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R5
Actual	1,000.00	1,061.20	2.33	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class R6
Actual	1,000.00	1,061.70	1.81	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35

JPMorgan Growth and Income Fund
Class A
Actual	1,000.00	1,110.20	4.99	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class C
Actual	1,000.00	1,107.40	7.63	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class I
Actual	1,000.00	1,111.70	3.66	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R2
Actual	1,000.00	1,108.70	6.31	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R3
Actual	1,000.00	1,110.20	4.99	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,111.50	3.66	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R5
Actual	1,000.00	1,112.40	2.87	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,112.90	2.34	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

122	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Hedged Equity Fund
Class A
Actual	$1,000.00	$1,052.70	$4.39	0.85%
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class C
Actual	1,000.00	1,050.40	6.96	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35
Class I
Actual	1,000.00	1,054.20	3.05	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R5
Actual	1,000.00	1,054.80	2.32	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class R6
Actual	1,000.00	1,055.40	1.76	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34

JPMorgan Large Cap Growth Fund
Class A
Actual	1,000.00	1,082.10	4.92	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class C
Actual	1,000.00	1,079.40	7.53	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class I
Actual	1,000.00	1,083.30	3.61	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R2
Actual	1,000.00	1,080.80	6.22	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R3
Actual	1,000.00	1,082.10	4.92	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,083.50	3.61	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R5
Actual	1,000.00	1,084.00	2.83	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,084.70	2.31	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

JPMorgan Large Cap Value Fund
Class A
Actual	1,000.00	1,106.00	4.92	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93
Class C
Actual	1,000.00	1,103.60	7.61	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class I
Actual	1,000.00	1,107.90	3.66	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R2
Actual	1,000.00	1,104.90	6.30	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	123

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Value Fund (continued)
Class R3
Actual	$1,000.00	$1,106.70	$4.98	0.94%
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,108.00	3.66	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R5
Actual	1,000.00	1,108.30	2.86	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,109.60	2.33	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	1,110.20	4.99	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class C
Actual	1,000.00	1,107.50	7.63	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class I
Actual	1,000.00	1,111.70	3.66	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class L
Actual	1,000.00	1,112.90	2.92	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Class R2
Actual	1,000.00	1,108.60	6.31	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R3
Actual	1,000.00	1,110.50	4.99	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,111.20	3.66	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R5
Actual	1,000.00	1,112.30	2.87	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,113.20	2.34	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,102.60	9.99	1.89
Hypothetical	1,000.00	1,015.63	9.58	1.89
Class C
Actual	1,000.00	1,099.80	12.61	2.39
Hypothetical	1,000.00	1,013.12	12.09	2.39
Class I
Actual	1,000.00	1,104.10	8.67	1.64
Hypothetical	1,000.00	1,016.89	8.31	1.64
Class R2
Actual	1,000.00	1,100.90	11.83	2.24
Hypothetical	1,000.00	1,013.88	11.34	2.24

124	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R5
Actual	$1,000.00	$1,104.40	$8.41	1.59%
Hypothetical	1,000.00	1,017.14	8.06	1.59
Class R6
Actual	1,000.00	1,104.50	7.88	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49

JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,111.40	3.18	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class I
Actual	1,000.00	1,112.70	1.86	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Class L
Actual	1,000.00	1,112.50	1.86	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Class R6
Actual	1,000.00	1,113.40	1.33	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	125

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of Funds with at least two years of performance history as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

126	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those J.P. Morgan Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	127

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Equity Focus Fund, Equity Premium Income Fund, Growth and Income Fund, Hedged Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s performance for Class A shares was in the third, second and first quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first, second and third quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Equity Income Fund’s performance for Class A shares was in the first, second and first quintiles based upon the Peer Group, and in the second, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first, second and first quintiles based upon the Peer Group, and in the first quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for the one-year period ended December 31, 2018, and in the first quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted the performance of the Equity Premium Income Fund since its inception on August 31, 2018 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Growth and Income Fund’s performance for Class A shares was in the first quintile based upon the Peer Group, and in the second, second and first

128	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group, and in the second and first quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Hedged Equity Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Peer Group, and in the first quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second, first and second quintiles based upon the Peer Group, and in the first quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group for the one- and three-year periods ended December 31, 2018, and in the first quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Large Cap Growth Fund’s performance for Class A shares was in the third, third and second quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third, second and second quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third and first quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Large Cap Value Fund’s performance for Class A shares was in the fourth, second and first quintiles based upon the Peer Group, and in the fifth, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fifth, first and first quintiles based upon the Peer Group, and in the fifth, second and first quintiles based upon the Universe, for the one, three, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the fifth, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Equity Fund’s performance for Class A shares was in the third, third and second quintiles based upon both the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third, third and second quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the third, third and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance for Class A shares was in the second, second and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Universe for each of the

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	129

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Universe for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s performance for Class A and Class I shares was in the third quintile based upon both the Peer Group and Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for the one-year period ended December 31, 2018, and in the third quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. In addition, for the Equity Focus Fund, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund, the Trustees noted the reduction to the Funds’ contractual advisory fees effective August 1, 2019. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second and first quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Income Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second and first quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Premium Income Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Growth and Income Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for

130	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Groups and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Value Fund’s net advisory fee and actual total expenses for both Class A and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer

Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the first and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for both Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering all of the factors identified above, including a reduction to the Fund’s contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	131

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	SAN-LCE-1219

Semi-Annual Report

J.P. Morgan Funds

December 31, 2019 (Unaudited)

JPMorgan SmartSpendingSM 2050 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

At the end of July 2019, the U.S. Federal Reserve responded to signs of a weakening economy by cutting interest rates for the first time in more than a decade and proceeded to cut rates two more times in 2019. Financial markets responded favorably and the S&P 500 Index reached record highs in late October. Global equity prices were also supported by easing U.S.-China trade tensions, continued growth in corporate profits and accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data, allowing for a strong second half of 2019 for financial markets.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, U.S. elections and a U.S. economy that appears to be in the late stages of a record long expansion. Additionally, the strong equity market returns of the past year may be hard to replicate. On the other hand, we believe leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should benefit financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2019	J.P. MORGAN FUNDS	1

JPMorgan SmartSpendingSM 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.38%
Bloomberg Barclays U.S. Aggregate Index	2.45%
MSCI World Index (net of foreign withholding taxes)	9.14%
JPMorgan SmartSpending 2050 Fund Composite Benchmark	5.14%

Net Assets as of 12/31/2019	$30,791,211

INVESTMENT OBJECTIVE**

The JPMorgan SmartSpending 2050 Fund (the “Fund”) seeks to provide total return consisting of current income and capital appreciation.

HOW DID THE MARKET PERFORM?

Equity markets largely provided positive returns for the reporting period on the back of low interest rates, continued corporate profit growth and an easing of U.S.-China trade tensions. Globally, U.S. equity generally outperformed other equity markets as well as bond markets.

In response to slowing economic growth and continued low inflation, the U.S. Federal Reserve in late July 2019 cut interest rates for the first time in more than a decade. The central bank followed with another cut in mid-September and another at the end of October. Equity investors responded to lower interest rates by driving stock prices higher and by the end of October, leading equity U.S. indexes had reached record highs. Within U.S. large cap stocks, growth stocks mostly outperformed value stocks but within mid cap and small cap stocks, value stocks generally outperformed growth stocks. Equity prices in other developed markets also rose during the reporting period and largely performed in line with emerging markets equity.

Bond markets generally provided positive returns for the second half of 2019, led by U.S. high yield bonds (also known as “junk bonds”) and emerging markets debt. Investment grade U.S. corporate debt provided modest returns while yields on U.S. Treasury bonds fell during the period.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”) and underperformed the MSCI World Index (net of foreign withholding taxes) for the six months ended December 31, 2019. The Fund also underperformed the JPMorgan SmartSpending 2050 Fund Composite Benchmark (the “Composite Benchmark”), 40% MSCI World Index (net of foreign withholding taxes) and 60% Bloomberg Barclays U.S. Aggregate Index, over the same period.

Relative to the Benchmark, which does not include equity securities, the Fund’s allocation to global equity markets was a leading contributor to performance, mostly due to the outperformance of global equity relative to fixed income during the reporting period.

Relative to the MSCI World Index, which does not include debt securities, the Fund’s strategic allocation to fixed income securities and its tactical underweight position in global equity detracted from performance.

Relative to the Composite Benchmark, the Fund’s defensive positioning through reduced exposure to global equity and its increased allocation to fixed income and cash, via the use of short-term money market securities, detracted from relative performance.

HOW WAS THE PORTFOLIO POSITIONED?

The Fund invested in underlying J.P. Morgan Funds and third party exchange-traded funds to implement the Fund managers’ asset allocation decisions. The Fund’s portfolio managers used futures contracts in general to implement tactical asset allocations. The Fund’s portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the Fund’s portfolio. Relative to its Composite Benchmark, the Fund invested in a broader range of asset classes.

PORTFOLIO COMPOSITION BY ASSET CLASS***
Fixed Income	74.2%
U.S. Equity	11.6
International Equity	10.4
Alternative Assets	1.7
U.S. Treasury Obligations	1.0
Short-Term Investments	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 30, 2016
With Sales Charge**		(1.35)%	6.62%	4.37%
Without Sales Charge		3.28	11.67	5.99
CLASS I SHARES	December 30, 2016	3.38	11.85	6.24
CLASS R2 SHARES	December 30, 2016	3.01	11.10	5.54
CLASS R3 SHARES	December 30, 2016	3.19	11.43	5.82
CLASS R4 SHARES	December 30, 2016	3.30	11.68	6.08
CLASS R5 SHARES	December 30, 2016	3.38	11.84	6.23
CLASS R6 SHARES	December 30, 2016	3.41	11.94	6.33

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.

LIFE OF FUND PERFORMANCE (12/30/16 to 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 30, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartSpendingSM 2050 Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the SmartSpending 2050 Composite Benchmark from December 30, 2016 to December 31, 2019. The performance of the Fund may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index representing SEC-registered taxable and dollar denominated securities. It covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a broad measure of the performance of developed countries’ equity markets. The JPMorgan SmartSpending 2050 Composite Benchmark is a composite benchmark of unmanaged indexes that includes 40% MSCI World Index (net of foreign withholding taxes) and 60% Bloomberg Barclays U.S. Aggregate Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	3

JPMorgan SmartSpendingSM 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)

Investment Companies — 72.1%

Fixed Income — 55.5%

JPMorgan Core Bond Fund Class R6 Shares (a)	536,588	6,353,198

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	127,925	1,048,985

JPMorgan High Yield Fund Class R6 Shares (a)	304,203	2,211,554

JPMorgan Income Fund Class R6 Shares (a)	228,200	2,197,565

JPMorgan Managed Income Fund Class L Shares (a)	169,216	1,698,928

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	370,477	3,560,284

Total Fixed Income		17,070,514

International Equity — 6.3%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	21,059	687,996

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	68,690	1,262,531

Total International Equity		1,950,527

U.S. Equity — 10.3%

JPMorgan Equity Income Fund Class R6 Shares (a)	43,994	855,235

JPMorgan Equity Index Fund Class R6 Shares (a)	29,357	1,444,354

JPMorgan U.S. Equity Fund Class R6 Shares (a)	52,923	856,291

Total U.S. Equity		3,155,880

Total Investment Companies (Cost $21,327,688)		22,176,921

Exchange-Traded Funds — 25.5%

Alternative Assets — 1.7%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	5,790	513,747

Fixed Income — 18.5%

iShares Core U.S. Aggregate Bond ETF	24,556	2,759,358

iShares TIPS Bond ETF	25,243	2,942,576

Total Fixed Income		5,701,934

International Equity — 4.0%

iShares Core MSCI EAFE ETF	19,099	1,246,019

U.S. Equity — 1.3%

iShares Russell 2000 ETF	884	146,452

iShares Russell Mid-Cap ETF	4,161	248,079

Total U.S. Equity		394,531

Total Exchange-Traded Funds (Cost $7,601,419)		7,856,231

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 1.0%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $306,863)	307,000	307,081

	SHARES
Short-Term Investments — 1.0%

Investment Companies — 1.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $321,973)	321,973	321,973

Total Investments — 99.6% (Cost $29,557,943)		30,662,206
Other Assets Less Liabilities — 0.4%		129,005

NET ASSETS — 100.0%		30,791,211

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN FUNDS	DECEMBER 31, 2019

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P/TSX 60 Index	6	03/2020	CAD	934,735	(1,289)

SPI 200 Index	1	03/2020	AUD	115,950	(3,426)

U.S. Treasury 10 Year Note	25	03/2020	USD	3,206,250	(28,274)

					(32,989)

Short Contracts

Australia 10 Year Bond	(5)	03/2020	AUD	(501,604)	9,121

Canada 10 Year Bond	(3)	03/2020	CAD	(317,454)	3,936

EURO STOXX 50 Index	(22)	03/2020	EUR	(921,116)	2,484

Euro-Bund	(3)	03/2020	EUR	(573,716)	5,463

Long Gilt	(6)	03/2020	GBP	(1,044,156)	4,666

TOPIX Index	(4)	03/2020	JPY	(628,714)	9,677

					35,347

					2,358

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	5

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited)

JPMorgan SmartSpendingSM 2050 Fund
ASSETS:
Investments in non-affiliates, at value	$7,649,565
Investments in affiliates, at value	23,012,641
Receivables:
Investment securities sold	144,942
Interest from non-affiliates	2,570
Dividends from affiliates	13,732
Variation margin on futures contracts	173,118
Due from Adviser	16,775

Total Assets	31,013,343

LIABILITIES:
Payables:
Due to custodian	24,200
Fund shares redeemed	136,803
Accrued liabilities:
Distribution fees	25
Service fees	2,328
Custodian and accounting fees	4,772
Trustees’ and Chief Compliance Officer’s fees	17
Registration fees	20,104
Audit fees	11,400
Printing and mailing costs	20,096
Other	2,387

Total Liabilities	222,132

Net Assets	$30,791,211

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	DECEMBER 31, 2019

JPMorgan SmartSpendingSM 2050 Fund
NET ASSETS:
Paid-in-Capital	$29,562,670
Total distributable earnings (loss)	1,228,541

Total Net Assets	$30,791,211

Net Assets:
Class A	$24,841
Class I	30,647,262
Class R2	23,516
Class R3	23,692
Class R4	23,871
Class R5	23,978
Class R6	24,051

Total	$30,791,211

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,596
Class I	1,968,350
Class R2	1,511
Class R3	1,522
Class R4	1,533
Class R5	1,540
Class R6	1,545

Net Asset Value (a):
Class A — Redemption price per share	$15.57
Class I — Offering and redemption price per share	15.57
Class R2 — Offering and redemption price per share	15.56
Class R3 — Offering and redemption price per share	15.56
Class R4 — Offering and redemption price per share	15.57
Class R5 — Offering and redemption price per share	15.57
Class R6 — Offering and redemption price per share	15.57
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.30

Cost of investments in non-affiliates	$7,408,808
Cost of investments in affiliates	22,149,135

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	7

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

JPMorgan SmartSpendingSM 2050 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$5,162
Dividend income from non-affiliates	74,584
Dividend income from affiliates	412,412

Total investment income	492,158

EXPENSES:
Investment advisory fees	54,228
Administration fees	11,621
Distribution fees:
Class A	31
Class R2	59
Class R3	29
Service fees:
Class A	31
Class I	38,556
Class R2	29
Class R3	29
Class R4	30
Class R5	12
Custodian and accounting fees	12,414
Interest expense to affiliates	105
Professional fees	20,830
Trustees’ and Chief Compliance Officer’s fees	12,638
Printing and mailing costs	13,840
Registration and filing fees	49,427
Transfer agency fees (See Note 2.G.)	177
Other	5,346

Total expenses	219,432

Less fees waived	(89,010)
Less expense reimbursements	(101,861)

Net expenses	28,561

Net investment income (loss)	463,597

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	129,129
Investments in affiliates	530,027
Futures contracts	1,468
Securities sold short	5,089
Foreign currency transactions	4,565

Net realized gain (loss)	670,278

Distributions of capital gains received from investment company affiliates	119,711

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(65,791)
Investments in affiliates	(122,180)
Futures contracts	(38,262)
Foreign currency translations	(2,592)

Change in net unrealized appreciation/depreciation	(228,825)

Net realized/unrealized gains (losses)	561,164

Change in net assets resulting from operations	$1,024,761

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	DECEMBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartSpendingSM 2050 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$463,597	$837,094
Net realized gain (loss)	670,278	245,435
Distributions of capital gains received from investment company affiliates	119,711	196,507
Change in net unrealized appreciation/depreciation	(228,825)	392,689

Change in net assets resulting from operations	1,024,761	1,671,725

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,407)	(975)
Class I	(1,812,109)	(1,387,928)
Class R2	(1,245)	(889)
Class R3	(1,309)	(941)
Class R4	(1,372)	(993)
Class R5	(1,410)	(1,025)
Class R6	(1,436)	(1,046)

Total distributions to shareholders	(1,820,288)	(1,393,797)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,037,727	(182,975)

NET ASSETS:
Change in net assets	242,200	94,953
Beginning of period	30,549,011	30,454,058

End of period	$30,791,211	$30,549,011

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartSpendingSM 2050 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,001	$—
Distributions reinvested	1,407	975

Change in net assets resulting from Class A capital transactions	$2,408	$975

Class I
Proceeds from shares issued	$6,500	$—
Distributions reinvested	1,812,109	1,387,928
Cost of shares redeemed	(790,061)	(1,576,772)

Change in net assets resulting from Class I capital transactions	$1,028,548	$(188,844)

Class R2
Distributions reinvested	$1,245	$889

Change in net assets resulting from Class R2 capital transactions	$1,245	$889

Class R3
Distributions reinvested	$1,308	$941

Change in net assets resulting from Class R3 capital transactions	$1,308	$941

Class R4
Distributions reinvested	$1,372	$993

Change in net assets resulting from Class R4 capital transactions	$1,372	$993

Class R5
Distributions reinvested	$1,410	$1,025

Change in net assets resulting from Class R5 capital transactions	$1,410	$1,025

Class R6
Distributions reinvested	$1,436	$1,046

Change in net assets resulting from Class R6 capital transactions	$1,436	$1,046

Total change in net assets resulting from capital transactions	$1,037,727	$(182,975)

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	DECEMBER 31, 2019

	JPMorgan SmartSpendingSM 2050 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	63	—
Reinvested	89	65

Change in Class A Shares	152	65

Class I
Issued	406	—
Reinvested	114,909	92,616
Redeemed	(48,949)	(100,751)

Change in Class I Shares	66,366	(8,135)

Class R2
Reinvested	79	59

Change in Class R2 Shares	79	59

Class R3
Reinvested	83	63

Change in Class R3 Shares	83	63

Class R4
Reinvested	87	66

Change in Class R4 Shares	87	66

Class R5
Reinvested	89	69

Change in Class R5 Shares	89	69

Class R6
Reinvested	91	70

Change in Class R6 Shares	91	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartSpending 2050 Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$15.97	$0.22	$0.30	$0.52	$(0.42)	$(0.50)	$(0.92)
Year Ended June 30, 2019	15.86	0.39	0.42	0.81	(0.39)	(0.31)	(0.70)
Year Ended June 30, 2018	15.66	0.35	0.26	0.61	(0.24)	(0.17)	(0.41)
December 30, 2016 (i) through June 30, 2017	15.00	0.14	0.64	0.78	(0.12)	—	(0.12)

Class I
Six Months Ended December 31, 2019 (Unaudited)	15.99	0.24	0.29	0.53	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
December 30, 2016 (i) through June 30, 2017	15.00	0.16	0.64	0.80	(0.14)	—	(0.14)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	15.94	0.19	0.28	0.47	(0.35)	(0.50)	(0.85)
Year Ended June 30, 2019	15.83	0.33	0.42	0.75	(0.33)	(0.31)	(0.64)
Year Ended June 30, 2018	15.66	0.29	0.25	0.54	(0.20)	(0.17)	(0.37)
December 30, 2016 (i) through June 30, 2017	15.00	0.11	0.64	0.75	(0.09)	—	(0.09)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	15.96	0.21	0.28	0.49	(0.39)	(0.50)	(0.89)
Year Ended June 30, 2019	15.85	0.37	0.42	0.79	(0.37)	(0.31)	(0.68)
Year Ended June 30, 2018	15.66	0.33	0.25	0.58	(0.22)	(0.17)	(0.39)
December 30, 2016 (i) through June 30, 2017	15.00	0.13	0.64	0.77	(0.11)	—	(0.11)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	15.98	0.23	0.29	0.52	(0.43)	(0.50)	(0.93)
Year Ended June 30, 2019	15.86	0.41	0.43	0.84	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2018	15.66	0.37	0.25	0.62	(0.25)	(0.17)	(0.42)
December 30, 2016 (i) through June 30, 2017	15.00	0.15	0.64	0.79	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	15.99	0.24	0.29	0.53	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
December 30, 2016 (i) through June 30, 2017	15.00	0.16	0.64	0.80	(0.14)	—	(0.14)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	16.00	0.25	0.29	0.54	(0.47)	(0.50)	(0.97)
Year Ended June 30, 2019	15.88	0.45	0.42	0.87	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2018	15.66	0.41	0.25	0.66	(0.27)	(0.17)	(0.44)
December 30, 2016 (i) through June 30, 2017	15.00	0.17	0.64	0.81	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)

Commencing on December 31, 2019, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to December 31, 2019, the Fund did not transact in securities sold short.

(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (excluding securities sold short) (d)(g)	Portfolio turnover rate (including securities sold short) (d)(g)

$15.57	3.28%	$24,841	0.44%		2.75%		1.82%		38%	40%
15.97	5.45	23,058	0.43		2.51		1.71		50	—
15.86	3.90	21,866	0.43	(h)	2.21	(h)	1.70	(h)	30	—
15.66	5.23	21,050	0.45	(h)	1.85	(h)	3.76	(h)	8	—

15.57	3.38	30,647,262	0.18		3.00		1.42		38	40
15.99	5.75	30,410,614	0.19		2.79		1.44		50	—
15.87	4.12	30,322,835	0.19	(h)	2.46	(h)	1.36	(h)	30	—
15.66	5.36	30,794,263	0.19	(h)	2.09	(h)	1.26	(h)	8	—

15.56	3.01	23,516	0.85		2.34		1.99		38	40
15.94	5.05	22,822	0.85		2.13		1.97		50	—
15.83	3.46	21,731	0.85	(h)	1.80	(h)	2.00	(h)	30	—
15.66	5.02	21,009	0.84	(h)	1.44	(h)	4.09	(h)	8	—

15.56	3.12	23,692	0.60		2.59		1.74		38	40
15.96	5.29	22,964	0.60		2.38		1.72		50	—
15.85	3.74	21,813	0.60	(h)	2.05	(h)	1.75	(h)	30	—
15.66	5.15	21,035	0.59	(h)	1.69	(h)	3.82	(h)	8	—

15.57	3.30	23,871	0.34		2.85		1.49		38	40
15.98	5.60	23,108	0.35		2.63		1.47		50	—
15.86	3.96	21,895	0.35	(h)	2.30	(h)	1.50	(h)	30	—
15.66	5.27	21,060	0.35	(h)	1.94	(h)	3.57	(h)	8	—

15.57	3.38	23,978	0.19		3.00		1.34		38	40
15.99	5.74	23,193	0.20		2.78		1.32		50	—
15.87	4.11	21,942	0.21	(h)	2.44	(h)	1.36	(h)	30	—
15.66	5.35	21,076	0.20	(h)	2.09	(h)	3.43	(h)	8	—

15.57	3.41	24,051	0.09		3.09		1.24		38	40
16.00	5.84	23,252	0.10		2.88		1.23		50	—
15.88	4.24	21,976	0.10	(h)	2.55	(h)	1.25	(h)	30	—
15.66	5.40	21,086	0.10	(h)	2.19	(h)	3.33	(h)	8	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan SmartSpendingSM 2050 Fund	Class A, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

The investment objective of the Fund is to seek to provide total return consisting of current income and capital appreciation.

The Fund commenced operations on December 30, 2016.

Class A Shares generally provide for a front-end sales charge. No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

14	J.P. MORGAN FUNDS	DECEMBER 31, 2019

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$30,355,125	$307,081	$—	$30,662,206

Appreciation in Other Financial Instruments
Futures Contracts (a)	$23,186	$12,161	$—	$35,347

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(29,563)	$(3,426)	$—	$(32,989)

(a)

All portfolio holdings designated in level 1 and level 2 are disclosed individually on the SOI. Level 2 consists of foreign futures with equity reference obligations and a U.S. Treasury Note held as initial margin for futures contracts.

There were no transfers into or out of level 3 for the six months ended December 31, 2019.

B. Short Sales — The Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2019, the Fund had no outstanding short sales.

C. Futures Contracts — The Fund used treasury and index futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity or minimize transaction costs. The Fund also buys futures contracts to invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in

DECEMBER 31, 2019	J.P. MORGAN FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2019:

	Average Notional Balance		Ending Notional Balance
Long Futures Contracts:
Equity	$684,361		$1,050,685
Interest Rate	2,511,877		3,206,250

Short Futures Contracts:
Equity	1,224,916		1,549,830
Interest Rate	1,722,352	(a)	2,436,930

(a)	For the period November 1, 2019 through December 31, 2019.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Summary of Derivatives Information — The following table presents the value of derivatives held as of December 31, 2019, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$12,161
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	23,186

Total		$35,347

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(4,715)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(28,274)

Total		$(32,989)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended December 31, 2019, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(56,524)
Interest rate contracts	57,992

Total	$1,468

16	J.P. MORGAN FUNDS	DECEMBER 31, 2019

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$14,747
Interest rate contracts	(53,009)

Total	$(38,262)

The Fund’s derivatives contracts held at December 31, 2019 are not accounted for as hedging instruments under GAAP.

E. Investment Transactions with Affiliates — The Fund invested in Underlying Funds and ETFs which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into the Underlying Funds and ETFs. Reinvestment amounts are included in the purchase cost amounts in the table below.

	For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$544,247	$45,487	$715	$14,272	$513,747	5,790	$6,275	$533
JPMorgan Core Bond Fund Class R6 Shares (a)	6,289,086	170,373	134,436	6,647	21,528	6,353,198	536,588	91,381	30,005
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,243,740	72,140	4,412,490	177,110	(80,500)	—	—	23,624	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	—	714,835	46,256	1,223	18,194	687,996	21,059	6,433	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,019,980	30,328	—	—	(1,323)	1,048,985	127,925	30,328	—
JPMorgan Equity Income Fund Class R6 Shares (a)	—	864,214	77,132	5,244	62,909	855,235	43,994	6,701	9,225
JPMorgan Equity Index Fund Class R6 Shares (a)	1,813,340	203,777	706,091	120,532	12,796	1,444,354	29,357	20,182	2,569
JPMorgan Growth Advantage Fund Class R6 Shares (a)	574,999	—	571,572	166,251	(169,678)	—	—	—	—
JPMorgan High Yield Fund Class R6 Shares (a)	2,768,070	71,963	641,848	(4,365)	17,734	2,211,554	304,203	71,964	—
JPMorgan Income Fund Class R6 Shares (a)	1,227,608	960,554	—	—	9,403	2,197,565	228,200	46,535	539
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	1,069,700	156,538	—	—	36,293	1,262,531	68,690	37,213	—
JPMorgan Managed Income Fund Class L Shares (a)	3,517,759	1,147,015	2,962,125	8,042	(11,763)	1,698,928	169,216	36,961	1,851
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	—	3,567,627	—	—	(7,343)	3,560,284	370,477	26,109	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	938,414	80,545	181,120	19,115	(663)	856,291	52,923	5,556	74,989
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a)(b)	393,354	1,202,533	1,273,914	—	—	321,973	321,973	3,150	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	545,423	—	530,897	29,513	(44,039)	—	—	—	—

Total	$24,401,473	$9,786,689	$11,583,368	$530,027	$(122,180)	$23,012,641		$412,412	$119,711

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to the fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the six months ended December 31, 2019 are as follows:

	Class A	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Transfer agency fees	$14	$118	$9	$9	$9	$9	$9	$177

The Fund invests in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.35% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the six months ended December 31, 2019, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

18	J.P. MORGAN FUNDS	DECEMBER 31, 2019

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class R2 and Class R3 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25%, 0.50% and 0.25% of the average daily net assets of Class A, Class R2 and Class R3 Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2019, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class I	R2 Class	R3 Class	R4 Class	R5 Class
0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Fund, Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses incurred by the Fund and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class I	R2 Class	R3 Class	R4 Class	R5 Class	R6 Class
0.74%	0.49%	1.15%	0.90%	0.65%	0.50%	0.40%

The expense limitation agreement was in effect for the six months ended December 31, 2019 and is in place until at least October 31, 2020.

For the six months ended December 31, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursement
$54,228	$11,621	$23,161	$89,010	$101,861

The Underlying Funds and ETFs may impose separate advisory and servicing fees. To avoid charging a servicing fee at an effective rate above 0.25% for Class A, Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS may waive servicing fees with respect to the Fund in an amount equal to the weighted average pro-rata amount of servicing fees charged by the affiliated Underlying Funds and ETFs. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
$11,672,757	$11,924,332	$98,050	$347,162	$342,073

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$29,557,943	$1,152,958	$46,337	$1,106,621

At June 30, 2019, the Fund did not have any net capital loss carryforwards.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2019 the Fund deferred to July 1, 2019 the following net capital losses of:

Net Capital Losses
Short-Term	Long-Term
$417	$—

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the six months ended December 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Effective August 14, 2018, the Fund was added to the Credit facility. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

20	J.P. MORGAN FUNDS	DECEMBER 31, 2019

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of December 31, 2019, all of the Fund’s shares were held by the Adviser.

Because of the Fund’s investments in the Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in Individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as equity securities, foreign and emerging markets securities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

8. Subsequent Event

On February 12, 2020, the Board approved the following changes which are scheduled to become effective on or about March 1, 2020:

The investment advisory fee of the Fund will be reduced to 0.25% of the Fund’s average daily net assets and the expense cap limitations for R2 Class, R3 Class, R4 Class, R5 Class and R6 Class will be reduced to 1.04%, 0.79%, 0.54%, 0.39% and 0.29% of each classes’ net assets, respectively.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	21

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartSpending 2050 Fund
Class A
Actual	$1,000.00	$1,032.80	$2.25	0.44%
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class I
Actual	1,000.00	1,033.80	0.92	0.18
Hypothetical	1,000.00	1,024.23	0.92	0.18
Class R2
Actual	1,000.00	1,030.10	4.34	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class R3
Actual	1,000.00	1,031.20	3.06	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R4
Actual	1,000.00	1,033.00	1.74	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
Class R5
Actual	1,000.00	1,033.80	0.97	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19
Class R6
Actual	1,000.00	1,034.10	0.46	0.09
Hypothetical	1,000.00	1,024.68	0.46	0.09

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

22	J.P. MORGAN FUNDS	DECEMBER 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019 at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and the other J.P. Morgan Funds overseen by the Board in which the Fund may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund and Underlying Funds received from the Adviser. This information includes the Fund’s and Underlying Funds’ performance as compared to the performance of the Fund’s and the Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Fund’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement

DECEMBER 31, 2019	J.P. MORGAN FUNDS	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

organizational and operational changes designed to improve investment results and the services provided to the Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund and Underlying Funds.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from its inception and that the fees remain competitive with peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates

24	J.P. MORGAN FUNDS	DECEMBER 31, 2019

offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-year period. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that based upon the Universe, the Fund’s performance for both Class A and Class I shares was in the third quintile for the one-year period ended December 31, 2018. The Trustees noted that based upon the Universe, the Fund’s performance for Class R6 shares was in the second quintile for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for the Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Fund, the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that based upon the Universe, the Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Fund invests.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	25

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management businesses of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	SAN-SS2050-1219

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 28, 2020

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
February 28, 2020